UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

Westcore Trust

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler, Secretary

Westcore Trust

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  June 30, 2012

Item 1.       Reports to Stockholders.

2012 SEMI-ANNUAL REPORT

JUNE 30, 2012	TICKER SYMBOLS

	Retail	Institutional
Fund	Class	Class

WESTCORE EQUITY FUNDS
Westcore Growth Fund	WTEIX	WILGX
Westcore MIDCO Growth Fund	WTMGX	WIMGX
Westcore Select Fund	WTSLX	–
Westcore Blue Chip Fund	WTMVX	WIMVX
Westcore Mid-Cap Value Fund	WTMCX	–
Westcore Small-Cap Opportunity Fund	WTSCX	WISCX
Westcore Small-Cap Value Fund	WTSVX	WISVX
Westcore Micro-Cap Opportunity Fund	WTMIX	–
Westcore International Small-Cap Fund	WTIFX	–

WESTCORE BOND FUNDS
Westcore Flexible Income Fund	WTLTX	WILTX
Westcore Plus Bond Fund	WTIBX	WIIBX
Westcore Colorado Tax-Exempt Fund	WTCOX	–

Westcore Funds are managed by Denver Investments.

The mountain logo together with “Westcore Funds Denver Investments”
is a registered service mark of Denver Investments.

INTENTIONALLY LEFT BLANK

DEAR FELLOW SHAREHOLDER:

Today’s investment environment is at worst unsettling and at best frustrating. Slow economic growth, the looming possibility of a recession, developed countries (including our own) awash in debt, Europe struggling to rescue the Euro and China’s slowing growth, are all causes for concern. And the list of problems is unfortunately much longer. However, it is helpful to remember that the late 1970s and early 1980s presented an equally bleak outlook. Yet the stock and bond markets rallied strongly in the 1980s and 1990s as the economic problems were solved.

We believe the most likely economic scenario for the next several years is slow growth with minimal inflation. Today’s economic challenges will, in our opinion, be solved by modifications to government budgets, taxes and regulations, in much the same way as the economic problems of the late 1970s and early 1980s were solved. Given this scenario, we believe that the stock market will likely provide higher returns than the bond market over the next several years.

We continue to stress the importance of a well thought out, long-term investment plan. In our experience, changing your investment plan because of every new economic development is not a good idea. Put simply, be diversified and be patient.

As many of the following commentaries from our portfolio management teams illustrate, the first six months of 2012 provided a roller coaster ride for investors. For equities, the first quarter was one of the strongest in history; only to be followed by a dramatic pullback in the second quarter. The fixed income markets saw interest rates rise in the first quarter only to fall to near historic lows by the end of June. Despite this volatility, most indices ended the first half with gains. Most of the Westcore Funds participated in these gains with varying levels of success relative to their benchmarks.

We would like to let you know that the Westcore Board will go through an important transition at the end of 2012. Jack Henderson, Chairman of the Board since the fund family’s inception in 1982, will retire on December 31.

The Westcore family of mutual funds was one of the first bank-sponsored fund families in the country. Jack has steered the funds through a number of critical transitions over the 30-year period and always focused on shareholders’ best interests.

The Board has elected Mary Anstine to become the new chair effective January 1, 2013. Mary has been a member of the Board since 2006. She has an extensive background in mutual fund operations and investments, allowing her to continue Jack’s excellent leadership.

Please review the comments and details about each of the funds on the following pages. We thank you for your confidence in our investment teams.

CFA is a trademark owned by the CFA Institute.

The Shareholder Letter and the Manager Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Fund Strategy

Investing primarily in equity securities of large companies with growth potential.

Fund Management

Ross G. Moscatelli, CFA Portfolio Manager
Craig W. Juran, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTEIX)	11.00%	2.83%	17.36%	1.45%	5.29%	8.33%	6/1/1988

Institutional Class
(WILGX)	11.04	2.97	17.48	1.56	5.34	8.36	9/28/2007

Russell 1000®
Growth Index	10.09	5.77	17.50	2.87	6.03	9.14

Lipper Large-Cap
Growth Index	9.75	1.26	14.79	1.24	4.42	8.13

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.06%, Net: 1.06%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.26%, Net: 0.89%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific other expenses until at least April 30, 2013.

Craig W. Juran is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  It is often said that you have to put the past behind you. That, however, can be very difficult for investors, especially with memories of the 2008 market collapse still fresh. Dramatic pullbacks in equity markets during the spring and summer for each of the past three years have made it even more difficult to put the past to rest. Then, like clockwork, as we headed into the spring of 2012, equity markets experienced yet another bout of macro-related uncertainty as the European region struggled over how to combat a sovereign debt crisis with coordinated monetary and fiscal policies. Despite all of the uncertainty and negative sentiment, most equity indices were very resilient and remained in positive territory for the first half of 2012.
  For the first six months of the year, the Westcore Growth Fund outperformed its benchmark, the Russell 1000® Growth Index. The Fund’s holdings in the consumer staples, consumer discretionary and industrials sectors produced its best returns relative to its benchmark. Holdings in the health care, financials and materials sectors produced the Fund’s weakest results relative to the benchmark.
  Among the Fund’s best performing holdings were Apple Inc., Whole Foods Market, Inc., and Alexion Pharmaceuticals Inc. Apple delivered strong results as an attractive valuation and a strong product pipeline increased investor interest. Apple’s products have shown strong market share gains as it improved consumers’ mobile media experience with products such as the iPhone 4, iPad 3, and Macbook Air. Consumer staples sector holding Whole Foods produced strong returns as consumers increasingly chose organic and healthier products. Health care sector holding Alexion Pharmaceuticals develops treatments for ultra-rare diseases. The company performed well in the period as it continued to execute its global expansion strategy with Soliris, its flagship drug.
  Holdings that produced the Fund’s weakest results in the period include Triumph Group Inc., Cabot Oil & Gas Corp. and Google Inc. Industrials sector holding Triumph Group derives a significant portion of its revenue from the manufacture, repair and overhaul of commercial airplanes. The global economic slowdown caused investors to ratchet down growth forecasts for airline travel and aircraft repair which negatively impacted Triumph’s stock price. Energy sector holding Cabot Oil & Gas struggled as a warm winter, particularly on the East Coast, caused natural gas prices to decline. Fund holding Google also hurt performance during the period as investors grew concerned regarding Google’s ability to monetize mobile search versus desktop search. Although the number of searches on mobile devices is much higher than desktops, the profitability of each search is currently lower.
  Uncertainty and volatility will, in our view, remain high in equity markets as investors deal with current fiscal and economic problems. Additionally, the U.S. presidential election in the fall and persistent turmoil in Washington D.C. will likely continue to impact equity markets. However, it appears that many of these uncertainties and problems are beginning to be discounted by the markets. For investors with longer time horizons, we believe the current investment environment is intriguing as expectations are low and confidence in equities is weak.

Stock Performance
(for the year ended 6/30/12)
	Average	Contribution
5 Highest	Weight	to Return

Apple Inc.	9.73%	3.39%

Equinix Inc.	1.28	0.82

Whole Foods Market Inc.	2.00	0.69

Alexion Pharmaceuticals Inc.	1.71	0.59

TransDigm Group Inc.	1.68	0.57

5 Lowest

Triumph Group Inc.	0.62%	-0.17%

EMC Corp.	0.79	-0.19

Cabot Oil & Gas Corp.	0.12	-0.22

F5 Networks Inc.	1.20	-0.32

Google Inc.	3.26	-0.47

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/12)
Apple Inc.		10.2%

Microsoft Corp.		3.5

Home Depot Inc.		2.3

Alexion Pharmaceuticals Inc.		2.3

Whole Foods Market Inc.		2.2

Alliance Data Systems Corp.		2.2

QUALCOMM Inc.		2.2

Google Inc.		2.1

Philip Morris International Inc.		2.0

Exxon Mobil Corp.		1.8

Total (% of Net Assets)		30.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds
	Rating™	in Large Growth
	as of 6/30/12	Category
Overall	«««	1,510

3 Year	««««	1,510

5 Year	«««	1,297

10 Year	«««	855

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/12)
	Westcore	Russell 1000®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$106.5	$106.4

Price/Earnings (1 year trailing)	19.5x	17.8x

EPS Growth (3 year historical)	24.5%	19.5%

Beta	1.1	1.0

Number of Holdings	61	572

Portfolio Turnover Rate	83%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily medium-sized companies with growth potential.

Fund Management
William S. Chester, CFA Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager	F. Wiley Reed, CFA Portfolio Manager
CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMGX)	-0.34%	-14.81%	15.54%	-0.39%	6.05%	9.84%	8/1/1986

Institutional Class
(WIMGX)	-0.17	-14.61	15.69	-0.27	6.11	9.87	9/28/2007

Russell Midcap®
Growth Index	8.10	-2.99	19.01	1.90	8.47	9.69

Lipper Mid-Cap
Growth Index	7.72	-5.16	17.09	1.61	7.29	9.02

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.02%, Net: 1.02%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.92%, Net: 0.88%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific other expenses until at least April 30, 2013.

Manager Commentary

  In the first half of 2012, the Westcore MIDCO Growth Fund underperformed its benchmark the Russell Midcap® Growth Index.
  This period of underperformance has been both disappointing and unusual in magnitude. Just twelve months ago, the picture was very different. Exiting June 30, 2011, the Fund had outperformed its benchmark for the 1-, 3-, 5-, and 10-year periods. The last twelve months have been a setback to the Fund’s long-term returns, but we are reminded that our disciplines have served us well over time. Our approach to investing remains the same – we use in-depth fundamental research designed to find growth companies that we believe will prosper over time.
  In the first half of 2012, the Fund’s most significant underperformance relative to the benchmark came from stock selection in three sectors: consumer discretionary, information technology, and energy. Zynga Inc., a social media gaming provider, was the Fund’s largest detractor in the information technology sector. During the second quarter investors became increasingly skeptical of its growth opportunities. Specialty mattresses manufacturer, Tempur-Pedic International Inc., was the Fund’s worst performing consumer discretionary stock, as an unprecedented level of competitor promotions caused a significant reduction in its earnings forecast. Within the energy sector, SM Energy Company is a liquids-focused exploration and production company. Its exposure to natural gas liquids (NGLs) proved unfavorable as an increase in NGL production created pricing pressure. We believe that this dynamic is likely to continue, and we exited the position.
  The financials and utilities sectors were the only positive contributors to the Fund’s performance. The Fund’s lack of exposure to the utilities sector proved beneficial as the sector underperformed. Within the financials sector our stock selection was good, but none of these holdings were among the Fund’s top five contributors. Although the health care and information technology sectors provided disappointing results relative to the benchmark, both produced top-performers. The Fund’s best performing stock in the first half was health care company Onyx Pharmaceuticals Inc. It received a favorable recommendation from the U.S. Food and Drug Administration’s Oncologic Drugs Advisory Committee for its novel drug to treat Multiple Myeloma. The Fund’s second largest contributor was LinkedIn Corp., a technology company that continued to execute on its strategy of disrupting the recruiting industry with innovative ways to link professionals.
  As of June 30, the Fund’s primary overweight positions were in the health care and information technology sectors, and its primary underweight positions were in the consumer discretionary and industrials sectors.
  Sluggish economic growth and sovereign credit concerns emanating out of Europe have created some significant headwinds for equities. However, we see signs for optimism as global inflation has begun to moderate bringing with it central bank easing. Here at home, the data increasingly indicates an improvement in the housing market, which we believe should be particularly good for the U.S. economy. As the macro-economic and political clouds begin to part, we are confident that the environment for growth companies that meet our quality criteria will improve.

Stock Performance
(for the year ended 6/30/12)
	Average	Contribution
5 Highest	Weight	to Return

Onyx Pharmaceuticals Inc.	1.65%	1.26%

LinkedIn Corp.	2.10	1.05

Amylin Pharmaceuticals Inc.	0.52	0.75

Citrix Systems Inc.	2.34	0.70

HCA Holdings Inc.	1.16	0.51

5 Lowest

Pioneer Natural
Resources Co.	1.56%	-0.56%

Ryder System Inc.	1.81	-0.56

SM Energy Company	1.60	-0.66

Zynga Inc.	1.51	-1.01

Tempur-Pedic
International Inc.	0.54	-1.29

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/12)
Onyx Pharmaceuticals Inc.		3.3%

Citrix Systems Inc.		2.8

FMC Corp.		2.4

DR Horton Inc.		2.4

Pioneer Natural Resources Co.		2.3

Agilent Technologies Inc.		2.3

BE Aerospace Inc.		2.3

St. Jude Medical Inc.		2.2

Vertex Pharmaceuticals Inc.		2.2

Red Hat Inc.		2.2

Total (% of Net Assets)		24.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Growth
	as of 6/30/12	Category
Overall	««	678

3 Year	««	678

5 Year	««	598

10 Year	««	430

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/12)
	Westcore MIDCO	Russell Midcap®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$6.6	$8.6

Price/Earnings (1 year trailing)	17.0x	20.4x

EPS Growth (3 year historical)	20.1%	15.8%

Beta	1.1	1.0

Number of Holdings	56	459

Portfolio Turnover Rate	53%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing primarily in the common stock of a limited number of medium-sized companies selected for their growth potential.

Fund Management
William S. Chester, CFA Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager	F. Wiley Reed, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSLX)	-7.64%	-23.30%	11.73%	0.22%	5.81%	10.90%	10/1/1999

Russell Midcap®
Growth Index	8.10	-2.99	19.01	1.90	8.47	4.62

Lipper Mid-Cap
Growth Index	7.72	-5.16	17.09	1.61	7.29	3.94

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.02%, Net: 1.02%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period.

Westcore Select Fund is a non-diversified fund and investing in non-diversified funds generally will be more volatile and a loss of principal could be greater than investing in more diversified funds.

Wescore Select Fund may participate in the Initial Public Offering (IPO) market and a significant portion of the Fund’s since inception return has been attributable to its investments in IPOs. There is no guarantee that as the Fund’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

Manager Commentary

  In the first half of 2012, the Westcore Select Fund underperformed its benchmark the Russell Midcap® Growth Index.
  This period of underperformance has been both disappointing and unusual in magnitude. Just twelve months ago, the picture was very different. Exiting June 30, 2011, the Fund had outperformed its benchmark for the 3-, 5-, and 10-year periods and slightly underperformed for the 1-year. The last twelve months have been a setback to the Fund’s long-term returns, but we are reminded that our disciplines have served us well over time. Our approach to investing remains the same – we use in-depth fundamental research designed to find growth companies that we believe will prosper over time.
  In the first half of 2012, the Fund’s most significant underperformance relative to the benchmark came from stock selection in three sectors: consumer discretionary, information technology, and health care. The Fund’s largest individual detractor was information technology holding Zynga Inc., a leading provider of social media gaming. Investors developed an increasingly skeptical view of its growth opportunities during the second quarter. Take-Two Interactive Software Inc. was another large detractor in the information technology sector. The stock of this video game manufacturer came under pressure due to delays in the launch of the next version in the company’s popular “Grand Theft Auto” game series. Consumer discretionary sector holding Tempur-Pedic International Inc., a manufacturer of specialty mattresses, also detracted meaningfully from the Fund’s performance. An unprecedented level of competitor promotions caused a significant reduction in its earnings forecast.

  The financials sector was the only positive contributing sector to the Fund’s performance in the first half of 2012. Although the health care and information technology sectors provided disappointing results relative to the benchmark, both produced top-performing stocks in the first half of the year. The Fund’s best performing stock in the quarter was health care sector holding Onyx Pharmaceuticals Inc. It received a favorable recommendation from the U.S. Food and Drug Administration’s Oncologic Drugs Advisory Committee for its novel drug to treat Multiple Myeloma. The Fund’s second largest contributor was LinkedIn Corp., a technology company that continued to execute on its strategy of disrupting the recruiting industry with innovative ways to linking professionals.

  As of the end of the first half of 2012, the Fund’s primary overweight positions were in the information technology and health care sectors, and its primary underweight positions were in the consumer discretionary and consumer staples sectors.
  Sluggish economic growth and sovereign credit concerns emanating out of Europe have created some significant headwinds for equities. However, we see signs for optimism as global inflation has begun to moderate bringing with it central bank easing. Here at home, the data increasingly indicates an improvement in the housing market, which we believe should be particularly good for the U.S. economy. As the macro-economic and political clouds begin to part, we are confident that the environment for growth companies that meet our quality criteria will improve.

Stock Performance
(for the year ended 6/30/12)
	Average	Contribution
5 Highest	Weight	to Return

Onyx Pharmaceuticals Inc.	1.87%	2.41%

LinkedIn Corp.	3.65	1.81

Citrix Systems Inc.	5.09	1.40

Zions Bancorporation	4.29	0.60

St. Jude Medical Inc.	4.11	0.56

5 Lowest

SanDisk Corp.	2.34%	-0.98%

Ryder System Inc.	3.81	-1.21

Take-Two Interactive
Software Inc.	4.10	-1.24

Tempur-Pedic
International Inc.	0.31	-1.73

Zynga Inc.	1.78	-1.96

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 6/30/12)
Onyx Pharmaceuticals Inc.		6.3%

Citrix Systems Inc.		5.3

Zions Bancorporation		4.8

BE Aerospace Inc.		4.7

DR Horton Inc.		4.7

LinkedIn Corp.		4.5

Agilent Technologies Inc.		4.2

Avago Technologies Ltd.		4.1

Starwood Hotels & Resorts Worldwide Inc.		4.0

WESCO International Inc.		4.0

Total (% of Net Assets)		46.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Growth
	as of 6/30/12	Category
Overall	««	678

3 Year	«	678

5 Year	«««	598

10 Year	««	430

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/12)
	Westcore	Russell Midcap®
	Select Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$6.7	$8.6

Price/Earnings (1 year trailing)	18.0x	20.4x

EPS Growth (3 year historical)	20.2%	15.8%

Beta	1.2	1.0

Number of Holdings	26	459

Portfolio Turnover Rate	91%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in large, well-established companies whose stocks appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMVX)	6.70%	3.72%	11.74%	-1.33%	4.16%	8.19%	6/1/1988

Institutional Class
(WIMVX)	6.72	3.93	11.84	-1.19	4.24	8.22	9/28/2007

S&P 500® Index	9.49	5.45	16.40	0.22	5.33	9.28

Lipper Large-Cap
Core Index	8.04	2.65	14.05	-0.47	4.32	8.41

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.12%, Net: 1.12%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.96%, Net: 0.94%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific other expenses until at least April 30, 2013.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  The Westcore Blue Chip Fund underperformed its benchmark, the S&P 500® Index, for the first six months of 2012.
  The stock market has been volatile year-to-date, with alternating periods of “risk on” and “risk off”. The first quarter was one of the strongest first quarters in history, led by low-quality, higher-risk (defined by beta and high long-term growth expectation) stocks. Economic strength was positively impacted by the mild winter and spring. Optimism faded in the second quarter as job creation dropped and Europe remained in financial and political turmoil. Returns were negative across the capitalization spectrum, and stocks with better fundamentals generally outperformed. Even with the second quarter shift to stocks with better fundamentals, at midyear the market leaders are lower quality, higher beta, less liquid stocks.
  During the first half of 2012, the portfolio’s most positive contributions were in the energy, medical/ healthcare and communications sectors. Although not in a top contributing sector, Wal-Mart Stores Inc. was a top performing stock. It continued to execute on our thesis of improving fundamentals. The market has taken notice of these improving fundamentals and a stable business model in an unstable global economy. Within transportation, Union Pacific Corp., a railroad operator, was the top contributor. The company reported results that beat market expectations driven by stronger revenues and lower costs. The company increased its prices and we believe solid fundamentals should lead to strong free cash generation. In medical/ healthcare, while no individual names stood out, stock selection contributed to the relative outperformance.
  The sectors that detracted most from performance during the first half were technology, interest rate sensitive, and consumer cyclicals. Dell Inc. (computers, servers and related services) was one of the biggest detractors in technology. We believe the cash flow stream at Dell is mispriced and the company should unlock this through its non-computing business. The market seems laser-focused on Dell’s inability to achieve its stated goal for growth in the computing segment while ignoring growth in overall cash flows. Prudential Financial Inc. (global life insurance, annuity and asset management) contributed to underperformance in the interest rate sensitive sector. We believe that Prudential is meaningfully undervalued considering its current returns and improved international opportunities. It seems to us that Prudential compares favorably to banks in terms of credit and near-term interest rate risk.
  Looking forward, we remain cautious about economic growth and corporate profits over the second half of the year. It appears that companies are unlikely to start hiring any time soon given the slow economic growth and numerous uncertainties. While consumers have been able to deleverage to some extent, we believe they will be unable to carry the economy as in the past. Back-to-school shopping will be an important time for retailers and the economy as a whole. It seems to us that China’s agreements with its trading partners to settle trades outside of the U.S. dollar, the extraordinary value of derivatives and the impact of sanctions against Iran are some risks to the portfolio that deserve monitoring. We continue to believe that our fundamental research will position the Fund well over the long term.

Stock Performance
(for the year ended 6/30/12)
	Average	Contribution
5 Highest	Weight	to Return

Wal-Mart Stores Inc.	3.58%	0.68%

Microsoft Corp.	3.68	0.62

Union Pacific Corp.	3.26	0.45

SunTrust Banks Inc.	1.26	0.42

Mattel Inc.	1.91	0.41

5 Lowest

Symantec Corp.	2.13%	-0.14%

Marathon Oil Corp.	1.76	-0.18

Occidental Petroleum
Corp.	3.06	-0.18

Dell Inc.	1.52	-0.22

Prudential Financial Inc.	0.89	-0.28

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 6/30/12)

Wal-Mart Stores Inc.		4.1%

Microsoft Corp.		3.8

International Business Machines Corp.		3.7

Union Pacific Corp.		3.6

ACE Ltd.		3.2

Pfizer Inc.		3.0

Occidental Petroleum Corp.		2.9

Abbott Laboratories		2.8

Amgen Inc.		2.8

Unilever N.V.		2.6

Total (% of Net Assets)		32.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Large Blend
	as of 6/30/12	Category
Overall	«««	1,539

3 Year	««	1,539

5 Year	«««	1,346

10 Year	«««	838

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/12)
	Westcore	S&P 500®
	Blue Chip Fund	Index
Weighted Average Market Capitalization ($ Bil)	$66.1	$108.1

Price/Cash Flow (1 year trailing)	10.1x	10.8x

Price/Book Value	2.6x	3.0x

Price/Earnings (1 year trailing)	12.6x	14.5x

Beta	1.0	1.0

Number of Holdings	51	500

Portfolio Turnover Rate	6%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in medium-sized companies whose stocks appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager
CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class
(WTMCX)	3.54%	-4.15%	14.59%	-2.71%	6.14%	7.76%	10/1/1998

Russell Midcap®
Value Index	7.78	-0.37	19.92	-0.13	8.17	8.63

Lipper Mid-Cap
Value Index	7.33	-3.42	16.64	-0.45	7.19	8.08

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.22%, Net: 1.22%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.25% for the Fund’s Retail Class for such period.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  The Westcore Mid-Cap Value Fund underperformed its benchmark, the Russell Midcap® Value Index, during the first six months of 2012.
  The stock market has been volatile year-to-date, with alternating periods of “risk on” and “risk off”. The first quarter was one of the strongest first quarters in history, led by low-quality, higher-risk (defined by beta and high long-term growth expectation) stocks. Economic strength was positively impacted by the mild winter and spring. Optimism faded in the second quarter as job creation dropped and Europe remained in financial and political turmoil. Returns were negative across the capitalization spectrum, and stocks with better fundamentals generally outperformed. Even with the second quarter shift to stocks with better fundamentals, at midyear the market leaders are lower quality, higher beta, less liquid stocks.
  The most significant sector contributions relative to the benchmark came from energy, utilities and transportation. Energy holding HollyFrontier Corp. was the best performing stock in the portfolio during the period. It benefitted from lower raw material costs relative to competitors. Furthermore, the merger between Holly and Frontier Oil allowed it future access to low-cost crude oil in Utah and Canada. Within the utilities and transportation sectors, no individual stocks were standouts. Outside of the three sectors noted above, PartnerRe Ltd., a global reinsurer in the interest rate sensitive sector, performed well following a difficult 2011. The company benefitted from improvements in insurance rates, a more normal catastrophe loss environment and evidence of strong reserves. We believe that the valuation and fundamental backdrop remain compelling for PartnerRe.
  The sectors that detracted most from performance relative to the benchmark were consumer cyclicals, REITs and consumer staples. Fund performance in consumer cyclicals suffered due to a pullback in J.C. Penney Company Inc. Expectations were ahead of execution and investors were disappointed. The company is involved in a turnaround of price, product and positioning in the apparel market. We believe it is too early to judge the results as the majority of changes have yet to happen. Although Fund holding Forest Oil Corp. was not in the poorer performing sectors above, it was another weak performer. Low natural gas prices negatively impacted its cash flows. Furthermore, it experienced disappointing results in its Texas acreage. Finally, when the board decided to replace the management team, we sold the stock. No individual stocks were standouts within the REITs and consumer staples sectors.
  Looking forward, we remain cautious about economic growth and corporate profits over the second half of the year. It appears that companies are unlikely to start hiring any time soon given the slow economic growth and numerous uncertainties. While consumers have been able to deleverage to some extent, we believe they will be unable to carry the economy as in the past. Back-to-school shopping will be an important time for retailers and the economy as a whole. It seems to us that China’s agreements with its trading partners to settle trades outside of the U.S. dollar, the extraordinary value of derivatives and the impact of sanctions against Iran are some risks to the portfolio that deserve monitoring. We continue to believe that our fundamental research will position the Fund well over the long term.

Stock Performance
(for the year ended 6/30/12)
	Average	Contribution
5 Highest	Weight	to Return

HollyFrontier Corp.	2.21%	0.95%

Allied World Assurance Co.	2.19	0.53

PartnerRe Ltd.	2.68	0.50

SunTrust Banks Inc.	1.41	0.45

Avago Technologies Ltd.	1.94	0.41

5 Lowest

Parametric Technology Corp.	0.54%	-0.22%

Omnicare Inc.	2.31	-0.23

SM Energy Company	0.88	-0.26

Forest Oil Corp.	0.80	-0.37

J.C. Penney Company Inc.	1.66	-0.59

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/12)
DISH Network Corp.		3.3%

AXIS Capital Holdings Ltd.		3.1

Quanta Services Inc.		3.0

HollyFrontier Corp.		2.7

Westar Energy Inc.		2.6

Reinsurance Group of America Inc.		2.5

Crown Holdings Inc.		2.4

American Water Works Co. Inc.		2.4

Activision Blizzard Inc.		2.4

Forest Laboratories Inc.		2.4

Total (% of Net Assets)		26.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Value
	as of 6/30/12	Category
Overall	««	336

3 Year	«««	336

5 Year	««	296

10 Year	««	149

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/12)
	Westcore Mid-Cap	Russell Midcap®
	Value Fund	Value Index
Weighted Average Market Capitalization ($ Bil)	$6.4	$7.7

Price/Cash Flow (1 year trailing)	11.0x	10.4x

Price/Book Value	1.8x	1.7x

Price/Earnings (1 year trailing)	13.4x	13.9x

Beta	0.9	1.0

Number of Holdings	52	560

Portfolio Turnover Rate	10%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in small-company stocks that appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager
CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSCX)	4.61%	-4.42%	14.09%	-3.55%	5.56%	7.88%	12/28/1993

Institutional Class
(WISCX)	4.68	-4.32	14.22	-3.42	5.64	7.92	9/28/2007

Russell 2000® Index	8.53	-2.08	17.80	0.54	7.00	7.72

Lipper Small-Cap
Core Index	6.24	-3.75	16.87	0.70	7.05	8.74

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.45%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.80%, Net: 1.20%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific other expenses until at least April 30, 2013.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  The Westcore Small-Cap Opportunity Fund underperformed its benchmark the Russell 2000® Index, during the first six months of 2012.
  The stock market has been volatile year-to-date, with alternating periods of “risk on” and “risk off”. The first quarter was one of the strongest first quarters in history, led by low-quality, higher-risk (defined by beta and high long-term growth expectation) stocks. Economic strength was positively impacted by the mild winter and spring. Optimism faded in the second quarter as job creation dropped and Europe remained in financial and political turmoil. Returns were negative across the capitalization spectrum, and stocks with better fundamentals generally outperformed. Even with the second quarter shift to stocks with better fundamentals, at midyear the market leaders are lower quality, higher beta, less liquid stocks.
  The strongest contributing sectors year-to-date were commercial services, transportation and medical/healthcare. Within medical/healthcare, Zoll Medical Corp. was a top performer. The company benefited from stronger-than-anticipated demand in the hospital and pre-hospital markets. During the period, Asahi Kasei Corporation, a Japanese diversified chemical manufacturer completed its acquisition of Zoll Medical. Commercial services holding, Central Garden & Pet Co., a garden and pet care supplier, was a top contributor. We continue to see consumers spend on home and garden products, which should benefit company sales. At the same time, management has embarked on cost-cutting initiatives that should lead to increased profits.
  The sectors that provided the least contribution to relative performance were interest rate sensitive, capital goods and basic materials. Capital goods holding, Twin Disc Inc., a designer, manufacturer and seller of power transmission equipment struggled. The first half of 2012 saw an unexpected decrease in oil and gas drilling which negatively impacted transmission sales. With this element of our thesis violated, we sold the stock. Outside of the three sectors mentioned above, the first half was also a difficult period for energy holding, Newpark Resources Inc. Land drilling in North America slowed due to a decline in gas-directed rig count. This is not being fully offset by drilling for oil. At the same time that activity has slowed, costs for a key raw material, barite, a weighting agent in drilling mud, have increased. We are confident in Newpark’s competitive position, as drilling activity returns to more normal levels and costs for barite stabilize.
  Looking forward, we remain cautious about economic growth and corporate profits over the second half of the year. It appears that companies are unlikely to start hiring any time soon given the slow economic growth and numerous uncertainties. While consumers have been able to deleverage to some extent, we believe they will be unable to carry the economy as in the past. Back-to-school shopping will be an important time for retailers and the economy as a whole. It seems to us that China’s agreements with its trading partners to settle trades outside of the U.S. dollar, the extraordinary value of derivatives and the impact of sanctions against Iran are some risks to the portfolio that deserve monitoring. We continue to believe that our fundamental research will position the Fund well over the long term. As always, your continued confidence is appreciated.

Stock Performance
(for the year ended 6/30/12)
	Average	Contribution
5 Highest	Weight	to Return

Zoll Medical Corp.	1.64%	1.07%

Standard Microsystems Corp.	2.40	0.87

GeoResources Inc.	2.83	0.61

Cott Corp.	2.06	0.61

Central Garden & Pet Co.	2.04	0.59

5 Lowest

Take-Two Interactive
Software Inc.	1.92%	-0.55%

Keynote Systems Inc.	1.82	-0.56

Twin Disc Inc.	0.83	-0.58

Bill Barrett Corp.	1.26	-0.64

Newpark Resources Inc.	1.76	-0.83

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/12)

GeoResources Inc.		3.1%

Standard Microsystems Corp.		3.1

Schweitzer-Mauduit International Inc .		2.7

Medicis Pharmaceuticals Corp.		2.6

Cott Corp.		2.5

Myriad Genetics Inc.		2.5

Elizabeth Arden Inc.		2.4

Central Garden & Pet Co.		2.4

Orthofix International N.V.		2.4

U.S. Physical Therapy Inc.		2.4

Total (% of Net Assets)		26.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Small Blend
	as of 6/30/12	Category
Overall	««	598

3 Year	««	598

5 Year	««	518

10 Year	««	310

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/12)
	Westcore Small-Cap	Russell 2000®
	Opportunity Fund	Index
Weighted Average Market Capitalization ($ Mil)	$1,077.0	$1,187.0

Price/Cash Flow (1 year trailing)	9.6x	11.9x

Price/Book Value	1.9x	2.4x

Price/Earnings (1 year trailing)	14.9x	16.4x

Beta	0.9	1.0

Number of Holdings	59	2,002

Portfolio Turnover Rate	16%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing primarily in small-cap, dividend paying stocks that appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager
CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSVX)	5.84%	-0.24%	18.59%	-0.71%	—	4.22%	12/13/2004

Institutional Class
(WISVX)	5.85	-0.23	18.66	-0.65	—	4.26	9/28/2007

Russell 2000®
Value Index	8.23	-1.43	17.43	-1.05	—	3.43

Lipper Small-Cap
Value Index	6.09	-3.37	17.30	-0.06	—	4.62

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.38%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.25%, Net: 1.17%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific other expenses until at least April 30, 2013.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  The Westcore Small-Cap Value Fund underperformed its benchmark index, the Russell 2000® Value Index, during the first six months of 2012.
  The stock market has been volatile year-to-date, with alternating periods of “risk on” and “risk off”. The first quarter was one of the strongest first quarters in history, led by low-quality, higher-risk (defined by beta and high long-term growth expectation) stocks. Economic strength was positively impacted by the mild winter and spring. Optimism faded in the second quarter as job creation dropped and Europe remained in financial and political turmoil. Returns were negative across the capitalization spectrum, and stocks with better fundamentals generally outperformed. Even with the second quarter shift to stocks with better fundamentals, at midyear the market leaders are lower quality, higher beta, less liquid stocks.
  The most significant sector contributions relative to the benchmark for the period came from consumer cyclical, medical/healthcare and commercial services. Medical/healthcare holding West Pharmaceutical Services Inc., a provider of packaging solutions for the pharmaceutical and biotech industries, was the best performing stock in the portfolio. Greater orders for packing systems led to an increase in profits and cash flows. We believe future proprietary product launches should result in sizeable increases to revenues, profits, and free cash flow. Within commercial services MAXIMUS Inc. was a top performer. It is a provider of technology solutions to health and human services department for state and federal governments, as well several foreign governments. We foresee management continuing to improve the implementation of its business plan. Additionally, our analysis indicates improving demand from state governments for its technology solutions, as deadlines for healthcare-exchange implementation approach.
  The weakest contributions year-to-date relative to the benchmark were in the interest rate sensitive, communications and energy sectors. Interest rate sensitive holding, GATX Corp., a railcar leaser, finished 2011 very strongly, and we reduced the position early in the first quarter. We continue to believe that the fundamentals of its tank-car leasing business are strong and improving. Within energy, Bristow Group Inc., a leading provider of helicopter transportation services to the global offshore energy industry, was a meaningful detractor. Declining energy prices led the market to conclude that drilling activity will decline along with the deteriorating economics. We disagree and believe that Bristow is well positioned to take advantage of increased global drilling activity over the intermediate-term.
  Looking forward, we remain cautious about economic growth and corporate profits over the second half of the year. It appears that companies are unlikely to start hiring any time soon given the slow economic growth and numerous uncertainties. While consumers have been able to deleverage to some extent, we believe they will be unable to carry the economy as in the past. Back-to-school shopping will be an important time for retailers and the economy as a whole. It seems to us that China’s agreements with its trading partners to settle trades outside of the U.S. dollar, the extraordinary value of derivatives and the impact of sanctions against Iran are some risks to the portfolio that deserve monitoring. We continue to believe that our fundamental research will position the Fund well over the long term.

Stock Performance
(for the year ended 6/30/12)

	Average	Contribution
5 Highest	Weight	to Return

West Pharmaceutical
Services Inc.	2.43%	0.75%

Protective Life Corp.	2.02	0.71

MAXIMUS Inc.	1.95	0.48

Brandywine Realty Trust	1.53	0.44

Bob Evans Farms Inc.	2.17	0.43

5 Lowest

GATX Corp.	1.30%	-0.14%

Brink's Co.	1.62	-0.23

Bristow Group Inc.	1.90	-0.28

Buckeye Technologies Inc.	2.03	-0.28

Schnitzer Steel
Industries Inc.	0.82	-0.41

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 6/30/12)
West Pharmaceutical Services Inc.		2.8%

Plantronics Inc.		2.8

Endurance Specialty Holdings Ltd.		2.4

Schweitzer-Mauduit International Inc.		2.4

Bob Evans Farms Inc.		2.3

MAXIMUS Inc.		2.3

Medicis Pharmaceuticals Corp.		2.2

Portland General Electric Co.		2.2

Alterra Capital Holdings Ltd.		2.0

Owens & Minor Inc.		2.0

Total (% of Net Assets)		23.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Small Value
	as of 6/30/12	Category

Overall	«««	284

3 Year	««««	284

5 Year	«««	253

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/12)
	Westcore Small-Cap	Russell 2000®
	Value Fund	Value Index
Weighted Average Market Capitalization ($ Mil)	$1,542.0	$1,025.0

Price/Cash Flow (1 year trailing)	10.3x	10.0x

Price/Book Value	2.0x	1.4x

Price/Earnings (1 year trailing)	14.5x	13.7x

Beta	0.8	1.0

Number of Holdings	66	1,419

Portfolio Turnover Rate	18%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Portfolio Manager
Paul A. Kuppinger, CFA Portfolio Manager
Jon K. Tesseo Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMIX)	7.89%	-0.82%	17.72%	—	—	4.92%	6/23/2008

Russell Microcap®
Index	13.01	-0.54	16.71	—	—	2.22

Lipper Small-Cap
Core Index	6.24	-3.75	16.87	—	—	3.51

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 5.74%, Net: 1.31%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Jon K. Tesseo is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  The high market volatility we saw in 2011 continued through the first half of 2012 as investors oscillated between “risk on” and “risk off”. Macro fears centered on the impact that sovereign debt issues in the European region would have on the rest of the world’s markets.
  Despite these challenging conditions the Westcore Micro-Cap Opportunity Fund provided a positive return for the first half of the year. It did, however, underperform its benchmark, the Russell Microcap® Index, for the period. In fact, the Russell Microcap® Index led the broad market indices for the first six months of the year with its impressive 13.01% return.
  In the first six months of 2012, the Fund outperformed the benchmark in four sectors and underperformed in nine.
  The medical/healthcare sector was the largest drag to the Fund’s performance relative to the benchmark. While the Fund’s holdings were up in the sector, we held an underweight position versus the benchmark and that led to half of the Fund’s overall underperformance relative to the benchmark. Commercial services and technology were two of the Fund’s other underperforming sectors in the period.
  The Fund’s best performing sector relative to the benchmark was consumer cyclicals. The Fund was overweight the sector and the models worked well selecting stocks in the sector. Consumer staples and transportation were other sectors in which the Fund outperformed the benchmark in the period.
  Despite strong gains year-to-date, we believe micro-cap stocks remain inexpensive versus large-caps as evidenced by the fact that stocks within the Russell Microcap® Index are trading at a discount on a price to cash, price to earnings, price to book and price to sales basis.

Stock Performance
(for the year ended 6/30/12)
	Average	Contribution
5 Highest	Weight	to Return

Cost Plus Inc.	0.53%	0.46%

Multimedia Games
Holding Co. Inc.	0.66	0.42

Susser Holdings Corp.	0.78	0.41

Town Sports International
Holdings Inc.	0.33	0.38

HealthStream Inc.	0.54	0.35

5 Lowest

Basic Energy Services Inc.	0.37%	-0.22%

Olympic Steel Inc.	0.71	-0.24

CEVA Inc.	0.25	-0.24

Consolidated Graphics Inc.	0.52	-0.27

ChinaCast Education Corp.	0.58	-0.81

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/12)
Spectrum Pharmaceuticals Inc.		1.1%

Peoples Bancorp Inc.		1.0

Neurocrine Biosciences Inc.		1.0

Susser Holdings Corp.		0.9

Sun Healthcare Group Inc.		0.9

Wilshire Bancorp Inc.		0.9

Lincoln Educational Services Corp.		0.9

Monotype Imaging Holdings Inc.		0.9

First Community Bancshares Inc.		0.9

Preferred Bank		0.9

Total (% of Net Assets)		9.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Small Blend
	as of 6/30/12	Category
Overall	«««	598

3 Year	«««	598

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/12)
	Westcore Micro-Cap	Russell
	Opportunity Fund	Microcap® Index
Weighted Average Market Capitalization ($ Mil)	$352.0	$290.0

Price/Cash Flow (1 year trailing)	9.7x	10.9x

Price/Book Value	2.1x	2.1x

Price/Earnings (1 year trailing)	12.7x	13.7x

Beta	1.0	1.0

Number of Holdings	178	1,498

Portfolio Turnover Rate	78%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in equity securities of international small-cap companies that are poised for growth.

Fund Management

John C. Fenley, CFA Portfolio Manager
Jeremy A. Duhon, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTIFX)	12.71%	-1.31%	21.35%	2.14%	9.90%	5.13%	12/15/99

MSCI EAFE
Small-Cap Index	4.93	-15.06	9.17	-5.32	8.49	5.67

Lipper International
Small-Cap Index	6.26	-13.03	11.56	-4.15	9.80	5.29

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.66%, Net: 1.51%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

Manager Commentary

  The year began with investors acknowledging that the sell-off of 2011 was overdone. Hopes of fiscal resolution in Europe, signs of improving economic data coming from the U.S. and a pick-up in global growth contributed to solid first quarter market gains. Throughout the second quarter of 2012, investors refocused on the headline risks of the European sovereign debt crisis, a potential hard landing for China’s economy and “fiscal cliff” concerns in the U.S., leading most equity markets to end the quarter in negative territory.
  The Westcore International Small-Cap Fund was not immune to volatility in the markets, but it did outperform its benchmark, the MSCI EAFE Small-Cap Index through the first half and posted a positive return.
  Among the period’s strong performers was Hong Kong-based Pico Far East Holdings Ltd. Pico provides exhibition and event marketing services throughout Asia and the Middle East. The stock performed well over the second quarter after reporting solid revenue growth and improved operating leverage. Fund holding Cardno Ltd., an Australia-based engineering consultant with a global reach from emerging markets to developed markets, also moved higher on the back of solid growth. Cardno successfully navigated through choppy waters with an acquisition strategy that significantly diversified its business both geographically and by sector. Its U.S. environmental services business, for instance, continued to see strong demand.
  Fund holdings that lagged over the first half include Megastudy Co. Ltd. and newer holdings Gree Inc. and DeNA Co. Ltd. Megastudy, based in Korea, is a provider of high school and college entrance-exam preparatory materials and instruction. The Korean government recently imposed new regulations in an attempt to reduce household private-education spending, which took a toll on education companies such as Megastudy. We believe Megastudy’s leadership position and the competitive educational environment students face in Korea will help it prevail over the long term. Gree and DeNA are Japan-based social gaming companies. During the period, a type of game that was popular on both platforms was banned. Simply put, the government felt that the odds of winning in the game were not clear to consumers. Our analysis leads us to believe that the effect of the new regulations will not materially impact the earnings of these two companies over the long term. Currently, we believe there remains enough evidence of growth prospects through the launch of new games and international expansion to justify holding these positions.
  Despite the return of volatility to equity markets, we remain focused on our discipline of seeking consistently fast-growing, high-return, cash-generative companies that have strong balance sheets. This focus, coupled with our strict valuation discipline, has been a cornerstone of the Fund’s investment process for over five years, and we believe it will help us position the Fund well over time.

Stock Performance
(for the year ended 6/30/12)
	Average	Contribution
5 Highest	Weight	to Return

Cardno Ltd.	6.70%	3.05%

Pico Far East Holdings Ltd.	5.55	2.14

Credit Corp. Group Ltd.	6.67	2.10

Diploma PLC	3.01	1.18

Xtep International
Holdings Ltd.	5.33	0.96

5 Lowest

Home Capital Group Inc.	2.94%	-0.11%

DeNA Co. Ltd.	2.37	-0.22

Gree Inc.	1.20	-0.26

Ports Design Ltd.	3.04	-0.62

Megastudy Co. Ltd.	1.62	-1.18

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/12)
Cardno Ltd. [Australia]		5.9%

Credit Corp. Group Ltd. [Australia]		5.5

Pico Far East Holdings Ltd. [Hong Kong]		5.0

IG Group Holdings PLC [United Kingdom]		4.9

Slater & Gordon Ltd. [Australia]		4.8

Aeon Delight Co. Ltd. [Japan]		4.4

Prestige International Inc. [Japan]		4.1

Xtep International Holdings Ltd. [Hong Kong] 4.1

Mears Group PLC [United Kingdom]		4.0

Ports Design Ltd. [Hong Kong]		3.6

Total (% of Net Assets)		46.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number of Funds
	Morningstar	in Foreign
	Rating™	Small/Mid
	as of 6/30/12	Growth Category
Overall	««««	96

3 Year	«««««	96

5 Year	«««««	88

10 Year	«««	53

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/12)
	Westcore International	MSCI EAFE
	Small-Cap Fund	Small-CapIndex
Weighted Average Market Capitalization ($ Mil)	$1,229.0	$1,455.0

Number of Countries Represented	14	22

Price/Earnings (1 year trailing)	11.4x	10.6x

Price/Book Value	2.7x	1.8x

Number of Holdings	37	2,270

Portfolio Turnover Rate	8%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Regional Allocation

Percentages are based on Total Net Assets

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds. Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Mark R. McKissick, CFA Portfolio Manager
Troy A. Johnson, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6	1	3	5	10	Since	30-Day	Incep.
	Months	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTLTX)	4.95%	8.43%	14.06%	3.21%	6.53%	7.81%	5.22%	6/1/1988

Institutional Class (WILTX)	5.09	8.60	14.17	3.30	6.58	7.83	5.40	9/28/2007

Barclays U.S. Corporate
High Yield Ba Index	6.81	8.63	15.01	9.62	9.32	9.13	—

Westcore Flexible Income Fund
Custom Index	6.81	8.63	15.01	9.62	9.32	9.23	—

Lipper High Current
Yield Index	6.91	5.09	15.02	5.85	8.38	7.11	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.88%, Net: 0.86%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.87%, Net: 0.75%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 5.20% for the retail class and 4.80% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk. Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific other expenses until at least April 30, 2013.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  Market appetite for yield continued through the first half of the year as investors’ comfort with high yield securities grew and returns for the asset class moved higher. The first quarter’s positive economic statistics, which signaled a self-sustaining growth outlook, later gave way to domestic growth concerns stemming from Europe and a slowing China. While this did cause some outflows and a slowing of new issue activity, it was not enough to derail the overall positive environment within high yield during the period. As the second quarter came to a close, the search for relative yield cautiously drew investors back to the asset class which continued to benefit from low default rates and a benign near-term credit outlook.
  The Westcore Flexible Income Fund’s return in the first half of 2012 fell short of the Barclays U.S. Corporate High Yield Ba Index’s return. The Fund’s underperformance versus its benchmark was attributable to its underweight positions in certain cyclical industries and in hybrid securities, which tend to perform well during credit rallies. Its overweight of energy-related issues also contributed to the underperformance, with that industry posting poor relative returns throughout the period.
  The Fund’s holdings in general continued to benefit from improving credit profiles and refinancing activity. Our focus on higher quality bonds within the high yield space was a positive contributor to the Fund’s performance during intermittent periods of weakness in the second quarter when concerns about domestic economic growth were resurrected.
  We believe the Fund is positioned to offer competitive yield with more limited downside risk and volatility versus more traditional high yield funds over the long term. Our process entails intensive credit analysis to evaluate yield versus risk through an entire business cycle which typically has resulted in an overweight of higher-rated high yield issues. Most importantly, we believe this strategy works over the long term for shareholders who want comparative yield potential versus other high yield funds, but who are a little more sensitive to volatility and capital preservation.

Top Ten Corporate Credit Exposure
(as of 6/30/12)
Range Resources Corp.	3.0%

HCA Inc.	3.0

Frontier Communication	2.6

Vail Resorts Inc.	2.6

Plains Exploration	2.5

Goodyear Tire & Rubber	2.5

Crown Americas	2.4

Limited Brands	2.4

BE Aerospace	2.4

Dupont Fabros Tech LP	2.4

Total (% of Net Assets)	25.8%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings

		Number of
	Morningstar	Funds in High
	Rating™	Yield Bond
	as of 6/30/12	Category

Overall	««	512

3 Year	«««	512

5 Year	««	449

10 Year	«	307

Morningstar Ratings shown represent the RetailClass. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/12)
	Westcore Flexible	Barclays U.S. Corporate
	Income Fund	High Yield Ba Index
Modified Duration	3.6 years	4.5 years

Effective Maturity	4.4 years	7.4 years

Number of Holdings	82	708

Portfolio Turnover Rate	23%	—

Please see page 30 for definition of terms.

Asset Allocation

Percentages are based on Total Net Assets.

Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Market Capitalization

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Mark R. McKissick, CFA Portfolio Manager
Lisa M. Snyder, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6	1	3	5	10	Since	30-Day	Incep.
	Months	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTIBX)	3.18%	7.55%	7.73%	6.10%	6.11%	6.80%	2.73%	6/1/1988

Institutional Class (WIIBX)	3.27	7.76	7.89	6.23	6.17	6.83	2.93	9/28/2007

Barclays U.S. Aggregate
Bond Index	2.37	7.47	6.93	6.79	5.63	7.33	—

Lipper Intermediate
Investment Grade Index	4.13	7.31	9.02	6.51	5.53	6.70	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.69%, Net: 0.55%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.55%, Net: 0.41%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.58% for the retail class and 2.78% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific other expenses until at least April 30, 2013.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  After rising slightly during the first quarter of 2012, longer-term U.S. Treasury yields ended the first half of the year lower. The 10-year Treasury yield began the year at 1.88%, rose to 2.21% by the end of the first quarter but was back down to 1.65% by June 30, 2012. Some key economic indicators such as unemployment, auto sales, and gross domestic product (GDP) suggested a strengthening U.S. economy in the first quarter. However, little positive momentum was carried into the second quarter as data such as industrial production and lower commodity and energy prices indicated a potential slowdown in the U.S. and globally.
  Additionally, the European debt crisis continued to oscillate between optimism over German-led assistance and pessimism over debtor nations’ ability to make changes to their fiscal imbalances and their uncompetitive labor markets. With market sentiments swinging back to pessimism, capital flowed strongly into low-risk assets fueling the rally in U.S. Treasuries. The United States is not the only country seeing all-time lows in its interest rates. At quarter end, Switzerland’s ten-year yield was 0.64%, Japan’s was 0.84%, Great Britain’s was 1.73%, Sweden’s was 1.59%, and Canada’s was 1.74%.
  The Westcore Plus Bond Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the first six months of 2012. The Fund’s outperformance was driven by its corporate bond exposure, including its allocation to higher quality high-yield bonds, which provided additional income over its benchmark. In particular, holdings in the consumer cyclical, REIT, and utility industries contributed to outperformance. Detracting from the Fund’s performance were holdings in agency mortgage-backed securities, its underweight to certain financial issuers, and its lack of exposure to other non-Treasury government-related securities.
  Our economic outlook continues to see the global economy struggle to find sustainable growth in what is now the third year of recovery following the recession of 2008-09. We expect very modest private-sector loan growth, no strong recovery in the real estate market for several years, unemployment declining very slowly, and a deep recession in peripheral Europe. In spite of the money creation that is now a global phenomenon, we look for modest inflation as global competitive forces and excess capacity in labor and capital markets all work to keep a lid on consumer price increases.
  We continue to overweight corporate bonds in an environment of positive, but slow, economic growth, strong corporate profits, continued deleveraging by corporations and individuals, and contained inflation. We expect select higher quality non-investment grade issuers to also perform well in this environment and therefore we maintain a strategic allocation to high yield bonds. Portfolio durations are similar to the benchmark as we anticipate rates remaining relatively low for an extended period of time. In our view, government agency mortgage-backed securities also offer good value due to their very high credit quality and higher yields. While we do ultimately see inflation as the solution to global debt problems, we believe it is far enough in the future that fixed income investors will be rewarded for capturing the income available in today’s market.

Top Ten Corporate Credit Exposure
(as of 6/30/12)
Pepsico	1.3%

Crown Castle Towers LLC	1.3

Berkshire Hathaway	1.2

Wal-Mart Stores	1.1

Honda Auto Receivables	1.1

Anheuser Busch	1.0

City National Corp.	1.0

Potlatch Corp.	1.0

BP Capital Markets PLC	1.0

Washington REIT	1.0

Total (% of Net Assets)	11.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings
		Number of
		Funds in
	Morningstar	Intermediate-
	Rating™	Term Bond
	as of 6/30/12	Category
Overall	««««	1,015

3 Year	«««	1,015

5 Year	«««	880

10 Year	««««	606

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/12)
	Westcore Plus	Barclays U.S.
	Bond Fund	Aggregate Bond Index
Modified Duration	5.2 years	5.1 years

Effective Maturity	8.3 years	7.1 years

Number of Holdings	227	7,923

Portfolio Turnover Rate	17%	—

Please see page 30 for definition of terms.

Asset Allocation

Percentages are based on Total Net Assets.

Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Market Capitalization

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

Fund Strategy

A Colorado municipal bond fund focusing on federal and state tax-exempt income primarily through investments in investment-grade quality bonds of intermediate maturity.

Fund Management

Thomas B. Stevens, CFA Portfolio Manager
Kenneth A. Harris, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6	1	3	5	10	Since	30-Day	Incep.
	Months	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTCOX)	2.82%	8.29%	6.11%	5.03%	4.14%	5.08%	2.73%	6/1/1991

Barclays U.S. 10-Year
Municipal Bond Index	2.68	10.30	8.09	6.89	5.63	6.44	—

Lipper Intermediate
Municipal Debt Index	2.68	7.68	6.45	5.10	4.27	5.13	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.77%, Net: 0.66%

30-Day SEC Yield figure reflects all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figure would have been 2.62%.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

Manager Commentary

  Continuing a trend which has been in place over the past year, municipal bond yields fell over the first half of 2012. Yields on “AAA” rated general obligation debt securities were near their lowest levels of the year as of June 30, 2012, as was evidenced by the 1.86% yield for a 10-year security. This compares to a 2.01% yield as of December 30, 2011 and 2.67% as of June 30, 2011, according to data provided by Thomson Reuters. The yield curve flattened over the past six months as the Federal Reserve maintained an accommodative posture against a backdrop of discouraging economic news at the same time investor demand for longer-maturity assets was pronounced, driving interest rates lower.
  The global economic struggle continues as China’s growth slowed for a sixth consecutive quarter and the peripheral European nations of Italy and Spain saw their debt ratings downgraded by Moody’s. Such difficult economic times are driving investors into more risk-averse assets, which has pushed U.S. Treasury and “AAA” municipal bond yields to record or near-record lows.
  Despite wide spread publicity surrounding bankruptcies among a few California cities, municipal defaults remain rare, and 2012’s default rate year-to-date is the lowest in three years. According to Barron’s, the number of defaults during the first six months was 42, or 38% below 2011 at this point of the year. There have been no defaults within the state of Colorado during the half-year ended June 30, 2012. The credit rating of the State remains Aa1 by Moody’s and AA by S&P, with a stable outlook by both.
  The Westcore Colorado Tax-Exempt Fund’s performance for the first half of 2012 trailed its benchmark, the Barclays U.S. 10-Year Municipal Bond Index. The Fund’s modified duration was purposely extended during the first half of the year, to 5.11 years compared to 4.64 years as of year-end 2011. This was shorter than the modified duration of the benchmark as of June 30, 2012, which was 6.08 years, and helps to explain the Fund’s relative underperformance. The Fund’s average maturity of 6.03 years on June 30 was also shorter than the 9.87 years reflected by the benchmark.
  The overall credit situation within municipalities is gradually improving, despite isolated situations such as Stockton, California. The Nelson Rockefeller Institute of Government reported recently that state tax collections have increased for nine consecutive quarters. This has helped every state adopt a budget on time for fiscal 2013. By comparison, in the past four years, states failed to enact budgets by their deadlines thirteen times. The State of Colorado was not among those thirteen.
  In the current environment, the Fund managers anticipate reducing the cash equivalent position and utilizing those proceeds into new Colorado issuance or secondary securities within the 10-20 year range with coupons of 4% or higher. Coupons in excess of 5% would be our preference but these are sometimes not readily available in the current interest rate environment. We intend to maintain the current overall credit quality of the Fund. In addition, should the opportunity present itself, the Fund managers would consider adding to an existing position currently held within the Fund.

Top Ten Holdings
(as of 6/30/12)	% of Net Assets

Denver City & County School District #1
5.25%, 12/1/2025	2.3%

Arapahoe County School District #1
5.00%,12/1/2029	2.2

Eagle Garfield & Rout County SD Re-50J
5.00%, 12/1/2026	2.1

Platte River Power Auth Power Rev
5.00%, 6/1/2027	1.7

Jefferson County School District R-001
5.25%, 12/1/2024	1.5

La Plata County School District R-9
5.00%, 11/1/2022	1.4

Boulder County Open Space
5.00%, 1/1/2024	1.4

Garfield Pitkin & Eagle County School District Re-1
5.00%, 12/15/2023	1.4

Roaring Fork School District Re-1

5.00%, 12/15/2024	1.4

Adams & Arapahoe Counties JT School District 28J

5.00%, 12/1/2026	1.4

Total (% of Net Assets)	16.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number of
		Funds in
	Morningstar	Muni Single
	Rating™	State Interm
	as of 6/30/12	Category
Overall	«««	211

3 Year	«««	211

5 Year	«««	205

10 Year	«««	170

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/12 and are subject to change every month..

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/12)
	Westcore Colorado	Barclays U.S. 10-Year
	Tax-Exempt Fund	Municipal Bond Index
Modified Duration	5.1 years	6.1 years

Effective Maturity	6.1 years	9.9 years

Colorado Double Tax-Exempt Percentage
(excludes cash & cash equivalents)	100	—

Percentage of Holdings Subject to AMT	0	—

Number of Holdings	158	—

Portfolio Turnover Rate	3%	—

Please see page 30 for definition of terms.

Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Allocation

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of certain Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2012 and held until June 30, 2012.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During Period

With respect to Expenses Paid During the Period, as shown in the table on the next page, expenses are equal to the Fund’s annualized expense ratio, as shown below, multiplied by the average account value over the period, multiplied by the number of days in the last six months of the fiscal half-year, 182/366 (to reflect the half-year period). The annualized expense ratios for the last six months were as follows:

Fund	Retail Class	Institutional Class

Westcore Growth Fund	1.13%	0.95%
Westcore MIDCO Growth Fund	1.06%	0.91%
Westcore Select Fund	1.06%	N/A
Westcore Blue Chip Fund	1.15%	0.97%
Westcore Mid-Cap Value Fund	1.25%	N/A
Westcore Small-Cap Opportunity Fund	1.30%	1.18%
Westcore Small-Cap Value Fund	1.30%	1.15%
Westcore Micro-Cap Opportunity Fund	1.30%	N/A
Westcore International Small-Cap Fund	1.50%	N/A
Westcore Flexible Income Fund	0.85%	0.71%
Westcore Plus Bond Fund	0.55%	0.40%
Westcore Colorado Tax-Exempt Fund	0.65%	N/A

				Expense Paid
		Beginning Account	Ending Account	During the Period
		Value	Value	1/1/2012 to
Fund		1/1/2012	6/30/2012	6/30/2012

Westcore Growth Fund
Retail Class	Actual	$1,000.00	$1,110.00	$5.93
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.67
Institutional Class	Actual	$1,000.00	$1,110.40	$4.98
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77
Westcore MIDCO Growth Fund
Retail Class	Actual	$1,000.00	$996.60	$5.26
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.32
Institutional Class	Actual	$1,000.00	$998.30	$4.52
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.57
Westcore Select Fund
Retail Class	Actual	$1,000.00	$923.60	$5.07
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.32
Westcore Blue Chip Fund
Retail Class	Actual	$1,000.00	$1,067.00	$5.91
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77
Institutional Class	Actual	$1,000.00	$1,067.20	$4.99
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$4.87
Westcore Mid-Cap Value Fund
Retail Class	Actual	$1,000.00	$1,035.40	$6.33
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.27
Westcore Small-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$1,046.10	$6.61
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.52
Institutional Class	Actual	$1,000.00	$1,046.80	$6.01
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.92
Westcore Small-Cap Value Fund
Retail Class	Actual	$1,000.00	$1,058.40	$6.65
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.52
Institutional Class	Actual	$1,000.00	$1,058.50	$5.89
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77
Westcore Micro-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$1,078.90	$6.72
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.52
Westcore International Small-Cap Fund
Retail Class	Actual	$1,000.00	$1,127.10	$7.93
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52
Westcore Flexible Income Fund
Retail Class	Actual	$1,000.00	$1,049.50	$4.33
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27
Institutional Class	Actual	$1,000.00	$1,050.90	$3.62
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.33	$3.57
Westcore Plus Bond Fund
Retail Class	Actual	$1,000.00	$1,031.80	$2.78
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$2.77
Institutional Class	Actual	$1,000.00	$1,032.70	$2.02
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.01
Westcore Colorado Tax-Exempt Fund
Retail Class	Actual	$1,000.00	$1,028.20	$3.28
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27

 Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The S&P 500® Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3,000 largest U.S. incorporated companies based on total market capitalization.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The MSCI EAFE Small-Cap Index is an unmanaged market-capitalization-weighted index that represents the performance of smaller capitalization companies in developed stock markets outside of North America. The index targets all companies with market capitalization below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float adjusted market capitalization in each market.

The Westcore Flexible Income Fund Custom Index is comprised of the Barclays U.S. Long-Term Government/Corporate Bond Index from the Fund’s inception to 9/30/00 and the Barclays U.S. Corporate High Yield Ba Index for the time period 10/1/00 to the most recent period end to reflect the change in the Fund’s investment strategy on 10/1/00. The Adviser believes that the Custom Index is the best benchmark measurement for historical performance over eight years.

The Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB« or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Municipal 20 Bond Buyer Index is comprised of yields of 20 general obligation municipal bonds published weekly by The Bond Buyer.

The Municipal 25 Bond Buyer Revenue Index is comprised of yields of 25 revenue bonds with 30-year maturities published weekly by The Bond Buyer.

The Lipper Large-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds classification.

The Lipper Mid-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds classification.

The Lipper Large-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Core Funds classification.

The Lipper Mid-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds classification.

The Lipper Small-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Core Funds classification.

The Lipper Small-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Value Funds classification.

The Lipper International Small-Cap Index is comprised of the 30 largest mutual funds in the Lipper International Small-Cap Funds classification.

The Lipper High Current Yield Index is comprised of the 30 largest mutual funds in the Lipper High Current Yield Funds classification.

The Lipper Intermediate Investment Grade Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification.

The Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Barra is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Barclays Capital is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

 Top 5/Bottom 5 Stock Performance Calculation Methodology

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during the first six months of 2012.

 Morningstar Disclosures

©2012 Morningstar, Inc. All Rights Reserved. The information contained herein is: (1) proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/12 and are subject to change every month. For each fund with at least a 3-year history, Morningstar calculates a rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar RatingTM of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. During periods on which ratings are based, service providers of the Fund waived fees. This waiver had a material impact on the funds’ average annual returns. In the absence of fee waivers, performance would have been reduced.

 Definitions of Terms

Beta – A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Credit Quality Rating – A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Duration – A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth – Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity – A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets – Westcore International Small-Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Market Capitalization – The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration – A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings – The Number of Holdings presented excludes short-term investments including money market mutual funds.

Portfolio Turnover Rate – A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio – The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio – The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio – The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

Quantitative Easing – A monetary policy that the Federal Reserve, and other central banks, pursue to increase the supply of money and thereby expand liquidity in the hopes of fostering stronger growth.

REIT – A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE) – A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk On, Risk Off – A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield – The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Weighted Average – An average that takes into account the proportional relevance of each component, rather than treating each component equally.

WESTCORE GROWTH FUND AS OF JUNE 30, 2012
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		96.00%
Consumer Discretionary		16.43%
Hotels, Restaurants & Leisure		2.96%
Chipotle Mexican
Grill Inc.**	1,605	$609,820
Panera Bread Co. -
Class A**	5,370	748,793
Starwood Hotels &
Resorts Worldwide
Inc.	10,560	560,102

		1,918,715

Household Durables		1.04%
PulteGroup Inc.**	63,100	675,170

Internet & Catalog Retail		3.05%
Amazon.com Inc.**	4,900	1,118,915
Priceline.com Inc.**	1,292	858,560

		1,977,475

Media		2.31%
CBS Corp. - Class B	19,874	651,470
Comcast Corp.	26,400	844,008

		1,495,478

Specialty Retail		5.32%
AutoZone Inc.**	2,280	837,147
Home Depot Inc.	28,238	1,496,332
TJX Companies Inc.	25,876	1,110,857

		3,444,336

Textiles, Apparel & Luxury Goods		1.75%
Lululemon Athletica Inc.
(Canada)**	9,480	565,292
VF Corp.	4,255	567,830

		1,133,122

Total Consumer Discretionary
(Cost $8,817,824)		10,644,296

Consumer Staples		5.88%
Beverages		1.63%
Monster Beverage Corp.**	14,870	1,058,744

Food & Staples Retailing		2.23%
Whole Foods Market Inc.	15,118	1,441,048

Tobacco		2.02%
Philip Morris
International Inc.	15,025	1,311,081

Total Consumer Staples
(Cost $3,082,217)		3,810,873

	Shares	Market Value
Energy		4.94%
Energy Equipment & Services		1.58%
Noble Corp.**	12,965	$421,751
Oceaneering
International Inc.	12,585	602,318

		1,024,069

Oil, Gas & Consumable Fuels		3.36%
EOG Resources Inc.	10,945	986,254
Exxon Mobil Corp.	13,940	1,192,846

		2,179,100

Total Energy
(Cost $3,478,283)		3,203,169

Financials		7.64%
Capital Markets		1.13%
Affiliated Managers
Group Inc.**	6,725	736,051

Commercial Banks		3.00%
US Bancorp	28,654	921,513
Wells Fargo & Co.	30,500	1,019,920

		1,941,433

Consumer Finance		0.75%
Capital One Financial
Corp.	8,865	484,561

Insurance		1.27%
Brown & Brown Inc.	30,100	820,827

Real Estate Investment Trusts (REITs)		1.49%
American Tower Corp. -
Class A	13,804	965,038

Total Financials
(Cost $4,254,341)		4,947,910

Health Care		11.02%
Biotechnology		5.43%
Alexion Pharmaceuticals
Inc.**	14,777	1,467,356
Biogen Idec Inc.**	8,112	1,171,211
Gilead Sciences Inc.**	17,100	876,888

		3,515,455

Health Care Providers & Services		1.74%
Express Scripts Holding
Co.**	20,215	1,128,603

Health Care Technology		1.26%
Cerner Corp.**	9,888	817,342

	Shares	Market Value
Pharmaceuticals		2.59%
Allergan Inc.	11,714	$1,084,365
Perrigo Co.	5,050	595,547

		1,679,912

Total Health Care
(Cost $6,140,698)		7,141,312

Industrials		12.76%
Aerospace & Defense		4.29%
Honeywell International
Inc.	15,165	846,814
Precision Castparts Corp.	4,774	785,275
TransDigm Group Inc.**	8,538	1,146,653

		2,778,742

Electrical Equipment		1.56%
AMETEK Inc.	20,251	1,010,727

Industrial Conglomerates		3.04%
Carlisle Cos. Inc.	18,400	975,568
Danaher Corp.	19,135	996,551

		1,972,119

Professional Services		1.37%
Verisk Analytics Inc. -
Class A**	17,950	884,217

Road & Rail		2.50%
J.B. Hunt Transport
Services Inc.	18,610	1,109,156
Kansas City Southern	7,355	511,614

		1,620,770

Total Industrials
(Cost $6,478,356)		8,266,575

Information Technology		30.78%
Communications Equipment		2.96%
F5 Networks Inc.**	5,255	523,188
QUALCOMM Inc.	25,096	1,397,345

		1,920,533

Computers & Peripherals		10.95%
Apple Inc.**	11,327	6,614,968
EMC Corp.**	18,700	479,281

		7,094,249

Internet Software & Services		6.89%
eBay Inc.**	22,000	924,220
Equinix Inc.**	4,695	824,677
Google Inc. - Class A**	2,345	1,360,264
IAC/InterActiveCorp.	10,385	473,556
LinkedIn Corp. - Class A**	8,275	879,384

		4,462,101

WESTCORE GROWTH FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Shares	Market Value
IT Services		5.05%
Accenture PLC - Class A
(Ireland)	13,929	$836,994
Alliance Data Systems
Corp.**	10,353	1,397,655
Teradata Corp.**	14,430	1,039,104

		3,273,753

Semiconductors & Semiconductor
Equipment		1.48%
Intel Corp.	35,875	956,069

Software		3.45%
Microsoft Corp.	73,100	2,236,129

Total Information Technology
(Cost $12,197,148)		19,942,834

Materials		4.25%
Chemicals		4.25%
Ashland Inc.	14,100	977,271
CF Industries Holdings
Inc.	3,500	678,090
FMC Corp.	20,530	1,097,944

		2,753,305

Total Materials
(Cost $2,313,106)		2,753,305

Telecommunication Services		2.30%
Diversified Telecommunication
Services		0.51%
BCE Inc. (Canada)	8,015	330,218

Wireless Telecommunication
Services		1.79%
Crown Castle
International Corp.**	19,800	1,161,468

Total Telecommunication Services
(Cost $1,418,164)		1,491,686

Total Common Stocks
(Cost $48,180,137)		62,201,960

MONEY MARKET MUTUAL FUNDS		4.48%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	2,905,628	2,905,628

Total Money Market Mutual Funds
(Cost $2,905,628)		2,905,628

Market Value
Total Investments
(Cost $51,085,765) 100.48%	$65,107,588

Liabilities in Excess of
Other Assets (0.48%)	(313,442)

Net Assets 100.00%	$64,794,146

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE MIDCO GROWTH FUND AS OF JUNE 30, 2012
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		93.62%
Consumer Discretionary		14.74%
Hotels, Restaurants & Leisure		2.01%
Starwood Hotels &
Resorts Worldwide
Inc.	45,500	$2,413,320

Household Durables		3.94%
DR Horton Inc.	155,000	2,848,900
Tempur-Pedic
International Inc.**	81,000	1,894,590

		4,743,490

Internet & Catalog Retail		0.50%
TripAdvisor Inc.**	13,500	603,315

Multiline Retail		1.64%
Nordstrom Inc.	39,800	1,977,662

Specialty Retail		5.43%
Bed Bath & Beyond Inc.**	19,300	1,192,740
DSW Inc. - Class A	26,600	1,447,040
Express Inc.**	94,144	1,710,596
Ross Stores Inc.	34,800	2,173,956

		6,524,332

Textiles, Apparel & Luxury Goods		1.22%
Michael Kors Holdings Ltd.
(British Virgin Islands)**	35,101	1,468,626

Total Consumer Discretionary
(Cost $18,032,454)		17,730,745

Consumer Staples		3.41%
Beverages		1.58%
Dr Pepper Snapple Group
Inc.	43,400	1,898,750

Personal Products		1.83%
Herbalife Ltd.
(Cayman Islands)	45,500	2,199,015

Total Consumer Staples
(Cost $4,342,544)		4,097,765

Energy		6.94%
Energy Equipment & Services		1.62%
Oil States International
Inc.**	29,500	1,952,900

	Shares	Market Value
Oil, Gas & Consumable Fuels		5.32%
Pioneer Natural
Resources Co.	31,200	$2,752,152
Southwestern Energy Co.**	40,600	1,296,358
Whiting Petroleum Corp.**	57,000	2,343,840

		6,392,350

Total Energy
(Cost $9,799,601)		8,345,250

Financials		4.16%
Commercial Banks		2.19%
Zions Bancorporation	135,700	2,635,294

Thrifts & Mortgage Finance		1.97%
Ocwen Financial Corp.**	125,900	2,364,402

Total Financials
(Cost $4,261,202)		4,999,696

Health Care		24.01%
Biotechnology		7.83%
Alkermes PLC**	91,959	1,560,544
Cubist Pharmaceuticals
Inc.**	30,700	1,163,837
Onyx Pharmaceuticals
Inc.**	60,300	4,006,935
Vertex Pharmaceuticals
Inc.**	48,000	2,684,160

		9,415,476

Health Care Equipment & Supplies		7.18%
Sirona Dental Systems
Inc.**	46,300	2,083,963
St. Jude Medical Inc.	67,300	2,685,943
Thoratec Corp.**	66,800	2,243,144
Varian Medical Systems
Inc.**	26,600	1,616,482

		8,629,532

Health Care Providers & Services		5.28%
DaVita Inc.**	19,850	1,949,469
HCA Holdings Inc.	71,700	2,181,831
MEDNAX Inc.**	32,400	2,220,696

		6,351,996

Life Sciences, Tools & Services		2.27%
Agilent Technologies Inc.	69,700	2,735,028

Pharmaceuticals		1.45%
Endo Health Solutions Inc.**	56,100	1,737,978

Total Health Care
(Cost $24,944,085)		28,870,010

	Shares	Market Value
Industrials		9.66%
Aerospace & Defense		3.73%
BE Aerospace Inc.**	61,900	$2,702,554
Spirit Aerosystems
Holdings Inc. -
Class A**	75,000	1,787,250

		4,489,804

Machinery		1.36%
SPX Corp.	25,000	1,633,000

Road & Rail		2.56%
Old Dominion Freight
Line Inc.**	33,300	1,441,557
Ryder System Inc.	45,500	1,638,455

		3,080,012

Trading Companies & Distributors		2.01%
WESCO International
Inc.**	41,900	2,411,345

Total Industrials
(Cost $11,505,613)		11,614,161

Information Technology		21.71%
Computers & Peripherals		1.05%
NetApp Inc.**	39,800	1,266,436

Internet Software & Services		1.96%
LinkedIn Corp. - Class A**	22,190	2,358,131

Semiconductors &
Semiconductor Equipment		8.09%
Altera Corp.	25,800	873,072
Atmel Corp.**	225,500	1,510,850
Avago Technologies Ltd.
(Singapore)	62,700	2,250,930
Cypress Semiconductor
Corp.**	106,600	1,409,252
Lam Research Corp.**	63,100	2,381,394
LSI Corp.**	204,200	1,300,754

		9,726,252

Software		10.61%
Autodesk Inc.**	70,100	2,452,799
Citrix Systems Inc.**	40,200	3,374,388
Red Hat Inc.**	46,700	2,637,616
TIBCO Software Inc.**	79,900	2,390,608
Zynga Inc. - Class A**	348,900	1,898,016

		12,753,427

Total Information Technology
(Cost $27,693,549)		26,104,246

WESTCORE MIDCO GROWTH FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Shares	Market Value
Materials		8.99%
Chemicals		8.30%
Albemarle Corp.	34,800	$2,075,472
Cytec Industries Inc.	23,400	1,372,176
FMC Corp.	53,300	2,850,484
Rockwood Holdings Inc.	43,000	1,907,050
Westlake Chemical Corp.	34,000	1,776,840

		9,982,022

Metals & Mining		0.69%
Walter Energy Inc.	18,811	830,694

Total Materials
(Cost $9,175,296)		10,812,716

Total Common Stocks
(Cost $109,754,344)		112,574,589

MONEY MARKET MUTUAL FUNDS		5.29%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	6,361,438	6,361,438

Total Money Market Mutual Funds
(Cost $6,361,438)		6,361,438

Total Investments
(Cost $116,115,782)	98.91%	118,936,027

Other Assets in
Excess of Liabilities	1.09%	1,312,572

Net Assets	100.00%	$120,248,599

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SELECT FUND AS OF JUNE 30, 2012
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		99.53%
Consumer Discretionary		15.63%
Hotels, Restaurants & Leisure		4.04%
Starwood Hotels &
Resorts Worldwide
Inc.	373,000	$19,783,920

Household Durables		4.68%
DR Horton Inc.	1,248,800	22,952,944

Specialty Retail		6.91%
Bed Bath & Beyond Inc.**	260,600	16,105,080
Express Inc.**	977,900	17,768,443

		33,873,523

Total Consumer Discretionary
(Cost $79,795,624)		76,610,387

Consumer Staples		3.34%
Personal Products		3.34%
Herbalife Ltd.
(Cayman Islands)	338,700	16,369,371

Total Consumer Staples
(Cost $20,652,344)		16,369,371

Energy		6.91%
Oil, Gas & Consumable Fuels		6.91%
Pioneer Natural
Resources Co.	194,900	17,192,129
Whiting Petroleum Corp.**	405,700	16,682,384

		33,874,513

Total Energy
(Cost $43,597,560)		33,874,513

Financials		4.78%
Commercial Banks		4.78%
Zions Bancorporation	1,206,600	23,432,172

Total Financials
(Cost $20,543,622)		23,432,172

Health Care		21.67%
Biotechnology		10.23%
Onyx Pharmaceuticals
Inc.**	467,700	31,078,665
Vertex Pharmaceuticals
Inc.**	340,500	19,040,760

		50,119,425

Health Care Equipment & Supplies		7.23%
St. Jude Medical Inc.	441,100	17,604,301
Thoratec Corp.**	531,600	17,851,128

		35,455,429

	Shares	Market Value
Life Sciences Tools & Services		4.21%
Agilent Technologies Inc.	525,300	$20,612,772

Total Health Care
(Cost $98,191,020)		106,187,626

Industrials		15.46%
Aerospace & Defense		8.20%
BE Aerospace Inc.**	532,000	23,227,120
Spirit Aerosystems
Holdings Inc. -
Class A**	711,000	16,943,130

		40,170,250

Road & Rail		3.30%
Ryder System Inc.	448,800	16,161,288

Trading Companies & Distributors		3.96%
WESCO International
Inc.**	337,400	19,417,370

Total Industrials
(Cost $78,934,208)		75,748,908

Information Technology		24.00%
Internet Software & Services		4.45%
LinkedIn Corp. - Class A**	205,476	21,835,934

Semiconductors & Semiconductor
Equipment		7.50%
Avago Technologies Ltd.
(Singapore)	557,600	20,017,840
Lam Research Corp.**	443,100	16,722,594

		36,740,434

Software		12.05%
Citrix Systems Inc.**	310,730	26,082,676
Take-Two Interactive
Software Inc.**	445,813	4,217,391
TIBCO Software Inc.**	369,900	11,067,408
Zynga Inc. - Class A**	3,251,115	17,686,066

		59,053,541

Total Information Technology
(Cost $111,135,837)		117,629,909

Materials		7.74%
Chemicals		7.74%
Albemarle Corp.	322,000	19,204,080
Rockwood Holdings Inc.	421,600	18,697,960

		37,902,040

Total Materials
(Cost $39,185,688)		37,902,040

	Shares	Market Value
Total Common Stocks
(Cost $492,035,903)		$487,754,926

MONEY MARKET MUTUAL FUNDS		0.22%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,063,887	1,063,887

Total Money Market Mutual Funds
(Cost $1,063,887)		1,063,887

Total Investments
(Cost $493,099,790)	99.75%	488,818,813

Other Assets in
Excess of Liabilities	0.25%	1,229,795

Net Assets	100.00%	$490,048,608

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE BLUE CHIP FUND AS OF JUNE 30, 2012
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		97.20%
Basic Materials		3.21%
Forestry & Paper		3.21%
Ball Corp.	34,680	$1,423,614
International Paper Co.	25,450	735,759

		2,159,373

Total Basic Materials
(Cost $1,286,296)		2,159,373

Capital Goods		4.45%
Aerospace & Defense		2.96%
General Dynamics Corp.	13,300	877,268
Raytheon Co.	19,700	1,114,823

		1,992,091

Industrial Products		1.49%
Xylem Inc.	39,700	999,249

Total Capital Goods
(Cost $2,669,667)		2,991,340

Commercial Services		4.84%
Business Products & Services		2.52%
Quanta Services Inc.**	70,400	1,694,528

IT Services		0.70%
Accenture PLC - Class A
(Ireland)	7,800	468,702

Transaction Processing		1.62%
The Western Union Co.	64,900	1,092,916

Total Commercial Services
(Cost $2,905,429)		3,256,146

Communications		1.09%
Telecomm Equipment & Solutions		1.09%
QUALCOMM Inc.	13,200	734,976

Total Communications
(Cost $579,573)		734,976

Consumer Cyclical		12.23%
Cable, Satellite & Telecomm Services		3.74%
DIRECTV - Class A**	23,900	1,166,798
DISH Network Corp. -
Class A	47,300	1,350,415

		2,517,213

Department Stores		1.52%
Macy’s Inc.	29,700	1,020,195

	Shares	Market Value
General Merchandise		4.09%
Wal-Mart Stores Inc.	39,500	$2,753,940

Recreation & Leisure		1.48%
Mattel Inc.	30,700	995,908

Specialty Retail		1.40%
Lowe’s Cos. Inc.	33,000	938,520

Total Consumer Cyclical
(Cost $6,656,956)		8,225,776

Consumer Staples		10.04%
Beverages: Non-Alcoholic		2.09%
Dr Pepper Snapple Group
Inc.	32,200	1,408,750

Consumer Products		1.50%
Colgate-Palmolive Co.	9,700	1,009,770

Food & Agricultural Products		6.45%
Campbell Soup Co.	33,100	1,104,878
HJ Heinz Co.	27,500	1,495,450
Unilever N.V.
(Netherlands)	52,000	1,734,200

		4,334,528

Total Consumer Staples
(Cost $5,956,282)		6,753,048

Energy		14.19%
Exploration & Production		4.41%
Marathon Oil Corp.	40,600	1,038,142
Occidental Petroleum
Corp.	22,480	1,928,110

		2,966,252

Integrated Oils		1.87%
Exxon Mobil Corp.	14,700	1,257,879

Oil Services		5.34%
Ensco PLC - ADR
(United Kingdom)	25,100	1,178,947
National Oilwell Varco
Inc.	20,200	1,301,688
Noble Corp.
(Switzerland)**	34,100	1,109,273

		3,589,908

Refining & Marketing		2.57%
HollyFrontier Corp.	23,100	818,433
Marathon Petroleum
Corp.	20,250	909,630

		1,728,063

	Shares	Market Value
Total Energy
(Cost $7,774,556)		$9,542,102

Interest Rate Sensitive		10.78%
Insurance & Real Estate Brokers		1.41%
AON PLC	20,300	949,634

Life & Health Insurance		1.24%
Prudential Financial Inc.	17,200	832,996

Property Casualty Insurance		4.31%
ACE Ltd. (Switzerland)	29,200	2,164,596
The Chubb Corp.	10,100	735,482

		2,900,078

Regional Banks		3.82%
PNC Financial Services
Group Inc.	14,000	855,540
SunTrust Banks Inc.	30,700	743,861
Wells Fargo & Co.	28,900	966,416

		2,565,817

Total Interest Rate Sensitive
(Cost $6,475,992)		7,248,525

Medical/Healthcare		12.95%
Healthcare Services		2.00%
AmerisourceBergen
Corp.	34,200	1,345,770

Pharmaceuticals		10.95%
Abbott Laboratories	29,650	1,911,536
Amgen Inc.	26,000	1,899,040
Forest Laboratories Inc.**	44,650	1,562,303
Pfizer Inc.	86,562	1,990,926

		7,363,805

Total Medical/Healthcare
(Cost $6,877,851)		8,709,575

Technology		14.80%
Computer Software		8.19%
Activision Blizzard Inc.	141,800	1,700,182
Microsoft Corp.	82,500	2,523,675
Symantec Corp.**	87,700	1,281,297

		5,505,154

PC’s & Servers		4.90%
Dell Inc.**	66,600	833,832
International Business
Machines Corp.	12,600	2,464,308

		3,298,140

WESTCORE BLUE CHIP FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Shares	Market Value
Semiconductors		1.71%
Avago Technologies Ltd.
(Singapore)	32,100	$1,152,390

Total Technology
(Cost $8,411,653)		9,955,684

Transportation		5.20%
Railroads		5.20%
Norfolk Southern Corp.	15,450	1,108,847
Union Pacific Corp.	20,000	2,386,200

		3,495,047

Total Transportation
(Cost $2,021,482)		3,495,047

Utilities		3.42%
Independent Power		1.93%
Exelon Corp.	15,800	594,396
Public Service
Enterprises Group
Inc.	21,600	702,000

		1,296,396

Regulated Electric		1.49%
Edison International	21,700	1,002,540

Total Utilities
(Cost $1,962,943)		2,298,936

Total Common Stocks
(Cost $53,578,680)		65,370,528

MONEY MARKET MUTUAL FUNDS		2.36%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,591,479	1,591,479

Total Money Market Mutual Funds
(Cost $1,591,479)		1,591,479

Total Investments
(Cost $55,170,159)	99.56%	66,962,007

Other Assets in
Excess of Liabilities	0.44%	293,912

Net Assets	100.00%	$67,255,919

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE MID-CAP VALUE FUND AS OF JUNE 30, 2012
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		96.59%
Basic Materials		6.73%
Forestry & Paper		2.61%
International Paper Co.	19,500	$563,745
Packaging Corp. of
America	16,500	465,960

		1,029,705

Other Materials (Rubber & Plastic)		3.54%
Crown Holdings Inc.**	27,700	955,373
Owens-Illinois Inc.**	23,100	442,827

		1,398,200

Precious Metals		0.58%
Hecla Mining Co.	48,600	230,850

Total Basic Materials
(Cost $1,640,434)		2,658,755

Capital Goods		4.50%
Electrical Equipment		1.91%
General Cable Corp.**	29,000	752,260

Industrial Products		2.59%
Avery Dennison Corp.	15,900	434,706
Xylem Inc.	23,400	588,978

		1,023,684

Total Capital Goods
(Cost $2,426,689)		1,775,944

Commercial Services		5.86%
Business Products & Services		4.35%
Quanta Services Inc.**	49,775	1,198,084
Xerox Corp.	66,081	520,058

		1,718,142

Environmental & Pollution Control		1.51%
Waste Connections Inc.	19,835	593,463

Total Commercial Services
(Cost $2,211,383)		2,311,605

Communications		2.27%
Telecomm Equipment & Solutions		2.27%
Plantronics Inc.	26,800	895,120

Total Communications
(Cost $936,686)		895,120

Consumer Cyclical		7.70%
Cable, Satellite & Telecomm
Services		3.25%
DISH Network Corp. -
Class A	44,950	1,283,323

	Shares	Market Value
Department Stores		2.90%
J.C. Penney Co. Inc.	20,550	$479,020
Macy’s Inc.	19,400	666,390

		1,145,410

Recreation & Leisure		1.55%
Mattel Inc.	18,800	609,872

Total Consumer Cyclical
(Cost $2,535,747)		3,038,605

Consumer Staples		5.84%
Beverages: Non-Alcoholic		2.18%
Dr Pepper Snapple Group
Inc.	19,700	861,875

Food & Agricultural Products		3.66%
The J.M. Smucker Co.	7,450	562,624
Tyson Foods Inc. - Class A	46,750	880,302

		1,442,926

Total Consumer Staples
(Cost $1,750,082)		2,304,801

Energy		8.32%
Oil Services		5.62%
Ensco PLC - ADR
(United Kingdom)	16,050	753,869
Noble Corp.
(Switzerland)**	20,750	674,997
Tidewater Inc.	17,000	788,120

		2,216,986

Refining & Marketing		2.70%
HollyFrontier Corp.	30,100	1,066,443

Total Energy
(Cost $2,694,213)		3,283,429

Interest Rate Sensitive		17.74%
Insurance & Real Estate Brokers		2.14%
AON PLC	18,050	844,379

Life & Health Insurance		4.68%
Reinsurance Group of
America Inc.	18,791	999,869
Unum Group	44,250	846,503

		1,846,372

Property Casualty Insurance		8.49%
Allied World Assurance
Co. Holdings AG
(Switzerland)	9,150	727,150
Alterra Capital Holdings
Ltd. (Bermuda)	21,650	505,528

	Shares	Market Value
AXIS Capital Holdings Ltd.
(Bermuda)	37,850	$1,232,017
PartnerRe Ltd. (Bermuda)	11,740	888,366

		3,353,061

Regional Banks		2.43%
Comerica Inc.	13,550	416,120
SunTrust Banks Inc.	22,400	542,752

		958,872

Total Interest Rate Sensitive
(Cost $6,037,615)		7,002,684

Medical/Healthcare		8.23%
Healthcare Services		5.86%
AmerisourceBergen Corp.	20,950	824,383
Covance Inc.**	12,350	590,948
Omnicare Inc.	28,750	897,862

		2,313,193

Pharmaceuticals		2.37%
Forest Laboratories Inc.**	26,700	934,233

Total Medical/Healthcare
(Cost $3,015,814)		3,247,426

Real Estate Investment Trusts
(REITs)		8.12%
Diversified & Specialty		1.65%
Rayonier Inc.	14,550	653,295

Healthcare		2.26%
Senior Housing
Properties Trust	40,000	892,800

Multi-Family		1.43%
Home Properties Inc.	9,200	564,512

Office Properties		2.78%
Alexandria Real Estate
Equities Inc.	8,200	596,304
Digital Realty Trust Inc.	6,650	499,215

		1,095,519

Total Real Estate Investment Trusts (REITs)
(Cost $2,762,764)		3,206,126

Technology		9.19%
Computer Software		7.01%
Activision Blizzard Inc.	78,150	937,019
Parametric Technology
Corp.**	28,000	586,880
Symantec Corp.**	44,150	645,031
Synopsys Inc.**	20,300	597,429

		2,766,359

WESTCORE MID-CAP VALUE FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Shares	Market Value
Semiconductors		2.18%
Avago Technologies Ltd.
(Singapore)	24,050	$863,395

Total Technology
(Cost $3,557,837)		3,629,754

Utilities		12.09%
Gas Utilities		1.89%
UGI Corp.	25,405	747,669

Integrated Gas & Electric		1.86%
CenterPoint Energy Inc.	35,435	732,442

Regulated Electric		5.96%
Edison International	12,850	593,670
Great Plains Energy Inc.	34,750	743,998
Westar Energy Inc.	33,950	1,016,802

		2,354,470

Water Utilities		2.38%
American Water Works
Co. Inc.	27,350	937,558

Total Utilities
(Cost $3,615,301)		4,772,139

Total Common Stocks
(Cost $33,184,565)		38,126,388

MONEY MARKET MUTUAL FUNDS		1.28%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	505,293	505,293

Total Money Market Mutual Funds
(Cost $505,293)		505,293

Total Investments
(Cost $33,689,858)	97.87%	38,631,681

Other Assets in
Excess of Liabilities	2.13%	839,961

Net Assets	100.00%	$39,471,642

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF JUNE 30, 2012
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		94.65%
Basic Materials		2.96%
Forestry & Paper		1.86%
KapStone Paper and
Packaging Corp.**	55,100	$873,335

Precious Metals		0.64%
Hecla Mining Co.	63,700	302,575

Specialty Chemicals		0.46%
OM Group Inc.**	11,400	216,600

Total Basic Materials
(Cost $1,387,178)		1,392,510

Capital Goods		4.22%
Electrical Equipment		1.85%
General Cable Corp.**	33,495	868,860

Engineering & Construction		1.24%
EMCOR Group Inc.	20,970	583,386

Industrial Products		1.13%
EnPro Industries Inc.**	14,300	534,391

Total Capital Goods
(Cost $1,440,705)		1,986,637

Commercial Services		6.10%
Business Products & Services		2.10%
CRA International Inc.**	24,400	358,436
Schawk Inc.	49,700	631,190

		989,626

Distributors & Wholesalers		2.37%
Central Garden & Pet Co. -
Class A**	102,300	1,114,047

Educational Services		1.63%
Bridgepoint Education Inc.**	35,200	767,360

Total Commercial Services
(Cost $3,028,155)		2,871,033

Communications		1.93%
Telecomm Equipment & Solutions		1.93%
Plantronics Inc.	27,200	908,480

Total Communications
(Cost $894,187)		908,480

Consumer Cyclical		13.21%
Clothing & Accessories		6.41%
ANN Inc.**	19,630	500,368

	Shares	Market Value
The Cato Corp. - Class A	29,400	$895,524
The Childrens Place
Retail Stores Inc.**	14,030	699,115
Perry Ellis International
Inc.**	44,400	921,300

		3,016,307

Recreation & Leisure		3.96%
JAKKS Pacific Inc.	57,600	922,176
Steiner Leisure Ltd.
(Bahamas)**	20,300	942,123

		1,864,299

Restaurants		2.04%
CEC Entertainment Inc.	26,400	960,168

Specialty Retail		0.80%
PEP Boys - Manny Moe
& Jack	37,800	374,220

Total Consumer Cyclical
(Cost $4,747,196)		6,214,994

Consumer Staples		9.32%
Consumer Products		2.42%
Elizabeth Arden Inc.**	29,310	1,137,521

Food & Agricultural Products		4.19%
Calavo Growers Inc.	30,920	790,934
Cott Corp. (Canada)**	144,200	1,183,882

		1,974,816

Tobacco		2.71%
Schweitzer-Mauduit
International Inc.	18,700	1,274,218

Total Consumer Staples
(Cost $3,060,894)		4,386,555

Energy		5.80%
Exploration & Production		4.24%
Bill Barrett Corp.**	24,000	514,080
GeoResources Inc.**	40,400	1,479,044

		1,993,124

Oil Services		1.56%
Newpark Resources Inc.**	124,600	735,140

Total Energy
(Cost $2,849,820)		2,728,264

Interest Rate Sensitive		13.43%
Life & Health Insurance		1.88%
National Financial
Partners Corp.**	66,000	884,400

	Shares	Market Value
Other Banks		5.05%
Associated Banc-Corp.	45,800	$604,102
Berkshire Hills Bancorp
Inc.	23,000	506,000
NBT Bancorp Inc.	33,500	723,265
PacWest Bancorp	23,010	544,647

		2,378,014

Property Casualty Insurance		6.50%
Allied World Assurance
Co. Holdings AG
(Switzerland)	10,800	858,276
Alterra Capital Holdings
Ltd. (Bermuda)	39,510	922,558
The Hanover Insurance
Group Inc.	12,800	500,864
Meadowbrook Insurance
Group Inc.	88,082	774,241

		3,055,939

Total Interest Rate Sensitive
(Cost $5,693,396)		6,318,353

Medical/Healthcare		15.22%
Healthcare Services		6.53%
LifePoint Hospitals Inc.**	25,900	1,061,382
PAREXEL International
Corp.**	32,200	909,006
U.S. Physical Therapy Inc.	43,400	1,103,662

		3,074,050

Medical Products & Supplies		3.60%
Orthofix International
N.V. (Netherlands)**	26,950	1,111,688
STERIS Corp.	18,620	584,109

		1,695,797

Pharmaceuticals		5.09%
Medicis Pharmaceutical
Corp. - Class A	35,400	1,208,910
Myriad Genetics Inc.**	49,800	1,183,746

		2,392,656

Total Medical/Healthcare
(Cost $5,657,333)		7,162,503

Real Estate Investment Trusts (REITs)		5.33%
Hotels		1.10%
Chesapeake Lodging
Trust	30,100	518,322

Multi-Family		1.38%
Associated Estates Realty
Corp.	43,300	647,335

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Shares	Market Value
Office Industrial		1.79%
PS Business Parks Inc.	12,465	$844,130

Retail Properties		1.06%
Retail Opportunity
Investments Corp.	41,300	498,078

Total Real Estate Investment Trusts (REITs)
(Cost $1,987,480)		2,507,865

Technology		13.81%
Computer Software		6.42%
Keynote Systems Inc.	49,200	730,620
Manhattan Associates
Inc.**	10,400	475,384
Net 1 UEPS Technologies
Inc. (South Africa)**	60,100	503,037
Parametric Technology
Corp.**	32,900	689,584
Take-Two Interactive
Software Inc.**	65,900	623,414

		3,022,039

Electronic Equipment		1.24%
Belden Inc.	17,450	581,957

Semiconductor Cap Equipment		1.23%
Amkor Technology Inc.**	118,235	576,987

Semiconductors		4.92%
Cypress Semiconductor
Corp.**	30,800	407,176
Fairchild Semiconductor
International Inc. -
Class A**	33,500	472,350
Standard Microsystems
Corp.**	38,990	1,438,341

		2,317,867

Total Technology
(Cost $6,403,640)		6,498,850

Transportation		2.11%
Trucking, Shipping & Air Freight		2.11%
Marten Transport Ltd.	46,600	990,716

Total Transportation
(Cost $947,500)		990,716

Utilities		1.21%
Regulated Electric		1.21%
El Paso Electric Co.	8,100	268,596
UNS Energy Corp.	7,800	299,598

		568,194

	Shares	Market Value
Total Utilities
(Cost $531,715)		$568,194

Total Common Stocks
(Cost $38,629,199)		44,534,954

MONEY MARKET MUTUAL FUNDS		3.63%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,709,286	1,709,286

Total Money Market Mutual Funds
(Cost $1,709,286)		1,709,286

Total Investments
(Cost $40,338,485)	98.28%	46,244,240

Other Assets in
Excess of Liabilities	1.72%	808,564

Net Assets	100.00%	$47,052,804

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SMALL-CAP VALUE FUND AS OF JUNE 30, 2012 (
UNAUDITED)

	Shares	Market Value
COMMON STOCKS		95.62%
Basic Materials		5.76%
Chemicals		2.27%
Compass Minerals
International Inc.	41,700	$3,180,876
Innophos Holdings Inc.	69,300	3,912,678

		7,093,554

Forestry & Paper		1.76%
Buckeye Technologies Inc.	192,900	5,495,721

Specialty Chemicals		1.73%
Cabot Corp.	133,300	5,425,310

Total Basic Materials
(Cost $13,424,944)		18,014,585

Capital Goods		5.13%
Aerospace & Defense Suppliers		2.93%
Alliant Techsystems Inc.	66,400	3,357,848
Cubic Corp.	66,930	3,217,994
Curtiss-Wright Corp.	83,761	2,600,779

		9,176,621

Electrical Equipment		2.20%
Actuant Corp. - Class A	111,900	3,039,204
Franklin Electric Co. Inc.	74,765	3,822,735

		6,861,939

Total Capital Goods
(Cost $15,282,053)		16,038,560

Commercial Services		4.40%
Business Products & Services		4.40%
The Brink’s Co.	204,200	4,733,356
Ennis Inc.	129,410	1,990,326
MAXIMUS Inc.	136,200	7,048,350

		13,772,032

Total Commercial Services
(Cost $11,448,981)		13,772,032

Communications		2.76%
Telecomm Equipment & Solutions		2.76%
Plantronics Inc.	258,293	8,626,986

Total Communications
(Cost $8,723,078)		8,626,986

Consumer Cyclical		13.42%
Apparel & Footwear Manufacturing		1.42%
The Jones Apparel
Group Inc.	464,100	4,436,796

	Shares	Market Value
Clothing & Accessories		3.38%
The Finish Line Inc. -
Class A	275,400	$5,758,614
Stage Stores Inc.	262,260	4,804,603

		10,563,217

Consumer Durables		1.15%
The Toro Co.	49,200	3,605,868

Department Stores		0.52%
Dillard’s Inc. - Class A	25,392	1,616,963

Motor Vehicle Parts		1.55%
Cooper Tire & Rubber Co.	277,300	4,863,842

Other Consumer Services		1.43%
Regis Corp.	249,300	4,477,428

Restaurants		3.97%
Bob Evans Farms Inc.	176,955	7,113,591
CEC Entertainment Inc.	146,100	5,313,657

		12,427,248

Total Consumer Cyclical
(Cost $32,545,288)		41,991,362

Consumer Staples		6.04%
Food & Agricultural Products		1.78%
Sensient Technologies
Corp.	151,900	5,579,287

Grocery & Convenience		1.91%
Casey’s General Stores Inc.	101,300	5,975,687

Tobacco		2.35%
Schweitzer-Mauduit
International Inc.	107,800	7,345,492

Total Consumer Staples
(Cost $16,250,921)		18,900,466

Energy		4.62%
Exploration & Production		1.22%
Berry Petroleum Co. -
Class A	96,400	3,823,224

Oil Services		3.40%
Bristow Group Inc.	127,600	5,189,492
Tidewater Inc.	117,400	5,442,664

		10,632,156

Total Energy
(Cost $15,228,539)		14,455,380

	Shares	Market Value
Interest Rate Sensitive		25.87%
Life & Health Insurance		4.63%
American Equity
Investment Life
Holding Co.	478,850	$5,272,138
Protective Life Corp.	161,860	4,760,303
StanCorp Financial
Group Inc.	119,300	4,433,188

		14,465,629

Other Banks		8.92%
Bank of the Ozarks Inc.	127,100	3,823,168
Community Bank
System Inc.	146,500	3,973,080
Fulton Financial Corp.	581,500	5,809,185
Trustmark Corp.	173,300	4,242,384
Westamerica Bancorp	132,720	6,263,057
Wintrust Financial Corp.	107,200	3,805,600

		27,916,474

Property Casualty Insurance		7.03%
Alterra Capital Holdings
Ltd. (Bermuda)	273,465	6,385,407
Aspen Insurance
Holdings Ltd.
(Bermuda)	173,600	5,017,040
Endurance Specialty
Holdings Ltd.
(Bermuda)	192,900	7,391,928
Kemper Corp.	104,000	3,198,000

		21,992,375

Specialty Finance		2.82%
Cash America
International Inc.	122,260	5,384,330
GATX Corp.	89,445	3,443,633

		8,827,963

Thrifts		2.47%
Hatteras Financial Corp.	138,400	3,958,240
Webster Financial Corp.	173,400	3,755,844

		7,714,084

Total Interest Rate Sensitive
(Cost $68,879,305)		80,916,525

Medical/Healthcare		9.81%
Healthcare Services		2.02%
Owens & Minor Inc.	206,765	6,333,212

Medical Products & Supplies		5.57%
Meridian Bioscience Inc.	256,375	5,245,432
STERIS Corp.	109,750	3,442,858
West Pharmaceutical
Services Inc.	173,000	8,734,770

		17,423,060

WESTCORE SMALL-CAP VALUE FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Shares	Market Value
Pharmaceuticals		2.22%
Medicis Pharmaceutical
Corp. - Class A	203,400	$6,946,110

Total Medical/Healthcare
(Cost $25,563,010)		30,702,382

Real Estate Investment Trusts
(REITs)		8.18%
Diversified & Specialty		2.75%
CubeSmart	343,296	4,006,264
DuPont Fabros
Technology Inc.	160,700	4,589,592

		8,595,856

Healthcare		1.57%
LTC Properties Inc.	135,785	4,926,280

Multi-Family		1.07%
Equity Lifestyle
Properties Inc.	48,500	3,345,045

Office Properties		2.79%
Brandywine Realty Trust	422,600	5,214,884
Government Properties
Income Trust	155,400	3,515,148

		8,730,032

Total Real Estate Investment Trusts (REITs)
(Cost $21,778,268)		25,597,213

Technology		5.38%
Computer Software		1.20%
Blackbaud Inc.	27,888	715,885
Ebix Inc.	151,600	3,024,420

		3,740,305

Electronic Equipment		3.20%
Belden Inc.	117,016	3,902,484
CTS Corp.	277,300	2,612,166
Park Electrochemical
Corp.	135,365	3,503,246

		10,017,896

Semiconductors		0.98%
Intersil Corp.	289,300	3,081,045

Total Technology
(Cost $14,480,252)		16,839,246

Transportation		0.34%
Trucking, Shipping & Air Freight		0.34%
Teekay Tankers Ltd. -
Class A (Bermuda)	231,070	1,053,679

	Shares	Market Value
Total Transportation
(Cost $2,723,435)		$1,053,679

Utilities		3.91%
Regulated Electric		3.91%
El Paso Electric Co.	77,300	2,563,268
Portland General
Electric Co.	252,430	6,729,784
UNS Energy Corp.	76,294	2,930,452

		12,223,504

Total Utilities
(Cost $11,066,595)		12,223,504

Total Common Stocks
(Cost $257,394,669)		299,131,920

MONEY MARKET MUTUAL FUNDS		3.68%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	11,511,705	11,511,705

Total Money Market Mutual Funds
(Cost $11,511,705)		11,511,705

Total Investments
(Cost $268,906,374)	99.30%	310,643,625

Other Assets in
Excess of Liabilities	0.70%	2,190,327

Net Assets	100.00%	$312,833,952

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

See Notes to Financial Statements.

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2012
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		97.75%
Basic Materials		4.88%
Chemicals		0.45%
Ferro Corp.**	2,769	$13,291

Forestry & Paper		1.37%
Mercer International
Inc.**	1,367	7,805
Neenah Paper Inc.	526	14,039
P.H. Glatfelter Co.	1,124	18,400

		40,244

Non-Ferrous Metals		0.54%
Horsehead Holding
Corp.**	1,586	15,797

Other Materials (Rubber & Plastic)		1.31%
AEP Industries Inc.**	377	16,419
Myers Industries Inc.	1,288	22,102

		38,521

Precious Metals		0.33%
Endeavour Silver Corp.
(Canada)**	1,181	9,590

Steel		0.88%
Gibraltar Industries Inc.**	994	10,318
Olympic Steel Inc.	958	15,730

		26,048

Total Basic Materials
(Cost $133,438)		143,491

Capital Goods		6.83%
Electrical Equipment		0.35%
LSI Industries Inc.	1,445	10,289

Engineering & Construction		1.30%
Argan Inc.	1,496	20,914
Primoris Services Corp.	1,449	17,388

		38,302

Farm Equipment		0.52%
Alamo Group Inc.	491	15,403

Industrial Products		3.60%
DXP Enterprises Inc.**	537	22,280
Hardinge Inc.	2,405	21,885
Lydall Inc.**	1,494	20,199
Material Sciences Corp.**	2,919	23,936
Standex International
Corp.	410	17,454

		105,754

	Shares	Market Value
Machinery		0.74%
Cascade Corp.	461	$21,690

Transportation Equipment & Parts		0.32%
Miller Industries Inc.	595	9,478

Total Capital Goods
(Cost $197,705)		200,916

Commercial Services		5.94%
Business Products & Services		3.39%
Asta Funding Inc.	2,271	21,279
Barrett Business
Services Inc.	934	19,745
Consolidated Graphics Inc.**	425	12,346
Electro Rent Corp.	982	15,938
Marlin Business Services
Corp.	1,225	20,078
Taser International Inc.**	1,954	10,239

		99,625

Educational Services		1.97%
Capella Education Co.**	403	14,008
Lincoln Educational
Services Corp.	4,016	26,104
The Providence Service
Corp.**	1,306	17,905

		58,017

IT Services		0.58%
NCI Inc.**	4,255	17,233

Total Commercial Services
(Cost $156,837)		174,875

Communications		2.52%
Networking		0.55%
Extreme Networks Inc.**	4,710	16,202

Telecomm Equipment & Solutions		1.97%
Communications
Systems Inc.	975	10,891
Globecomm Systems Inc.**	1,004	10,181
Ituran Location and
Control Ltd. (Israel)	797	8,743
Preformed Line Products Co.	186	10,771
Telular Corp.	1,874	17,316

		57,902

Total Communications
(Cost $78,799)		74,104

	Shares	Market Value
Consumer Cyclical		15.74%
Cable, Satellite & Telecomm Services		2.92%
Fairpoint
Communications
Inc.**	1,811	$11,138
HickoryTech Corp.	1,688	18,754
IDT Corp. - Class B	1,578	15,480
Premiere Global
Services Inc.**	1,362	11,427
SureWest
Communications Inc.	557	11,736
USA Mobility Inc.	1,341	17,245

		85,780

Clothing & Accessories		0.65%
Oxford Industries Inc.	428	19,132

Homebuilders & Suppliers		1.14%
Cavco Industries Inc.**	368	18,871
US Home Systems Inc.	1,443	14,646

		33,517

Hotels & Gaming		1.19%
Ameristar Casinos Inc.	921	16,366
Multimedia Games
Holding Co. Inc.**	1,328	18,592

		34,958

Motor Vehicles		1.13%
America’s Car-Mart Inc.**	461	17,910
Lithia Motors Inc.	663	15,282

		33,192

Other Consumer Services		0.32%
Stamps.com Inc.**	380	9,375

Publishing & Media		0.94%
Ballantyne Strong Inc.**	2,337	13,952
Spanish Broadcasting
System Inc.**	3,388	13,755

		27,707

Recreation & Leisure		3.55%
Arctic Cat Inc.**	399	14,587
LeapFrog Enterprises Inc.**	2,385	24,470
Rick’s Cabaret
International Inc.**	1,917	16,620
Shuffle Master Inc.**	1,087	15,001
Sturm Ruger & Co. Inc.	425	17,064
Viad Corp.	843	16,860

		104,602

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Shares	Market Value
Restaurants		2.87%
AFC Enterprises Inc.**	897	$20,757
Benihana Inc.	669	10,778
Caribou Coffee Co. Inc.**	861	11,115
Fiesta Restaurant
Group Inc.**	768	10,161
Red Robin Gourmet
Burgers Inc.**	354	10,800
Ruth’s Hospitality
Group Inc.**	3,149	20,783

		84,394

Specialty Retail		1.03%
Movado Group Inc.	662	16,563
Winmark Corp.	237	13,877

		30,440

Total Consumer Cyclical
(Cost $392,848)		463,097

Consumer Staples		2.92%
Consumer Products		1.25%
Obagi Medical Products Inc.**	985	15,041
Prestige Brands
Holdings Inc.**	1,383	21,865

		36,906

Grocery & Convenience		1.67%
The Pantry Inc.**	1,519	22,329
Susser Holdings Corp.**	720	26,763

		49,092

Total Consumer Staples
(Cost $66,081)		85,998

Energy		4.64%
Exploration & Production		1.35%
Abraxas Petroleum Corp.**	3,727	11,889
Panhandle Oil and Gas
Inc. - Class A	504	15,190
Vaalco Energy Inc.**	1,466	12,652

		39,731

Oil Services		2.83%
Bolt Technology Corp.	968	14,530
Flotek Industries Inc.**	895	8,359
Gulf Island Fabrication Inc.	389	10,974
Mitcham Industries Inc.**	537	9,113
Natural Gas Services
Group Inc.**	1,476	21,874
Pioneer Drilling Co.**	1,325	10,560
TGC Industries Inc.**	801	7,778

		83,188

	Shares	Market Value
Pipelines		0.46%
Crosstex Energy Inc.	979	$13,706

Total Energy
(Cost $117,342)		136,625

Interest Rate Sensitive		24.71%
Life & Health Insurance		0.52%
Presidential Life Corp.	1,554	15,276

Other Banks		11.97%
Bank of Kentucky
Financial Corp.	860	22,910
Banner Corp.	1,144	25,065
BBCN Bancorp Inc.**	1,798	19,580
Cardinal Financial Corp.	1,505	18,481
First Community
Bancshares Inc.	1,793	25,873
First Merchants Corp.	1,040	12,958
Hanmi Financial Corp.**	2,227	23,339
Heartland Financial
USA Inc.	823	19,752
Peoples Bancorp Inc.	1,339	29,431
Pinnacle Financial
Partners Inc.**	677	13,208
Preferred Bank**	1,914	25,571
Provident New York
Bancorp	2,806	21,298
Republic Bancorp Inc. -
Class A	901	20,047
Southwest Bancorp Inc.**	1,527	14,369
Taylor Capital Group Inc.**	761	12,473
West Coast Bancorp**	1,093	21,478
Wilshire Bancorp Inc.**	4,780	26,195

		352,028

Property Casualty Insurance		1.94%
American Safety
Insurance Holdings
Ltd. (Bermuda)**	712	13,350
Baldwin & Lyons Inc. -
Class B	470	10,923
Homeowners Choice Inc.	660	11,616
Stewart Information
Services Corp.	1,388	21,305

		57,194

Regional Banks		1.43%
Centerstate Banks of
Florida Inc.	2,416	17,274
Horizon Bancorp	938	24,670

		41,944

Securities & Asset Management		2.23%
Capital Southwest Corp.	125	12,855
Epoch Holding Corp.	502	11,436

	Shares	Market Value
Safeguard Scientifics Inc.**	710	$10,991
SWS Group Inc.**	3,141	16,741
Virtus Investment
Partners Inc.**	169	13,689

		65,712

Specialty Finance		4.06%
Federal Agricultural
Mortgage Corp.	942	24,709
MCG Capital Corp.	5,248	24,141
Medallion Financial Corp.	1,988	21,113
NewStar Financial Inc.**	1,197	15,513
Nicholas Financial Inc.	1,327	17,012
NorthStar Realty Finance
Corp.	3,248	16,954

		119,442

Thrifts		2.56%
BofI Holding Inc.**	1,282	25,332
First Financial Holdings
Inc.	1,221	13,089
Home Federal Bancorp Inc.	2,020	21,210
New York Mortgage Trust
Inc.	2,225	15,709

		75,340

Total Interest Rate Sensitive
(Cost $653,409)		726,936

Medical/Health Care		16.65%
Healthcare Services		3.76%
Capital Senior Living
Corp.**	1,478	15,667
CardioNet Inc.**	5,887	11,951
Five Star Quality Care Inc.**	5,287	16,231
Metropolitan Health
Networks Inc.**	1,697	16,240
Skilled Healthcare
Group Inc.**	3,842	24,128
Sun Healthcare Group Inc.**	3,142	26,298

		110,515

Medical Products & Supplies		3.16%
AMAG Pharmaceuticals
Inc.**	1,549	23,855
Anika Therapeutics Inc.**	1,290	17,531
Atrion Corp.	86	17,628
Staar Surgical Co.**	1,315	10,218
Trinity Biotech PLC - ADR
(Ireland)	1,128	13,536
Young Innovations Inc.	298	10,278

		93,046

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Shares	Market Value
Medical Technology		1.12%
HealthStream Inc.**	663	$17,238
Heska Corp.	1,424	15,806

		33,044

Pharmaceuticals		8.61%
Acura Pharmaceuticals Inc.**	3,282	10,305
Affymax Inc.**	613	7,895
ArQule Inc.**	1,586	9,405
Array Biopharma Inc.**	3,047	10,573
BioCryst
Pharmaceuticals Inc.**	3,137	12,485
Cumberland
Pharmaceuticals Inc.**	3,830	24,742
Curis Inc.**	2,435	13,149
Depomed Inc.**	2,937	16,712
DUSA Pharmaceuticals
Inc.**	1,745	9,109
Genomic Health Inc.**	417	13,928
Hi-Tech Pharmacal Co. Inc.**	386	12,506
Neurocrine Biosciences
Inc.**	3,540	28,001
Optimer Pharmaceuticals
Inc.**	810	12,571
OraSure Technologies Inc.**	1,529	17,186
QLT Inc. (Canada)**	1,298	9,891
SciClone
Pharmaceuticals Inc.**	1,955	13,705
Spectrum
Pharmaceuticals Inc.**	1,996	31,058

		253,221

Total Medical/Healthcare
(Cost $434,294)		489,826

Real Estate Investment Trusts (REITs)		1.97%
Diversified & Specialty		0.74%
Winthrop Realty Trust	1,789	21,754

Multi-Family		0.63%
Associated Estates Realty
Corp.	1,237	18,493

Retail Properties		0.60%
Agree Realty Corp.	799	17,682

Total Real Estate Investment Trusts (REITs)
(Cost $56,813)		57,929

Technology		8.73%
Computer Software		2.92%
American Software Inc.	1,357	10,788

	Shares	Market Value
ClickSoftware
Technologies Ltd.
(Israel)	1,427	$11,545
Digimarc Corp.	705	18,090
Keynote Systems Inc.	634	9,415
Monotype Imaging
Holdings Inc.**	1,547	25,943
SeaChange International
Inc.**	1,244	10,238

		86,019

Electronic Equipment		2.85%
CalAmp Corp.**	3,304	24,218
FARO Technologies Inc.**	211	8,879
Measurement Specialties
Inc.**	462	15,020
Mesa Laboratories Inc.	247	11,483
MTS Systems Corp.	306	11,796
Zygo Corp.**	698	12,466

		83,862

Peripherals		0.75%
Xyratex Ltd. (Bermuda)	1,964	22,213

Semiconductor Cap Equipment		1.33%
Kopin Corp.**	3,325	11,438
Kulicke & Soffa
Industries Inc.**	814	7,261
Photronics Inc.**	1,585	9,668
Rudolph Technologies Inc.**	1,225	10,682

		39,049

Semiconductors		0.88%
Integrated Silicon
Solution Inc.**	1,323	13,349
IXYS Corp.**	1,115	12,455

		25,804

Total Technology
(Cost $258,424)		256,947

Transportation		1.21%
Airlines		0.57%
Hawaiian Holdings Inc.**	2,590	16,861

Trucking, Shipping & Air Freight		0.64%
Saia Inc.	852	18,650

Total Transportation
(Cost $28,681)		35,511

Utilities		1.01%
Gas Utilities		0.56%
Chesapeake Utilities Corp.	376	16,439

	Shares	Market Value
Independent Power		0.45%
Genie Energy Ltd. - Class B	1,701	$13,217

Total Utilities
(Cost $28,284)		29,656

Total Common Stocks
(Cost $2,602,955)		2,875,911

MONEY MARKET MUTUAL FUNDS		13.01%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	382,978	382,978

Total Money Market Mutual Funds
(Cost $382,978)		382,978

Total Investments
(Cost $2,985,933)	110.76%	3,258,889

Liabilities in Excess
of Other Assets	(10.76%)	(316,689)

Net Assets	100.00%	$2,942,200

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF JUNE 30, 2012
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		93.21%
Consumer Discretionary		27.12%
Diversified Consumer Services		7.62%
MegaStudy Co. Ltd.
(South Korea)	85,100	$5,795,433
Slater & Gordon Ltd.
(Australia)	5,230,743	9,904,277

		15,699,710

Hotels, Restaurants & Leisure		0.36%
Domino’s Pizza Group
Ltd.
(United Kingdom)	93,500	753,406

Household Durables		0.87%
Maisons France Confort
(France)	70,740	1,790,433

Media		7.39%
CTS Eventim AG
(Germany)	131,800	3,961,339
Pico Far East Holdings
Ltd. (Hong Kong)	42,549,600	10,365,979
Rightmove PLC
(United Kingdom)	36,100	900,083

		15,227,401

Specialty Retail		6.80%
Bonjour Holdings Ltd.
(Hong Kong)	46,296,600	6,683,749
Ports Design Ltd.
(Hong Kong)	7,064,106	7,330,036

		14,013,785

Textiles, Apparel & Luxury Goods		4.08%
Xtep International
Holdings Ltd.
(Hong Kong)	24,176,300	8,414,080

Total Consumer Discretionary
(Cost $60,031,059)		55,898,815

Consumer Staples		0.71%
Food & Staples Retailing		0.71%
Eurocash S.A. (Poland)	118,800	1,461,979

Total Consumer Staples
(Cost $687,228)		1,461,979

Financials		10.38%
Capital Markets		2.18%
Azimut Holding S.p.A.
(Italy)	399,228	4,082,210
Treasury Group Ltd.
(Australia)	97,650	401,778

		4,483,988

	Shares	Market Value
Diversified Financial Services		5.51%
IG Group Holdings PLC
(United Kingdom)	1,340,050	$10,052,841
London Capital Group
Holdings PLC
(United Kingdom)	1,139,826	1,294,222

		11,347,063

Thrifts & Mortgage Finance		2.69%
Home Capital Group Inc.
(Canada)	125,100	5,551,535

Total Financials
(Cost $21,298,191)		21,382,586

Health Care		1.47%
Life Sciences Tools & Services		0.78%
EPS Co. Ltd. (Japan)	590	1,608,319

Pharmaceuticals		0.69%
China Medical System
Holdings Ltd.
(Cayman Islands)	3,283,500	1,413,633

Total Health Care
(Cost $2,523,455)		3,021,952

Industrials		39.93%
Commercial Services & Supplies		20.95%
Aeon Delight Co. Ltd.
(Japan)	399,800	9,137,857
Credit Corp. Group Ltd.
(Australia)	1,909,771	11,317,422
Mears Group PLC
(United Kingdom)	1,981,700	8,193,588
Mitie Group PLC
(United Kingdom)	1,475,700	6,013,643
Prestige International
Inc. (Japan)	756,300	8,515,294

		43,177,804

Construction & Engineering		8.70%
Cardno Ltd. (Australia)*	1,582,363	12,243,781
Morgan Sindall Group
PLC
(United Kingdom)	608,767	5,672,838

		17,916,619

Machinery		3.53%
Andritz AG (Austria)	113,860	5,838,531
Duro Felguera S.A.
(Spain)	103,600	569,000
Metka S.A. (Greece)	99,830	865,396

		7,272,927

	Shares	Market Value
Professional Services		3.87%
ITE Group PLC
(United Kingdom)	1,779,800	$5,390,884
SAI Global Ltd. (Australia)	529,574	2,590,849

		7,981,733

Trading Companies & Distributors		2.88%
Indutrade AB (Sweden)	216,900	5,941,865

Total Industrials
(Cost $64,923,488)		82,290,948

Information Technology		13.60%
Electronic Equipment &
Components		2.13%
Diploma PLC
(United Kingdom)	628,330	4,383,972

Internet Software & Services		8.14%
DeNA Co. Ltd. (Japan)	252,700	6,597,672
Gree Inc. (Japan)	298,800	5,909,837
SMS Co. Ltd. (Japan)	2,100	4,255,958

		16,763,467

IT Services		2.41%
Wirecard AG (Germany)**	256,906	4,971,011

Software		0.92%
Simplex Holdings Inc. (Japan)	5,532	1,900,403

Total Information Technology
(Cost $24,437,573)		28,018,853

Total Common Stocks
(Cost $173,900,994)		192,075,133

MONEY MARKET MUTUAL FUNDS		6.82%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	14,053,850	14,053,850

Total Money Market Mutual Funds
(Cost $14,053,850)		14,053,850

Total Investments
(Cost $187,954,844)	100.03%	206,128,983

Liabilities in Excess of
Other Assets	(0.03%)	(57,424)

Net Assets	100.00%	$206,071,559

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

Westcore International Small-Cap Fund
Country Breakdown as of June 30, 2012
(Unaudited)
Country	Market Value	%
United Kingdom	$42,655,477	20.70%
Japan	37,925,340	18.40%
Australia	36,458,107	17.69%
Hong Kong	32,793,844	15.92%
United States	14,053,850	6.82%
Germany	8,932,350	4.34%
Sweden	5,941,865	2.88%
Austria	5,838,531	2.83%
South Korea	5,795,433	2.81%
Canada	5,551,535	2.69%
Italy	4,082,210	1.98%
France	1,790,433	0.87%
Poland	1,461,979	0.71%
Cayman Islands	1,413,633	0.69%
Greece	865,396	0.42%
Spain	569,000	0.28%

Total Investments	206,128,983	100.03%
Liabilities in Excess of
Other Assets	(57,424)	(0.03%)

Net Assets	$206,071,559	100.00%

Please note the country breakdown is based on the company headquarters. Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

*All or a portion of the security is pledged as collateral on forward foreign currency contracts as of June 30, 2012.

** Non-income producing security.

See Notes to Financial Statements.

Outstanding Forward Foreign Currency Contracts
						Unrealized
Contract	Contracted	Purchase/Sale	Expiration	Value On		Appreciation/
Description	Amount	Contract	Date	Settlement Date	Current Value	(Depreciation)

NZD	1,839,558	Purchase	9/24/2012	$1,457,279	$1,463,795	$6,516

						$6,516

AUD	17,158,382	Sale	9/24/2012	$17,335,457	$17,419,925	$(84,468)
CAD	5,693,301	Sale	9/24/2012	5,577,785	5,581,115	(3,330)
CHF	8,355,398	Purchase	9/24/2012	8,846,840	8,823,431	(23,409)
DKK	21,853,564	Purchase	9/24/2012	3,739,039	3,728,838	(10,201)
EUR	15,413,845	Purchase	9/24/2012	19,565,409	19,522,975	(42,434)
GBP	995,394	Purchase	9/24/2012	1,564,561	1,558,579	(5,982)
HKD	238,932,764	Sale	9/24/2012	30,790,305	30,807,731	(17,426)
ILS	9,523,850	Purchase	9/24/2012	2,469,750	2,428,168	(41,582)
JPY	1,867,762,910	Purchase	9/24/2012	23,678,056	23,394,553	(283,503)
KRW	6,637,800,000	Sale	9/24/2012	5,719,973	5,762,363	(42,390)
NOK	30,021,029	Purchase	9/24/2012	5,048,860	5,030,192	(18,668)
PLN	4,835,160	Sale	9/24/2012	1,427,438	1,436,184	(8,746)
SEK	646,829	Sale	9/24/2012	92,561	93,213	(652)
SGD	7,071,875	Purchase	9/24/2012	5,590,768	5,583,501	(7,267)

						$(590,058)

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2012
(UNAUDITED)

Shares		Market Value
CONVERTIBLE PREFERRED STOCKS		1.38%
Utilities		1.38%
Utilities		1.38%
AES Trust III,
6.750%, 10/15/2029	26,100	$1,286,991

Total Utilities
(Cost $1,140,080)		1,286,991

Total Convertible Preferred Stocks
(Cost $1,140,080)		1,286,991

NONCONVERTIBLE PREFERRED STOCKS		4.31%
Financials		4.31%
Real Estate Investment Trusts (REITs)		4.31%
Diversified (REITs)		2.23%
Cousins Properties Inc.:
7.500%	17,000	428,740
7.750%	25,000	633,750
National Retail Properties Inc.,
6.625%	39,000	1,014,000

		2,076,490

Storage (REITs)		1.11%
Public Storage:
6.450%	6,900	176,847
6.350%	31,000	860,250

		1,037,097

Warehouse-Industrial (REITs)		0.97%
CenterPoint Properties Trust,
5.377%(1)(2)	1,500	900,000

Total Financials
(Cost $4,552,496)		4,013,587

Total Nonconvertible Preferred Stocks
(Cost $4,552,496)		4,013,587

	Principal
	Amount	Market Value
CORPORATE BONDS		88.48%
Financials		10.82%
Financial Services		0.25%
Emigrant Capital Trust II - 144A,
3.049%, 4/14/2034(2)(3)	$500,000	226,691

Insurance		1.17%
Zurich Reinsurance Inc.,
7.125%, 10/15/2023	1,000,000	1,090,680

	Principal
	Amount	Market Value
Savings & Loans		0.68%
Washington Mutual Bank,
5.550%,
6/16/2010**(4)	$2,000,000	$635,000

Real Estate Investment Trusts (REITs)		8.72%
Data Center (REITs)		2.37%
DuPont Fabros Technology LP,
8.500%, 12/15/2017	2,000,000	2,210,000

Healthcare (REITs)		2.30%
Omega Healthcare Investors Inc.,
6.750%, 10/15/2022	2,000,000	2,145,000

Hotels (REITs)		2.33%
Host Hotels & Resorts LP:
5.875%, 6/15/2019	1,500,000	1,627,500
6.000%, 11/1/2020	500,000	545,000

		2,172,500

Timber (REITs)		1.72%
Potlatch Corp.,
7.500%, 11/1/2019	1,500,000	1,597,500

Total Financials
(Cost $10,761,135)		10,077,371

Industrials		75.22%
Aerospace & Defense		2.37%
BE Aerospace Inc.:
8.500%, 7/1/2018	750,000	824,062
6.875%, 10/1/2020	1,250,000	1,387,500

		2,211,562

Airlines		0.13%
Atlas Air Inc.,
Pass-Through
Certificates, Series
1999-1, Class A-1,
7.200%, 1/2/2019(5)	46,900	46,900
Continental Airlines Inc.,
Pass-Through
Certificates, Series
1999-1, Class B,
6.795%, 8/2/2018(5)	70,450	69,746

		116,646

Auto Parts & Equipment		0.58%
Tenneco Inc.,
7.750%, 8/15/2018	500,000	545,000

	Principal
	Amount	Market Value
Autos		2.49%
DPH Holdings Corp.:
6.500%, 5/1/2009**(1)(4)	$1,375,000	$20,625
8.250%,
10/15/2033**(1)(4)	1,015,000	0
Goodyear Tire & Rubber Co.,
8.750%, 8/15/2020	2,144,000	2,296,760

		2,317,385

Broadcasting		1.19%
Sinclair Television Group Inc. - 144A,
9.250%, 11/1/2017(3)	1,000,000	1,110,000

Building Materials		1.70%
USG Corp. - 144A,
8.375%, 10/15/2018(3)	1,500,000	1,582,500

Cable & Media		1.21%
Virgin Media Finance PLC (United Kingdom),
8.375%, 10/15/2019	1,000,000	1,128,750

Chemicals		0.85%
Polymer Group Inc.,
7.750%, 2/1/2019	750,000	795,938

Commercial Services		5.74%
Aramark Corp.,
8.500%, 2/1/2015	1,500,000	1,537,515
Corrections Corp. of America,
7.750%, 6/1/2017	1,500,000	1,631,250
Iron Mountain Inc.:
7.750%, 10/1/2019	500,000	542,500
8.375%, 8/15/2021	1,500,000	1,635,000

		5,346,265

Consumer Products		1.99%
Jarden Corp.,
6.125%, 11/15/2022	1,750,000	1,855,000

Consumer Services		2.04%
Service Corp. International:
6.750%, 4/1/2016	500,000	547,500
7.000%, 5/15/2019	1,250,000	1,350,000

		1,897,500

Energy-Non Utility		14.59%
Denbury Resources Inc.,
6.375%, 8/15/2021	1,500,000	1,567,500
Forest Oil Corp.,
7.250%, 6/15/2019	2,100,000	1,937,250
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp.,
6.750%, 11/1/2020	2,000,000	2,135,000

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Plains Exploration & Production Co.:
6.125%, 6/15/2019	$2,000,000	$2,020,000
8.625%, 10/15/2019	250,000	277,187
Range Resources Corp.:
5.750%, 6/1/2021	1,750,000	1,837,500
5.000%, 8/15/2022	1,000,000	988,750
Southwestern Energy Co.,
7.500%, 2/1/2018	1,410,000	1,694,338
Tesoro Corp.,
9.750%, 6/1/2019	1,000,000	1,135,000

		13,592,525

Healthcare		6.86%
Community Health Systems Inc.,
8.875%, 7/15/2015	1,983,000	2,037,533
DaVita Inc.,
6.625%, 11/1/2020	1,500,000	1,571,250
HCA Inc.,
7.875%, 2/15/2020	2,500,000	2,787,500

		6,396,283

Leasing		0.62%
Aviation Capital Group Corp. - 144A,
6.750%, 4/6/2021(3)	575,000	577,743

Leisure		10.12%
Harrah’s Operating Co. Inc.:
10.000%,
12/15/2018	336,000	224,280
10.000%,
12/15/2018	1,028,000	708,035
MGM Mirage Resort Inc.,
10.375%, 5/15/2014	1,500,000	1,698,750
Penn National Gaming Inc.
8.750%, 8/15/2019	1,000,000	1,112,500
Premier Ent. Biloxi,
0.000%, 2/1/2012**(1)(4)	250,000	0
Royal Caribbean Cruises Ltd. (Liberia),
6.875%, 12/1/2013	500,000	530,250
Speedway Motorsports Inc.:
8.750%, 6/1/2016	1,000,000	1,092,500
6.750%, 2/1/2019	753,000	789,709
Starwood Hotels & Resorts Worldwide Inc.,
7.150%, 12/1/2019	760,000	897,411
Vail Resorts Inc.,
6.500%, 5/1/2019	2,250,000	2,373,750

		9,427,185

Metals & Mining		0.54%
FMG Resources August 2006 Pty Ltd. - 144A
(Australia),
6.875%, 2/1/2018(3)	500,000	506,875

	Principal
	Amount	Market Value
Other Industrials		1.08%
Mueller Water Products Inc.,
8.750%, 9/1/2020	$902,000	$1,005,730

Packaging & Containers		4.79%
Ball Corp.,
5.750%, 5/15/2021	2,025,000	2,187,000
Crown Americas LLC / Crown Americas Capital
Corp. III,
6.250%, 2/1/2021	2,075,000	2,277,312

		4,464,312

Paper & Forestry		0.96%
West Fraser Timber Co. Ltd. - 144A (Canada),
5.200%,
10/15/2014(3)	850,000	894,625

Pharmaceuticals		0.21%
Eszopiclone Royalty SUB LLC - 144A,
Series IV, 12.000%,
3/15/2014(1)(3)	199,226	199,226

Retail		5.75%
AmeriGas Finance LLC / AmeriGas Finance Corp.,
6.750%, 5/20/2020	2,000,000	2,045,000
Ltd. Brands Inc.:
7.000%, 5/1/2020	1,250,000	1,393,750
6.625%, 4/1/2021	750,000	823,125
Sally Holdings LLC / Sally Capital Inc.,
6.875%, 11/15/2019	1,000,000	1,092,500
Winn-Dixie Stores Inc.,
Series Escrow
Units**(1)(4)	2,150,000	0

		5,354,375

Technology		2.65%
Amkor Technology Inc.,
7.375%, 5/1/2018	500,000	521,875
Fidelity National Information Services Inc.:
7.625%, 7/15/2017	1,250,000	1,384,375
7.875%, 7/15/2020	500,000	565,000

		2,471,250

Telecomm & Related		4.77%
Frontier Communications Corp.,
8.500%, 4/15/2020	2,250,000	2,396,250
Tuckahoe Credit Lease Trust - 144A,
9.310%,
10/20/2025(1)(3)	1,844,247	2,049,014

		4,445,264

	Principal
	Amount	Market Value
Textiles, Apparel & Luxury Goods		1.99%
Hanesbrands Inc.,
6.375%, 12/15/2020	$1,750,000	$1,850,625

Total Industrials
(Cost $69,477,512)		70,092,564

Utilities		2.44%
Utilities		2.44%
Calpine Corp Escrow,
8.750%,
7/15/2013**(1)(4)	200,000	0
Calpine Corp. - 144A,
7.500%, 2/15/2021(3)	2,000,000	2,170,000
Indianapolis Power & Light Co. - 144A,
6.300%, 7/1/2013(3)	100,000	105,328

		2,275,328

Total Utilities
(Cost $2,152,745)		2,275,328

Total Corporate Bonds
(Cost $82,391,392)		82,445,263

COMMERCIAL MORTGAGE-BACKED
SECURITIES & RESIDENTIAL
MORTGAGE-BACKED SECURITIES		2.37%
Commercial Mortgage-Backed Securities		1.94%
Adams Outdoor Advertising LP - 144A,
10.756%,
12/20/2017(3)(5)	700,000	752,868
GTP Towers Issuer LLC - 144A,
8.112%,
2/15/2015(3)(5)	1,000,000	1,052,436

		1,805,304

Total Commercial Mortgage-Backed Securities
(Cost $1,700,000)		1,805,304

Residential Mortgage-Backed Securities		0.43%
Residential Funding Mortgage Securities II Inc.,
Series 2002-HS2,
Class M1, 5.680%,
1/25/2032	404,125	405,173

Total Residential Mortgage-Backed Securities
(Cost $405,254)		405,173

Total Commercial Mortgage-Backed Securities &
Residential Mortgage-Backed Securities
(Cost $2,105,254)		2,210,477

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		2.11%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,971,856	$1,971,856

Total Money Market Mutual Funds
(Cost $1,971,856)		1,971,856

Total Investments
(Cost $92,161,078)	98.65%	91,928,174

Other Assets in
Excess of Liabilities	1.35%	1,254,561

Net Assets	100.00%	$93,182,735

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

(1)	This security has been valued in good faith by management under the direction of the Board of Trustees. As of June 30, 2012 these securities represented 3.40% of the Fund’s net assets.
(2)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(3)	This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	of Net Assets

Adams Outdoor Advertising LP	10.756%	12/20/2017	12/3/2010	$700,000	$752,868	0.81%
Aviation Capital Group Corp.	6.750%	4/6/2021	12/7/2011	548,661	577,743	0.62%^
Calpine Corp.	7.500%	2/15/2021	10/18/2010 - 2/2/2012	2,052,768	2,170,000	2.33%^
Emigrant Capital Trust II	3.049%	4/14/2034	8/11/2004	497,968	226,691	0.25%
Eszoplicone Royalty SUB LLC, Series IV	12.000%	3/15/2014	7/29/2005	199,226	199,226	0.21%
FMG Resources August 2006 Pty Ltd.	6.875%	2/1/2018	11/30/2011	467,571	506,875	0.54%^
GTP Towers Issuer LLC	8.112%	2/15/2015	2/11/2010	1,000,000	1,052,436	1.13%
Indianapolis Power & Light Co.	6.300%	7/1/2013	7/30/2003	99,977	105,328	0.11%^
Sinclair Television Group Inc.	9.250%	11/1/2017	11/15/2011 - 11/17/2011	1,076,944	1,110,000	1.19%^
Tuckahoe Credit Lease Trust	9.310%	10/20/2025	12/11/2009	1,637,757	2,049,014	2.20%
USG Corp.	8.375%	10/15/2018	11/9/2010 - 10/25/2011	1,452,266	1,582,500	1.70%^
West Fraser Timber Co. Ltd.	5.200%	10/15/2014	7/20/2009 - 8/3/2009	754,704	894,625	0.96%^

				$10,487,842	$11,227,306	12.05%

^ 144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 7.45% of the Fund’s net assets as of June 30, 2012.

(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2012
(UNAUDITED)

	Shares	Market Value
NONCONVERTIBLE
PREFERRED STOCKS		0.26%
Financials		0.21%
Financial Services		0.06%
First Tennessee Bank - 144A,
3.750%(1)(2)	1,500	$1,011,094

Real Estate Investment Trusts (REITs)		0.15%
Apartments (REITs)		0.01%
Cousins Properties Inc.,
7.500%	10,300	259,766

Warehouse-Industrial (REITs)		0.14%
CenterPoint Properties Trust,
5.120%(1)(3)	3,900	2,340,000

Total Financials
(Cost $5,591,577)		3,610,860

Utilities		0.05%
Utilities		0.05%
Southern California Edison,
5.349%	7,638	764,754

Total Utilities
(Cost $763,800)		764,754

Total Nonconvertible Preferred Stocks
(Cost $6,355,377)		4,375,614

	Principal
	Amount	Market Value
CORPORATE BONDS		47.54%
Financials		14.32%
Financial Services		6.74%
BB&T Corp.:
3.200%, 3/15/2016	$8,975,000	9,511,005
6.850%, 4/30/2019	4,150,000	5,243,994
Capital One Financial Corp.,
4.750%, 7/15/2021	6,700,000	7,329,854
City National Corp.,
5.250%, 9/15/2020	16,475,000	17,562,844
Emigrant Capital Trust II - 144A,
3.049%, 4/14/2034(1)(2)	850,000	385,375
First Empire Capital Trust,
8.277%, 6/1/2027	25,000	25,563
First Horizon National Corp.,
5.375%, 12/15/2015	12,525,000	13,228,892
FMR Corp. - 144A,
7.490%, 6/15/2019(2)	5,000,000	6,057,245
KeyCorp,
5.100%, 3/24/2021	7,525,000	8,413,642
PNC Funding Corp.,
4.250%, 9/15/2015	14,595,000	15,875,259

	Principal
	Amount	Market Value
The Toronto-Dominion Bank (Canada),
2.500%, 7/14/2016	$12,000,000	$12,449,808
Union Bank of California,
5.950%, 5/11/2016	3,100,000	3,467,626
Wachovia Corp.,
5.625%, 10/15/2016	14,250,000	16,084,915

		115,636,022

Insurance		1.26%
Berkshire Hathaway,
4.850%, 1/15/2015	5,000,000	5,505,190
OneBeacon U.S. Holdings Inc.,
5.875%, 5/15/2013	4,858,000	4,997,959
PartnerRe Finance B LLC,
5.500%, 6/1/2020	9,700,000	10,256,217
Prudential Financial,
Series MTNB,
4.346%, 5/12/2015	675,366	688,870
Zurich Reinsurance Inc.,
7.125%, 10/15/2023	200,000	218,136

		21,666,372

Leasing		0.34%
Aviation Capital Group Corp. - 144A,
6.750%, 4/6/2021(2)	5,725,000	5,752,314

Savings & Loans		0.22%
Washington Mutual Bank:
5.550%,
6/16/2010**(4)	7,100,000	2,254,250
2.969%,
6/16/2010**(4)	5,000,000	1,587,500

		3,841,750

Real Estate Investment Trusts (REITs)		5.76%
Cell Tower (REITs)		0.23%
American Tower Corp.,
7.250%, 5/15/2019	3,350,000	3,937,000

Data Center (REITs)		0.65%
DuPont Fabros Technology LP,
8.500%, 12/15/2017	10,075,000	11,132,875

Diversified (REITs)		1.04%
National Retail Properties Inc.,
6.250%, 6/15/2014	975,000	1,035,579
Washington REIT:
5.250%, 1/15/2014	2,000,000	2,074,716
4.950%, 10/1/2020	13,825,000	14,733,316

		17,843,611

Healthcare (REITs)		0.65%
Healthcare Realty Trust Inc.,
5.125%, 4/1/2014	3,125,000	3,237,303

	Principal
	Amount	Market Value
Omega Healthcare Investors Inc.,
6.750%, 10/15/2022	$7,430,000	$7,968,675

		11,205,978

Hotels (REITs)		0.49%
Host Hotels & Resorts LP:
5.875%, 6/15/2019	2,100,000	2,278,500
6.000%, 11/1/2020	5,575,000	6,076,750

		8,355,250

Industrials (REITs)		0.52%
ProLogis LP:
7.625%, 8/15/2014	6,970,000	7,671,649
7.625%, 7/1/2017	1,100,000	1,295,806

		8,967,455

Regional Malls (REITs)		0.77%
Simon Property Group LP:
6.100%, 5/1/2016	6,025,000	6,864,517
7.375%, 6/15/2018	2,868,000	3,548,906
10.350%, 4/1/2019	2,050,000	2,881,015

		13,294,438

Shopping Centers (REITs)		0.26%
Kimco Realty Corp.,
Series MTNC,
5.980%, 7/30/2012	1,800,000	1,806,214
Weingarten Realty Investors:
4.857%, 1/15/2014	2,015,000	2,067,543
6.640%, 7/15/2026	545,000	606,009

		4,479,766

Timber (REITs)		1.15%
Plum Creek Timberland,
5.875%, 11/15/2015	2,400,000	2,661,614
Potlatch Corp.,
7.500%, 11/1/2019	15,996,000	17,035,740

		19,697,354

Total Financials
(Cost $240,242,691)		245,810,185

Industrials		27.85%
Aerospace & Defense		0.10%
BE Aerospace Inc.,
6.875%, 10/1/2020	1,550,000	1,720,500

Autos		0.77%
BMW US Capital Inc. - 144A,
5.730%, 11/1/2015(2)(3)	12,000,000	13,198,320
DPH Holdings Corp.,
6.500%, 5/1/2009**(3)(4)	1,000,000	15,000

		13,213,320

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Broadcasting		0.04%
Sinclair Television Group Inc. - 144A,
9.250%, 11/1/2017(2)	$600,000	$666,000

Building Materials		0.52%
USG Corp. - 144A,
8.375%,
10/15/2018(2)	8,400,000	8,862,000

Cable & Media		1.73%
CBS Corp.,
8.875%, 5/15/2019	11,675,000	15,468,196
Time Warner Inc.,
9.150%, 2/1/2023	2,410,000	3,358,128
Virgin Media/Secured Finance PLC
(United Kingdom),
5.250%, 1/15/2021	9,735,000	10,811,029

		29,637,353

Chemicals		0.56%
Potash Corp. of Saskatchewan Inc. (Canada),
6.500%, 5/15/2019	7,625,000	9,594,278

Commercial Services		0.47%
Iron Mountain Inc.,
7.750%, 10/1/2019	7,425,000	8,056,125

Consumer Products		0.31%
Jarden Corp.,
6.125%, 11/15/2022	5,000,000	5,300,000

Energy-Non Utility		6.00%
Apache Corp.,
5.100%, 9/1/2040	5,550,000	6,407,303
BP Capital Markets PLC (United Kingdom),
3.625%, 5/8/2014	16,080,000	16,864,495
Burlington Resources Inc.,
6.875%, 2/15/2026	1,000,000	1,308,728
Forest Oil Corp.,
7.250%, 6/15/2019	12,460,000	11,494,350
Kerr-McGee Corp.,
6.950%, 7/1/2024	4,500,000	5,586,426
Pride International Inc.:
8.500%, 6/15/2019	2,925,000	3,784,663
6.875%, 8/15/2020	7,575,000	9,315,258
Range Resources Corp.,
5.750%, 6/1/2021	11,225,000	11,786,250
Southwestern Energy Co.,
7.500%, 2/1/2018	10,520,000	12,641,442
Tennessee Gas Pipeline Co.:
7.000%, 3/15/2027	75,000	94,441
7.000%, 10/15/2028	9,775,000	12,299,266
Transcontinental Gas Pipe Line,
6.400%, 4/15/2016	5,725,000	6,617,505

	Principal
	Amount	Market Value
Valero Energy Corp.,
6.125%, 6/15/2017	$4,000,000	$4,663,112
Weatherford International Ltd. (Switzerland),
5.150%, 3/15/2013	171,000	175,659

		103,038,898

Food & Beverages		4.12%
Anheuser-Busch Companies Inc. (Belgium),
5.050%, 10/15/2016	8,030,000	9,165,121
Anheuser-Busch InBev Worldwide Inc. (Belgium),
7.750%, 1/15/2019	6,350,000	8,402,574
The Coca-Cola Co.:
3.625%, 3/15/2014	5,000,000	5,257,535
1.500%, 11/15/2015	6,000,000	6,136,176
Diageo Finance BV (Netherlands),
5.300%, 10/28/2015	9,700,000	10,946,207
Kraft Foods Inc.:
4.125%, 2/9/2016	2,000,000	2,180,378
5.375%, 2/10/2020	4,125,000	4,892,238
PepsiCo Inc.:
3.750%, 3/1/2014	6,500,000	6,821,737
2.500%, 5/10/2016	15,000,000	15,767,940
WM Wrigley Jr. Co.,
4.650%, 7/15/2015	1,125,000	1,197,085

		70,766,991

Healthcare		0.97%
DaVita Inc.,
6.625%, 11/1/2020	3,700,000	3,875,750
HCA Inc.,
7.875%, 2/15/2020	11,475,000	12,794,625

		16,670,375

Leisure		1.18%
Harrah’s Operating Co. Inc.:
10.000%,
12/15/2018	933,000	622,778
10.000%,
12/15/2018	2,846,000	1,960,182
MGM Mirage,
7.625%, 7/15/2013	1,500,000	1,545,000
Starwood Hotels & Resorts Worldwide Inc.,
6.750%, 5/15/2018	9,170,000	10,669,891
Vail Resorts Inc.,
6.500%, 5/1/2019	5,250,000	5,538,750

		20,336,601

Machinery		0.26%
Cummins Inc.,
7.125%, 3/1/2028	3,301,000	4,463,150

Metals & Mining		1.17%
BHP Billiton Finance USA Ltd. (Australia):
5.500%, 4/1/2014	5,075,000	5,500,224
6.500%, 4/1/2019	5,025,000	6,409,197

	Principal
	Amount	Market Value
Sweetwater Investors LLC - 144A,
5.875%, 5/15/2014(2)	$180,364	$177,100
Teck Resources Ltd. (Canada),
10.750%, 5/15/2019	6,676,000	8,037,998

		20,124,519

Packaging & Containers		1.33%
Ball Corp.,
5.750%, 5/15/2021	15,000,000	16,200,000
Crown Americas LLC / Crown Americas Capital
Corp. III,
6.250%, 2/1/2021	6,000,000	6,585,000

		22,785,000

Paper & Forestry		0.54%
West Fraser Timber Co. Ltd. - 144A (Canada),
5.200%,
10/15/2014(2)	8,825,000	9,288,313

Pharmaceuticals		0.74%
Eszopiclone Royalty SUB LLC - 144A,
Series IV, 12.000%,
3/15/2014(2)(3)	199,226	199,226
GlaxoSmithKline Capital Inc. (United Kingdom),
5.650%, 5/15/2018	10,350,000	12,533,777

		12,733,003

Retail		2.84%
AmeriGas Finance LLC / AmeriGas Finance Corp.,
6.750%, 5/20/2020	7,975,000	8,154,437
Macy’s Retail Holdings Inc.,
7.450%, 7/15/2017	11,050,000	13,475,376
Sally Holdings LLC/Sally Capital Inc.
6.875%, 11/15/2019	7,690,000	8,401,325
Wal-Mart Stores Inc.,
7.550%, 2/15/2030	12,400,000	18,656,098

		48,687,236

Technology		0.56%
International Business Machines Corp.,
2.000%, 1/5/2016	8,000,000	8,270,008
Science Applications International Corp.,
5.500%, 7/1/2033	1,225,000	1,292,072

		9,562,080

Telecomm & Related		2.09%
America Movil SAB de CV (Mexico),
5.000%, 10/16/2019	6,975,000	7,954,925
AT&T Inc.,
5.625%, 6/15/2016	9,600,000	11,128,685
AT&T Mobility LLC,
7.125%, 12/15/2031	2,750,000	3,656,031
Frontier Communications Corp.,
8.125%, 10/1/2018	7,450,000	7,952,875

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Tuckahoe Credit Lease Trust - 144A,
9.310%, 10/20/2025(2)(3)	$4,713,076	$5,236,369

		35,928,885

Textiles, Apparel & Luxury Goods		0.33%
Hanesbrands Inc.,
6.375%, 12/15/2020	5,400,000	5,710,500

Transportation		1.22%
Burlington Northern Santa Fe Corp.:
5.750%, 3/15/2018	7,175,000	8,545,403
4.575%, 1/15/2021	981,807	1,062,079
Burlington Northern Santa Fe LLC,
6.150%, 5/1/2037	4,325,000	5,330,632
Canadian National Railway Co. (Canada),
6.800%, 7/15/2018	3,315,000	4,180,805
CSX Transportation Inc.,
9.750%, 6/15/2020	1,250,000	1,759,536

		20,878,455

Total Industrials
(Cost $447,028,021)		478,023,582

Utilities		5.37%
Utilities		5.37%
Calpine Corp. - 144A,
7.500%, 2/15/2021(2)	8,350,000	9,059,750
Commonwealth Edison Co.,
Series 104, 5.950%,
8/15/2016	7,375,000	8,666,975
Consumers Energy Co.,
Series B, 6.875%,
3/1/2018	1,564,000	1,928,659
Duke Energy Carolinas LLC:
Series C, 7.000%,
11/15/2018	4,285,000	5,562,787
3.900%, 6/15/2021	4,275,000	4,779,249
Georgia Power Co.,
Series 07-A,
5.650%, 3/1/2037	850,000	1,034,667
Indianapolis Power & Light Co. - 144A,
6.300%, 7/1/2013(2)	400,000	421,311
MidAmerican Energy Holdings Co.,
5.875%, 10/1/2012	200,000	202,526
Nevada Power Co.:
Series M, 5.950%,
3/15/2016	9,287,000	10,645,400
Series R, 6.750%,
7/1/2037	2,850,000	3,873,566
NextEra Energy Capital Corp.:
2.600%, 9/1/2015	3,200,000	3,290,672
6.350%, 10/1/2066(1)	2,900,000	2,960,726

	Principal
	Amount	Market Value
Northern Natural Gas Co. - 144A,
5.375%,
10/31/2012(2)	$350,000	$355,233
Oncor Electric Delivery Co. LLC,
7.000%, 9/1/2022	13,178,000	16,049,539
Public Service Co. of Oklahoma,
6.150%, 8/1/2016	3,075,000	3,547,397
San Diego Gas & Electric Co.,
6.000%, 6/1/2026	3,550,000	4,693,835
Tenaska Alabama II Partners LP - 144A,
6.125%, 3/30/2023(2)	221,874	231,728
Tenaska Virginia Partners LP - 144A,
6.119%, 3/30/2024(2)	197,498	214,436
Westar Energy Inc.,
8.625%, 12/1/2018	9,950,000	13,581,431
WPD Holdings Inc. - 144A (United Kingdom),
7.250%,
12/15/2017(2)	875,000	1,008,892

		92,108,779

Total Utilities
(Cost $81,360,263)		92,108,779

Total Corporate Bonds
(Cost $768,630,975)		815,942,546

MUNICIPAL BONDS		0.40%
Washington		0.40%
Washington State Build America Bonds,
5.090%, 8/1/2033	5,900,000	6,934,093

Total Municipal Bonds
(Cost $5,900,000)		6,934,093

ASSET-BACKED SECURITIES,
COMMERCIAL MORTGAGE-BACKED
SECURITIES, RESIDENTIAL
MORTGAGE-BACKED SECURITIES
& AGENCY MORTGAGE-BACKED
SECURITIES		38.04%
Asset-Backed Securities		5.66%
Aircraft Lease Securitisation Ltd. - 144A,
Series 2007-1A,
Class G3, 0.499%,
5/10/2032(1)(2)	8,807,785	8,279,318
BMW Vehicle Owner Trust,
Series 2011-A,
Class A3, 0.760%,
9/25/2014(5)	4,500,000	4,510,724
CarMax Auto Owner Trust:
Series 2009-2,
Class A3, 1.740%,
4/15/2014	819,007	821,445
Series 2009-2,
Class B, 4.650%,
8/17/2015	6,000,000	6,309,978

	Principal
	Amount	Market Value
CenterPoint Energy Transition Bond Co. LLC,
Series 2008-A,
Class A1, 4.192%,
2/1/2020	$3,335,034	$3,589,587
Honda Auto Receivables Owner Trust:
Series 2010-1,
Class A4, 1.980%,
3/21/2013(5)	5,025,000	5,077,119
Series 2010-3,
Class A4, 0.940%,
11/21/2013(5)	8,480,000	8,510,757
Series 2012-2,
Class A4, 0.910%,
6/15/2015(5)	4,200,000	4,212,810
Hyundai Auto Receivables Trust,
Series 2009-A,
Class A4, 3.150%,
3/15/2016	5,300,000	5,415,922
John Deere Owner Trust:
Series 2011-A,
Class A3, 1.290%,
1/15/2016	3,325,000	3,349,136
Series 2011-A,
Class A4, 1.960%,
4/16/2018	5,528,000	5,668,522
Marriott Vacation Club Owner Trust - 144A:
Series 2006-2A,
Class A, 5.362%,
4/20/2014(2)(5)	112,815	114,386
Series 2010-1A,
Class A, 3.540%,
12/20/2032(2)	5,739,337	5,891,366
Mercedes-Benz Auto Receivables Trust,
Series 2009-1,
Class A3, 1.670%,
1/15/2014	996,608	1,000,443
Toyota Auto Receivables Owner Trust:
Series 2012-A,
Class A3, 0.750%,
2/16/2016	10,000,000	10,024,550
Series 2012-A,
Class A4, 0.990%,
8/15/2017	5,000,000	5,030,090
Chase Issuance Trust,
Series 2012-A3,
Class A3, 0.790%,
6/15/2017	11,000,000	11,012,441
World Financial Network Credit Card Master Trust,
Series 2011-A,
Class A, 1.680%,
8/15/2018	8,250,000	8,299,764

Total Asset-Backed Securities
(Cost $95,905,836)		97,118,358

Commercial Mortgage-Backed Securities		3.11%
Adams Outdoor Advertising LP - 144A:
5.438%,
12/20/2017(2)(5)	7,924,434	8,417,674

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
10.756%,
12/20/2017(2)(5)	$6,300,000	$6,775,814
Crown Castle Towers LLC - 144A:
5.495%, 1/15/2017(2)(5)	4,500,000	5,001,592
6.113%, 1/15/2020(2)(5)	8,975,000	10,412,023
4.883%, 8/15/2020(2)(5)	5,900,000	6,420,905

GTP Towers Issuer LLC - 144A,
8.112%, 2/15/2015(2)(5)	15,000,000	15,786,540
SBA Tower Trust - 144A,
4.254%, 4/15/2015(2)(5)	550,000	576,534

Total Commercial Mortgage-Backed Securities
(Cost $49,149,433)		53,391,082

Residential Mortgage-Backed Securities		0.92%
Banc of America Funding Corp.:
Class 2A4, 5.500%,
8/1/2035	836,591	740,133
Series 2005-4,
Class 1A4, 5.500%,
8/1/2035	416,799	343,568
Banc of America Mortgage Securities Inc.:
Series 2003-G,
Class 2A1, 2.831%,
8/25/2033(1)	6,642,206	6,370,659
Series 2005-2,
Class 1A12, 5.500%,
3/25/2035	288,426	278,701
Series 2005-8,
Class A14, 5.500%,
9/25/2035	846,051	677,277
Bank of America Alternative Loan Trust,
Series 2005-4,
Class CB9, 5.500%,
5/25/2035	803,835	142,768
Bear Stearns Co.:
Series 2003-AC4,
Class A, 5.500%,
9/25/2033	7,001,848	7,196,079
Series 2003-7,
Class 4A, 4.878%,
10/25/2033(1)	48,921	50,221
WAMU Mortgage Pass-Through Certificates,
Series 2003-AR3,
Class B1, 2.370%,
4/25/2033(1)	41,370	28,974

Total Residential Mortgage-Backed Securities
(Cost $16,717,156)		15,828,380

Agency Mortgage-Backed Securities		28.35%
FGLMC:
Pool #A92533,
4.500%, 6/1/2040	12,210,785	13,067,518
Pool #A97047,
4.500%, 2/1/2041	10,185,773	10,916,337

	Principal
	Amount	Market Value
FHLMC:
Pool #781958,
5.126%, 9/1/2034(1)	$684,071	$736,459
Gold Pool #G08061,
5.500%, 6/1/2035	534,517	584,547
Gold Pool #G08079,
5.000%, 9/1/2035	8,752,883	9,437,744
Gold Pool #G01960,
5.000%, 12/1/2035	2,678,254	2,887,811
Gold Pool #A41748,
5.000%, 1/1/2036	3,679,362	3,967,251
Gold Pool #A42128,
5.500%, 1/1/2036	2,981,442	3,260,502
Gold Pool #G02064,
5.000%, 2/1/2036	4,050,171	4,367,073
Gold Pool #G05200,
5.000%, 5/1/2036	11,705,915	12,621,833
Gold Pool #G02252,
5.500%, 7/1/2036	9,473,070	10,327,181
Gold Pool #G02386,
6.000%, 11/1/2036	6,644,604	7,305,736
Pool #1G1317,
5.975%, 11/1/2036(1)	3,089,609	3,348,194
Gold Pool #G03189,
6.500%, 9/1/2037	12,086,905	13,573,740
Pool #A86876,
5.000%, 6/1/2039	9,547,098	10,265,755
Gold Pool #A91161,
4.500%, 2/1/2040	11,159,752	11,942,743
Pool #A97620,
4.500%, 3/1/2041	22,922,076	24,566,139
Gold Pool #Q05168,
4.000%, 12/1/2041	29,232,675	31,097,661
Gold Pool #Q05601
4.000%, 1/10/2042	18,211,112	19,372,944
Gold Pool #C03789,
4.000%, 3/1/2042	18,505,210	19,685,805
FNMA:
Pool #995749,
4.000%, 5/25/2024	13,240,870	14,094,112
Pool #932361,
4.000%, 1/1/2025	14,633,518	15,576,502
Pool #AC8938,
4.500%, 1/1/2025	16,994,372	18,235,522
Pool #AD4268,
4.500%, 3/1/2025	10,226,723	10,973,612
Pool #725705,
5.000%, 8/1/2034	1,153,071	1,252,462
Pool #735288,
5.000%, 3/1/2035	6,357,501	6,935,741
Pool #255706,
5.500%, 5/1/2035	6,433,088	7,057,336
Pool #735897,
5.500%, 10/1/2035	4,172,326	4,577,195
Pool #836496,
5.000%, 10/1/2035	5,721,897	6,210,295
Pool #850582,
5.500%, 1/1/2036	1,932,665	2,120,205

	Principal
	Amount	Market Value
Pool #745275,
5.000%, 2/1/2036	$7,353,606	$7,999,415
Pool #845471,
5.000%, 5/1/2036	1,005,010	1,076,817
Pool #888016,
5.500%, 5/1/2036	7,643,284	8,384,965
Pool #190377,
5.000%, 11/1/2036	6,598,491	7,161,712
Pool #256526,
6.000%, 12/1/2036	8,978,244	9,823,868
Pool #888405,
5.000%, 12/1/2036	1,519,343	1,649,028
Pool #907772,
6.000%, 12/1/2036	3,496,398	3,825,710
Pool #910881,
5.000%, 2/1/2037	6,495,607	6,959,711
Pool #889108,
6.000%, 2/1/2038	6,738,602	7,426,984
Pool #257161,
5.500%, 4/1/2038	12,221,066	13,338,218
Pool #889579,
6.000%, 5/1/2038	12,183,105	13,433,835
Pool #995838,
5.500%, 5/1/2039	9,871,747	10,774,143
Pool #AE0395,
4.500%, 10/1/2040	23,657,726	25,394,724
Pool #AE0949,
4.000%, 2/1/2041	39,391,784	42,015,710
Pool #AJ1407,
4.000%, 9/1/2041	18,650,168	19,898,293
Pool # AJ4245,
4.000%, 11/1/2041	5,710,130	6,092,269
GNMA,
Pool #550656,
5.000%, 9/15/2035	954,200	1,053,455

Total Agency Mortgage-Backed Securities
(Cost $467,925,778)		486,674,812

Total Asset-Backed Securities, Commercial
Mortgage-Backed Securities, Residential
Mortgage-Backed Securities & Agency Mortgage
Backed Securities
(Cost $629,698,203)		653,012,632

U.S. GOVERNMENT & AGENCY
OBLIGATIONS		0.01%
FNMA,
8.200%, 3/10/2016	55,000	69,870

Total U.S. Government & Agency Obligations
(Cost $52,987)		69,870

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
U.S. TREASURY BONDS & NOTES		12.93%
4.000%, 2/15/2014	$36,100,000	$38,247,661
4.250%, 11/15/2014	4,900,000	5,349,423
1.750%, 10/31/2018	43,600,000	45,660,798
3.625%, 2/15/2020	10,000,000	11,772,660
5.375%, 2/15/2031	5,750,000	8,387,813
4.500%, 2/15/2036	16,750,000	22,531,363
4.375%, 2/15/2038	4,500,000	5,981,485
4.375%, 11/15/2039	15,000,000	20,010,945
4.750%, 2/15/2041	36,700,000	51,930,500
3.750%, 8/15/2041	10,000,000	12,081,250

Total U.S. Treasury Bonds & Notes
(Cost $197,211,442)		221,953,898

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		0.09%
Bank of New York Cash
Reserve
(7 Day Yield 0.050%)	1,500,798	1,500,798
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	54,874	54,874

Total Money Market Mutual Funds
(Cost $1,555,672)		1,555,672

Total Investments
(Cost $1,609,404,656)	99.27%	1,703,844,325

Other Assets in
Excess of Liabilities	0.73%	12,607,928

Net Assets	100.00%	$1,716,452,253

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

(1)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(2)	This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	of Net Assets

Adams Outdoor Advertising LP	5.438%	12/20/2017	12/3/2010	$7,924,434	$8,417,674	0.49%
Adams Outdoor Advertising LP	10.756%	12/20/2017	12/3/2010	6,300,000	6,775,814	0.40%
Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3	0.499%	5/10/2032	4/26/2012	8,302,678	8,279,318	0.48%^
Aviation Capital Group Corp.	6.750%	4/6/2021	12/7/2011	5,439,688	5,752,314	0.34%^
BMW US Capital Inc.	5.730%	11/1/2015	10/16/2007	12,000,000	13,198,320	0.77%
Calpine Corp.	7.500%	2/15/2021	10/18/2010-10/19/2010	8,365,000	9,059,750	0.53%^
Crown Castle Towers LLC	5.495%	1/15/2017	1/8/2010	4,500,000	5,001,592	0.29%^
Crown Castle Towers LLC	6.113%	1/15/2020	1/8/2010	8,975,000	10,412,023	0.61%^
Crown Castle Towers LLC	4.883%	8/15/2020	7/29/2010	5,900,000	6,420,905	0.37%^
Emigrant Capital Trust II	3.049%	4/14/2034	8/11/2004	845,809	385,375	0.02%
Eszoplicone Royalty SUB LLC, Series IV	12.000%	3/15/2014	7/29/2005	199,226	199,226	0.01%
First Tennessee Bank	3.750%	–	3/16/2005	1,500,000	1,011,094	0.06%
FMR Corp.	7.490%	6/15/2019	3/6/2007	5,915,050	6,057,245	0.35%^
GTP Towers Issuer LLC	8.112%	2/15/2015	2/11/2010	15,000,000	15,786,540	0.92%
Indianapolis Power & Light Co.	6.300%	7/1/2013	7/30/2003 - 2/6/2006	403,217	421,311	0.02%^
Marriott Vacation Club Owner Trust, Series 2006-2A, Class A	5.362%	4/20/2014	10/31/2006	112,815	114,386	0.01%^
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A	3.540%	12/20/2032	11/5/2010	5,739,337	5,891,366	0.34%^
Northern Natural Gas Co.	5.375%	10/31/2012	10/9/2002	349,650	355,233	0.02%^
SBA Towers Trust	4.254%	4/15/2015	4/8/2010	550,000	576,534	0.03%^
Sinclair Television Group Inc.	9.250%	11/1/2017	11/17/2011	651,000	666,000	0.04%^
Sweetwater Investors LLC	5.875%	5/15/2014	5/31/2005 - 12/15/2005	182,417	177,100	0.01%
Tenaska Alabama II Partners LP	6.125%	3/30/2023	10/9/2003 - 1/19/2005	224,541	231,728	0.01%^
Tenaska Virginia Partners LP	6.119%	3/30/2024	4/29/2004 - 1/19/2005	197,404	214,436	0.01%^
Tuckahoe Credit Lease Trust	9.310%	10/20/2025	12/11/2009	4,147,283	5,236,369	0.31%
USG Corp.	8.375%	10/15/2018	11/8/2010-11/9/2010	8,507,750	8,862,000	0.52%^
West Fraser Timber Co. Ltd.	5.200%	10/15/2014	6/12/2006 - 8/3/2009	7,587,068	9,288,313	0.54%^
WPD Holdings Inc.	7.250%	12/15/2017	10/15/2003 - 6/30/2006	851,170	1,008,892	0.06%^

				$120,670,537	$129,800,858	7.56%

^ 144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 4.57% of the Fund’s net assets as of June 30, 2012.

(3)	This security has been valued in good faith by management under the direction of the Board of Trustees. As of June 30, 2012 these securities represented 1.22% of the Fund’s net assets.
(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.
(6)	Step Bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2012.

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2012
(UNAUDITED)

	Principal
	Amount	Market Value
CERTIFICATES OF PARTICIPATION		12.67%
Auraria Higher Education
Center,
6.000%, 5/1/2024,
Optional 5/1/2019
@ 100.00	$499,000	$567,543
City of Aurora:
5.000%, 12/1/2026,
Optional 12/1/2019
@ 100.00	1,000,000	1,121,320
5.000%, 12/1/2030,
Optional 12/1/2019
@ 100.00	675,000	745,159
Colorado State Higher
Education Capital
Construction Lease
Purchase Program:
5.250%, 11/1/2023,
Optional 11/1/2018
@ 100.00	1,000,000	1,151,650
5.000%, 11/1/2025	1,000,000	1,169,050
Colorado State,
University of
Colorado at Denver
Health Sciences
Center Fitzsimons
Academic:
5.000%, 11/1/2018,
Prerefunded
11/1/2015 @ 100.00,
NATL-RE	700,000	803,152
Series A,
4.500%, 11/1/2022,
Prerefunded
11/1/2015 @ 100.00	500,000	577,180
Denver City & County,
Denver Botanic
Gardens,
5.250%, 12/1/2024,
Optional 12/1/2018
@ 100.00	625,000	711,062
Douglas & Elbert
Counties School
District No. Re-1,
5.000%, 1/15/2025,
Optional 1/15/2019
@ 100.00	1,000,000	1,110,870
Eagle County, Justice
Center Project,
5.250%, 12/1/2023,
Optional 12/1/2018
@ 100.00	500,000	573,575
El Paso County School
District No. 49
Falcon,
5.000%, 12/15/2028,
Optional
12/15/17 @ 100.00	800,000	881,496

	Principal
	Amount	Market Value
Fort Collins Co.,
5.375%, 6/1/2023,
Optional 6/1/2014 @
100.00, AMBAC	$1,000,000	$1,071,920
Garfield County Public
Library District,
5.000%, 12/1/2024,
Optional 12/1/2019
@ 100.00	675,000	730,006
Northern Colorado
Water Conservancy
District,
5.625%, 10/1/2018,
Optional 10/1/2012
@ 100.00, NATL-RE	510,000	515,029
Pueblo Co., Police
Complex Project,
5.500%, 8/15/2018,
AGM	500,000	599,865
Regional Transportation
District:
4.500%, 6/1/2019,
Optional 6/1/2015 @
100.00, AMBAC	620,000	661,900
5.000%, 6/1/2020	1,200,000	1,411,140
5.000%, 12/1/2022,
Optional 12/1/2017
@ 100.00, AMBAC	1,000,000	1,119,210
State of Colorado,
Building Excellent
Schools Today,
5.000%, 3/15/2024,
Optional 3/15/2021
@ 100.00	1,000,000	1,161,990
University of Colorado,
5.000%, 6/1/2023,
Prerefunded
6/1/2013 @ 100.00	150,000	156,370

Total Certificates of Participation
(Cost $15,903,257)		16,839,487

GENERAL OBLIGATION BONDS		40.75%
County-City-Special
District-School District		40.75%
Adams & Arapahoe
Counties Joint
School District 28J:
5.000%, 12/1/2026,
Optional 12/1/2022
@ 100.00	1,500,000	1,803,570
6.250%, 12/1/2026,
Prerefunded
12/1/2018 @ 100.00	1,250,000	1,641,675
5.000%, 12/1/2028,
Optional 12/1/2022
@ 100.00	500,000	593,225

	Principal
	Amount	Market Value
Adams 12 Five Star
Schools,
zero coupon,
12/15/2024,
Optional 12/15/2016
@ 67.784, FGIC	$2,385,000	$1,451,463
Arapahoe County School
District No. 1
Englewood:
5.000%, 12/1/2028,
Optional 12/1/2021
@ 100.00	975,000	1,145,976
5.000%, 12/1/2029,
Optional 12/1/2021
@ 100.00	2,440,000	2,874,491
Arapahoe County School
District No. 5
Cherry Creek,
5.000%, 12/15/2026,
Optional 12/15/2018
@ 100.00	1,000,000	1,187,190
Arapahoe County School
District No. 6
Littleton,
5.250%, 12/1/2021,
Prerefunded
12/1/2012 @ 100.00,
NATL-RE FGIC	500,000	510,290
Arapahoe Park &
Recreation District,
5.250%, 12/1/2022,
Prerefunded
12/1/2012 @ 100.00,
NATL-RE FGIC	750,000	765,435
Boulder Larimer &
Weld Counties St.
Vrain Valley School
District Re1J,
5.000%, 12/15/2026,
Optional 12/15/2016
@ 100.00	1,000,000	1,131,510
City & County of Denver
Justice System,
5.000%, 8/1/2025,
Optional 8/1/2018
@ 100.00	750,000	856,830
Clear Creek County
School District
Re-1,
4.300%, 12/1/2013,
Prerefunded
12/1/2012 @ 100.00,
AGM	125,000	127,093
Denver City & County
School District
No. 1:
5.000%, 12/1/2018	1,000,000	1,215,710
5.250%, 12/1/2025,
Optional 6/1/2019
@ 100.00	2,500,000	3,025,175

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Series A,
5.500%, 12/1/2022,
FGIC	$500,000	$651,615
Douglas & Elbert
Counties School
District Re-1:
5.000%, 12/15/2017,
Optional 12/15/2014
@ 100.00, AGM	1,325,000	1,461,144
5.000%, 12/15/2023,
Prerefunded
12/15/2017 @ 100.00	1,250,000	1,520,212
Eagle, Garfield & Routt
Counties School
District Re-50J,
5.000%, 12/1/2026,
Optional 12/1/2016
@ 100.00, AGM	2,500,000	2,837,325
El Paso County School
District 2,
5.000%, 12/1/2023,
Prerefunded
12/1/2012 @ 100.00,
NATL-RE	250,000	254,892
El Paso County School
District No. 20:
zero coupon,
12/15/2013, AGM	500,000	489,955
4.000%, 12/15/2023,
Optional 12/15/2021
@ 100.00	500,000	565,885
Garfield County, Garfield
School District
Re-2:
4.000%, 12/1/2024,
Optional 12/15/2022
@ 100.00	1,000,000	1,123,990
5.000%, 12/1/2024,
Prerefunded
12/1/2016 @ 100.00,
AGM	800,000	948,976
4.750%, 12/1/2025,
Optional 12/1/2016
@ 100.00, AGM	1,000,000	1,086,320
5.000%, 12/1/2027,
Optional 12/1/2016
@ 100.00, AGM	250,000	277,790
Garfield, Pitkin & Eagle
Counties Roaring
Fork School District
Re-1:
5.000%, 12/15/2020,
Prerefunded
12/15/2014 @
100.00, AGM	500,000	555,375
5.000%, 12/15/2023,
Optional 12/15/2021
@ 100.00	1,500,000	1,812,300

	Principal
	Amount	Market Value
5.000%, 12/15/2024,
Optional 12/15/2021
@ 100.00	$1,500,000	$1,809,495
Grand County School
District No. 2 East
Grand,
4.000%, 12/1/2023,
Optional 12/15/2021
@ 100.00	585,000	672,405
Gunnison Watershed
School District No.
Re 1J:
5.250%, 12/1/2024,
Optional 12/1/2018
@ 100.00	1,000,000	1,199,120
5.000%, 12/1/2028,
Optional 12/1/2018
@ 100.00, AGM	1,200,000	1,356,804
Ignacio School District
11JT:
5.250%, 12/1/2024,
Optional 12/15/2021
@ 100.00	500,000	610,845
5.000%, 12/1/2029,
Optional 12/15/2021
@ 100.00	1,000,000	1,155,720
Jefferson County School
District R-1:
5.250%, 12/15/2024	1,500,000	1,923,975
5.250%, 12/15/2025,
Optional 12/15/2016
@ 100.00, AGM	500,000	566,265
La Plata County School
District No. 9-R
Durango:
5.250%, 11/1/2020,
Prerefunded
11/1/2012 @ 100.00,
NATL-RE	125,000	127,024
5.000%, 11/1/2022,
Optional 11/1/2021
@ 100.00	1,500,000	1,849,365
4.500%, 11/1/2023,
Optional 11/1/2021
@ 100.00	1,000,000	1,171,720
5.000%, 11/1/2024,
Optional 11/1/2021
@ 100.00	1,000,000	1,203,940
Lincoln Park,
Metropolitan
District,
5.625%, 12/1/2020,
Optional 12/1/2017
@ 100.00	250,000	261,520
Logan County School
District No Re-1
Valley-Sterling:
4.000%, 12/15/2022,
Optional 12/15/2021
@ 100.00	320,000	371,242

	Principal
	Amount	Market Value
4.000%, 12/15/2023,
Optional 12/15/2021
@ 100.00	$440,000	$503,971
4.000%, 12/15/2024,
Optional 12/15/2021
@ 100.00	175,000	198,060
Mesa County Valley
School District 51
Grand Junction:
5.000%, 12/1/2021,
Prerefunded
12/1/2014 @ 100.00,
NATL-RE	525,000	582,220
5.000%, 12/1/2022,
Prerefunded
12/1/2014 @ 100.00,
NATL-RE	300,000	332,697
5.000%, 12/1/2024,
Prerefunded
12/1/2014 @ 100.00,
NATL-RE	1,000,000	1,108,990
Moffat County School
District No. Re-1
Craig,
5.250%, 12/1/2026,
Optional 12/1/2017
@ 100.00, AGM	1,030,000	1,169,575
Pitkin County School
District No. 001,
Aspen,
5.375%, 12/1/2026,
Optional 12/1/2019
@ 100.00	225,000	266,974
Pueblo County School
District 60:
5.000%, 12/15/2021	750,000	933,262
5.000%, 12/15/2022	500,000	626,285
Rio Blanco County School
District No. Re-1
Meeker,
5.250%, 12/1/2022,
Optional 12/1/2018
@ 100.00	575,000	675,107
Summit County, Summit
County School
District Re-1:
5.000%, 12/1/2023,
Prerefunded
12/1/2014 @ 100.00,
NATL-RE-FGIC	200,000	221,798
4.000%, 12/1/2024,
Optional 12/1/2021
@ 100.00	1,020,000	1,135,750
Weld & Adams Counties
School District RE-
3J, Series A,
5.000%, 12/15/2021,
Prerefunded
12/15/2014 @
100.00, AGM	200,000	222,150

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Total General Obligation Bonds
(Cost $51,113,177)		$54,171,691

REVENUE BONDS		42.67%
Airports		1.69%
City & County of Denver
Airport Series A
Revenue:
5.000%, 11/15/2018,
Optional 11/15/2015
@ 100.00, XLCA	$1,000,000	1,116,030
5.250%, 11/15/2028,
Optional 11/15/2019
@ 100.00	1,000,000	1,127,870

		2,243,900

General		4.50%
Boulder County Open
Space Capital
Improvement Trust
Fund,
5.000%, 12/15/2025,
Optional 12/15/2018
@ 100.00	1,000,000	1,144,100
Series A, 5.000%,
1/1/2024,
Prerefunded
1/1/2015 @ 100.00,
AGM	1,645,000	1,828,730
Series B, 5.250%,
7/15/2024, Optional
7/15/2021 @ 100.00	1,000,000	1,218,300
Grand Junction,
5.000%, 3/1/2022,
Optional 9/1/2021
@ 100.00	500,000	612,255
Regional Transportation
District, Colorado
Sales Tax Revenue,
Series A,
5.000%, 11/1/2027,
Optional 11/1/2016
@ 100.00, AMBAC	500,000	568,915
Town of Castle Rock
Sales and Use Tax
Revenue,
6.000%, 6/1/2023,
Optional 6/1/2018 @
100.00, AGM	500,000	603,750

		5,976,050

Higher Education		6.94%
Colorado Educational &
Cultural Facilities
Authority:
University of Denver:
5.000%, 3/1/2018,
Optional 9/1/2015 @
100.00, NATL-RE	500,000	546,280

	Principal
	Amount	Market Value
5.000%, 3/1/2021,
Optional 9/1/2015
@ 100.00, MBIA-RE
FGIC	$300,000	$324,318

Colorado School of Mines
Auxiliary Facility
Revenue Enterprise,
5.250%, 12/1/2020,
Prerefunded
12/1/2012 @ 100.00,
AMBAC	420,000	428,644
5.250%, 12/1/2020,
Optional 12/1/2012
@ 100.00, AMBAC	85,000	85,892
Colorado State Board
of Governors
University -
Enterprise Revenue
Bonds:
5.000%, 12/1/2020,
Prerefunded
12/1/2015 @ 100.00,
XLCA	500,000	573,500
5.250%, 3/1/2024,
Optional 3/1/2017
@ 100.00	75,000	84,430
5.250%, 3/1/2024,
Prerefunded
3/1/2017 @ 100.00	425,000	511,254
5.000%, 3/1/2029,
Optional 3/1/2022
@ 100.00	1,500,000	1,738,905
Colorado State
College Board of
Trustees, Auxiliary
Facilities System -
Enterprise Revenue
Bonds,
5.000%, 5/15/2022,
Prerefunded
5/15/2013 @ 100.00,
NATL-RE	660,000	677,609
Mesa State College,
Auxiliary Facility
Enterprise Revenue,
5.700%, 5/15/2026,
Prerefunded
11/15/2017 @ 100.00	250,000	313,707
University of Colorado
Enterprise Systems
Revenue,
5.000%, 6/1/2026,
Prerefunded
6/1/2015 @ 100.00	750,000	845,603
Series A-1, 5.000%,
6/1/2028, Optional
6/1/2022 @ 100.00	1,500,000	1,768,065
5.000%, 6/1/2029,
Optional 6/1/2022
@ 100.00	1,000,000	1,172,140

	Principal
	Amount	Market Value
Series B, 5.000%,
6/1/2024,
Prerefunded
6/1/2013 @ 100.00,
FGIC	$150,000	$156,441

		9,226,788

Medical		10.66%
Aspen Valley Hospital District,
5.000%, 10/15/2021,
Optional 10/15/2016
@ 100.00	600,000	631,296
Aurora Colorado Hospital
Revenue, Children’s
Hospital,
5.000%, 12/1/2022,
Optional 12/1/2018
@ 100.00, AGM	1,000,000	1,101,220
Colorado Health Facilities
Authority Revenue,
Adventist Sunbelt:
5.125%, 11/15/2020,
Prerefunded
11/15/2016 @ 100.00	345,000	410,947
5.250%, 11/15/2027,
Optional 11/15/2016
@ 100.00(1)	1,000,000	1,094,300
Colorado Health Facilities
Authority Revenue,
Catholic Health
Initiatives:
5.000%, 2/1/2023,
Optional 2/1/2021
@ 100.00	500,000	587,890
5.250%, 7/1/2024,
Optional 7/1/2019
@ 100.00	1,000,000	1,166,270
4.750%, 9/1/2025,
Optional 5/1/2018
@ 100.00	660,000	723,103
Colorado Health
Facilities Authority
Revenue, Covenant
Retirement
Communities Inc.,
5.250%, 12/1/2025,
Optional 12/1/2015
@ 100.00	500,000	506,810
Colorado Health Facilities
Authority Revenue,
Evangelical
Lutheran:
5.250%, 6/1/2018,
Optional 6/1/2016
@ 100.00	750,000	832,177
5.250%, 6/1/2020,
Optional 6/1/2016
@ 100.00	500,000	550,850

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
5.250%, 6/1/2023,
Optional 6/1/2016
@ 100.00	$400,000	$438,180
Colorado Health Facilities
Authority Revenue,
Park View Medical
Center:
5.000%, 9/1/2020,
Optional 9/15/2015
@ 100.00	450,000	483,633
5.000%, 9/1/2025,
Optional 9/1/2017
@ 100.00	450,000	474,183
Colorado Health
Facilities Authority
Revenue, Sisters
Leavenworth, Series B,
5.000%, 1/1/2023,
Optional 1/1/2020
@ 100.00	1,000,000	1,153,540
Colorado Health Facilities
Authority Revenue,
Vail Valley Medical
Center:
5.000%, 1/15/2020,
Prerefunded
1/15/2015 @ 100.00	700,000	778,463
5.000%, 1/15/2020,
Optional 1/15/2015
@ 100.00	240,000	254,001
Colorado Health Facilities
Authority Revenue,
Valley View Hospital
Association,
5.000%, 5/15/2027,
Optional 5/15/2017
@ 100.00	250,000	259,590
Colorado Health Facilities
Authority Revenue,
Yampa Valley
Medical Center,
5.000%, 9/15/2022,
Optional 9/15/2017
@ 100.00	850,000	890,273
Colorado Health Facilities
Authority, Poudre
Valley Health, Series A,
5.000%, 3/1/2025,
Optional 3/1/2015
@ 100.00	700,000	739,123
Denver Health & Hospital
Authority:
5.000%, 12/1/2018,
Optional 12/1/2016
@ 100.00	500,000	555,580
5.000%, 12/1/2020,
Optional 12/1/2016
@ 100.00	500,000	542,470

		14,173,899

	Principal
	Amount	Market Value
Special Tax		5.55%
Aurora Colorado Golf
Course Enterprise:
4.125%, 12/1/2013	$110,000	$111,628
4.250%, 12/1/2014	125,000	127,286
4.375%, 12/1/2015	125,000	126,713
Broomfield Sales
& Use Tax,
5.200%, 12/1/2017,
Optional 12/1/2012
@ 100.00, AMBAC	500,000	508,060
Colorado Educational &
Cultural Facilities
Authority:
Academy Charter School:
5.000%, 12/15/2015,
Mandatory Sinking
Fund 12/15/2013 @
100.00	390,000	426,028
5.000%, 12/15/2021,
Optional 12/15/2015
@ 100.00, MORAL
OBLG	180,000	186,262
4.625%, 12/15/2028,
Optional 12/15/2015
@ 100.00, MORAL
OBLG	250,000	251,283
Bromley East
Charter School,
5.125%, 9/15/2025,
Optional 9/15/2015
@ 100.00, XLCA	500,000	517,440
Cherry Creek
Academy,
4.000%, 4/1/2022,
Mandatory Sinking
Fund 4/1/2016 @
100.00	250,000	254,230
Kent Denver School,
5.000%, 10/1/2019	115,000	131,550
Denver City & County Golf
Enterprise:
5.500%, 9/1/2012,
Mandatory Sinking
Fund 9/1/2010 @
100.00	90,000	90,515
4.600%, 9/1/2015	185,000	190,296
5.000%, 9/1/2018,
Optional 9/1/2016
@ 100.00	350,000	360,689
5.000%, 9/1/2019,
Optional 9/1/2016
@ 100.00	500,000	512,970
Grand Junction Leasing
Authority Capital
Improvement:
5.000%, 6/15/2020,
Optional 6/15/2016
@ 100.00, NATL-RE	390,000	430,880

	Principal
	Amount	Market Value
5.000%, 6/15/2023,
Optional 6/15/2016
@ 100.00, NATL-RE	$390,000	$429,019
Northwest Parkway
Public Highway
Authority Revenue,
5.800%, 6/15/2025,
Prerefunded
6/15/2016 @ 100.00,
AGM	960,000	1,149,312
Superior Open Space
Sales & Use Tax:
4.625%, 6/1/2015	100,000	104,657
4.750%, 6/1/2017,
Optional 6/1/2016
@ 100.00	325,000	343,961
5.000%, 6/1/2026,
Optional 6/1/2016
@ 100.00	1,085,000	1,127,814

		7,380,593

Transportation		0.98%
Colorado Department of
Transportation:
5.000%, 12/15/2016,
Prerefunded
12/15/2014 @100.00,
NATL-RE FGIC	975,000	1,082,982
5.000%, 12/15/2016,
NATL-RE FGIC	205,000	226,695

		1,309,677

Utilities		12.35%
Brighton Colorado Water
Activity Enterprise,
5.000%, 12/1/2029,
Optional 12/1/2019
@ 100.00	1,515,000	1,722,373
Colorado Springs
Colorado Utilities
Revenue,
5.000%, 11/15/2027,
Optional 11/15/2021
@ 100.00	1,000,000	1,181,840
Colorado Water
Resources & Power
Development
Authority,
5.000%, 9/1/2022,
Optional 9/1/2014
@ 100.00	650,000	704,282
Colorado Water
Resources & Power
Development
Authority, Drinking
Water,
5.000%, 9/1/2017,
Optional 9/1/2012
@ 100.00	500,000	503,330

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2012 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Colorado Water
Resources & Power
Development
Authority, East
Cherry Creek Valley
Water & Sanitation
District,
4.250%, 11/15/2025,
Optional 11/15/2015
@ 100.00, NATL-RE	$1,420,000	$1,466,647
Colorado Water
Resources & Power
Development
Authority, Parker
Water & Sanitation
District,
5.000%, 9/1/2026,
Optional 9/1/2014 @
100.00, NATL-RE	500,000	512,800
Colorado Water
Resources & Power
Development
Authority,
Steamboat Springs
Utility Enterprise
Project,
5.000%, 8/1/2031,
Optional 8/1/2021
@ 100.00	625,000	704,050
Colorado Water
Resources & Power
Development
Authority, Waste
Water Revolving
Fund,
5.500%, 9/1/2019	500,000	634,820
Denver City & County
Board of Water
Commissioners,
5.000%, 12/15/2029,
Optional 12/15/2017
@ 100.00, AGM	1,575,000	1,775,954
Fort Collins Colorado
Waste Water Utility
Enterprise:
5.000%, 12/1/2026,
Optional 12/1/2018
@ 100.00	1,000,000	1,125,040
5.000%, 12/1/2027,
Optional 12/1/2018
@ 100.00	465,000	522,274
Fort Collins, Larimer
County Colorado
Stormwater Utilities,
4.875%, 12/1/2020,
Prerefunded
12/1/2012 @ 100.00,
AMBAC	250,000	254,767

	Principal
	Amount/Shares	Market Value
Golden Colorado Water &
Waste Treatment,
4.950%, 11/15/2022,
Optional 11/15/2013
@ 100.00, AGM	$150,000	$155,785
Parker Co., Water &
Sanitation District
Enterprise Revenue,
5.000%, 11/1/2026,
Optional AGM
5/1/2022 @ 100.00	400,000	470,584
Platte River Power
Authority, Series HH:
5.000%, 6/1/2022,
Optional 6/1/2019
@ 100.00	485,000	574,279
5.000%, 6/1/2027,
Optional 6/1/2019
@ 100.00	2,000,000	2,283,920
5.000%, 6/1/2028,
Optional 6/1/2019
@ 100.00	1,000,000	1,136,570
Pueblo County Pollution
Control Public
Service of Colorado
Project,
5.100%, 1/1/2019,
Optional anytime
upon 30 days notice
@ 100.00, AMBAC	150,000	150,170
Thornton Colorado Water
Enterprise,
5.000%, 12/1/2021,
Optional 12/1/2014
@ 100.00, NATL-RE	500,000	538,970

		16,418,455

Total Revenue Bonds
(Cost $53,553,651)		56,729,362

MONEY MARKET MUTUAL FUNDS		3.36%
Fidelity Institutional
Money Market Tax
Exempt - Class I
(7 Day Yield 0.010%)	4,473,837	4,473,837

Total Money Market Mutual Funds
(Cost $4,473,837)		4,473,837

Total Investments
(Cost $125,043,922)	99.45%	132,214,377

Other Assets in
Excess of Liabilities	0.55%	726,927

Net Assets	100.00%	$132,941,304

(1) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See Notes to Financial Statements.

COMMON ABBREVIATIONS

AB	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal
AMBAC	Ambac Financial Group Inc.
BV	Besloten Vennootschap is a Dutch private limited liability company.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
Ltd.	Limited
MBIA	MBIA Inc. delivers credit enhancement for the obligations of debt such as municipal bonds. The purchase of municipal bond insurance is used to improve or enhance the credit rating of a borrower’s debt financing.
MORAL OBLG	Charter School Moral Obligation Program. Moral Obligation bonds are revenue-backed, state issued municipal bonds, whose principal and interest is backed by the moral, but not legal, obligation of a state government.
NATL-RE	Third party insurer for municipal debt securities.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Co.
REIT	Real Estate Investment Trust
S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
S.p.A.	Società Per Azioni is an Italian shared company.
XLCA	XL Capital Assurance Inc. delivers credit enhancement for the obligations of debt such as municipal bonds

CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

WESTCORE FUNDS AS OF JUNE 30, 2012 (UNAUDITED)

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO	Select	Blue Chip	Mid-Cap	Small-Cap
	Fund	Growth Fund	Fund	Fund	Value Fund	Opportunity Fund

Assets
Investments at value (cost - see below)	$65,107,588	$118,936,027	$488,818,813	$66,962,007	$38,631,681	$46,244,240
Foreign cash at value (cost - see below)	0	0	0	0	0	0
Unrealized gain on forward foreign
currency contracts	0	0	0	0	0	0
Receivable for investment securities sold	1,165,933	5,236,920	4,783,046	2,509,073	2,591,164	850,431
Dividends and interest receivable	37,583	80,607	356,446	84,286	62,578	26,005
Receivable for fund shares subscribed	16,320	9,468	223,550	344	1,502	15,693
Investment for trustee deferred compensation plan	24,961	345,776	7,787	39,511	4,403	34,794
Receivable due from advisor	0	0	0	0	0	0
Prepaid and other assets	18,775	20,790	34,235	13,393	9,636	18,981

Total Assets	66,371,160	124,629,588	494,223,877	69,608,614	41,300,964	47,190,144

Liabilities
Payable for investment securities purchased	1,448,818	3,833,008	1,933,929	2,230,134	1,745,505	0
Unrealized loss on forward foreign
currency contracts	0	0	0	0	0	0
Payable for fund shares redeemed	28,212	76,646	1,699,717	0	27,087	38,742
Payable for investment advisory fee	32,199	64,024	259,444	32,934	23,926	30,631
Payable for administration fee	7,185	13,472	55,881	7,480	4,416	5,253
Payable for shareholder servicing reimbursement	7,238	7,201	58,275	2,765	4,574	4,341
Payable for trustee deferred compensation plan	24,961	345,776	7,787	39,511	4,403	34,794
Payable for chief compliance officer fee	177	388	2,094	178	106	120
Other payables	28,224	40,474	158,142	39,693	19,305	23,459

Total Liabilities	1,577,014	4,380,989	4,175,269	2,352,695	1,829,322	137,340

Net Assets	$64,794,146	$120,248,599	$490,048,608	$67,255,919	$39,471,642	$47,052,804

Net Assets Consist of:
Paid-in capital	$53,331,285	$112,800,494	$609,082,977	$52,395,981	$43,811,554	$38,388,227
(Over)/Undistributed net investment income	(102,424)	(472,771)	(1,944,430)	369,086	182,764	(110,348)
Accumulated net realized gain/(loss) on investments
and foreign currency transactions	(2,456,538)	5,100,631	(112,808,962)	2,699,004	(9,464,499)	2,869,170
Net unrealized appreciation/(depreciation)
on investments and translation of assets and
liabilities denominated in foreign currencies	14,021,823	2,820,245	(4,280,977)	11,791,848	4,941,823	5,905,755

Net Assets	$64,794,146	$120,248,599	$490,048,608	$67,255,919	$39,471,642	$47,052,804

Net Assets:
Retail Class	$61,349,890	$85,082,437	$490,048,608	$60,000,085	$39,471,642	$44,270,309
Institutional Class	3,444,256	35,166,162	N/A	7,255,834	N/A	2,782,495
Shares of Beneficial Interest Outstanding:
Retail Class	4,435,943	14,474,451	28,361,556	4,894,913	2,105,730	1,309,946
Institutional Class	248,134	5,939,476	N/A	593,072	N/A	81,866
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Retail Class	$13.83	$5.88	$17.28	$12.26	$18.74	$33.80
Institutional Class	13.88	5.92	N/A	12.23	N/A	33.99

Cost of Investments	$51,085,765	$116,115,782	$493,099,790	$55,170,159	$33,689,858	$40,338,485

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0

See Notes to Financial Statements.

WESTCORE FUNDS AS OF JUNE 30, 2012 (UNAUDITED)

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Micro-Cap	International	Flexible	Plus Bond	Colorado
	Value Fund	Opportunity Fund	Small-Cap Fund	Income Fund	Fund	Tax-Exempt Fund

Assets
Investments at value (cost - see below)	$310,643,625	$3,258,889	$206,128,983	$91,928,174	$1,703,844,325	$132,214,377
Foreign cash at value (cost - see below)	0	0	6,204	0	0	0
Unrealized gain on forward foreign
currency contracts	0	0	6,516	0	0	0
Receivable for investment securities sold	3,207,169	0	0	0	0	0
Dividends and interest receivable	422,372	2,298	631,396	1,313,562	14,897,336	793,129
Receivable for fund shares subscribed	1,805,321	1,425	283,156	45,433	973,881	50,675
Investment for trustee deferred compensation plan	1,290	0	6,925	23,256	54,006	25,258
Receivable due from advisor	0	3,035	0	0	0	0
Prepaid and other assets	26,571	18,121	18,631	26,108	52,067	3,492

Total Assets	316,106,348	3,283,768	207,081,811	93,336,533	1,719,821,615	133,086,931

Liabilities
Payable for investment securities purchased	874,778	327,220	111,775	0	1,500,793	0
Unrealized loss on forward foreign
currency contracts	0	0	590,058	0	0	0
Payable for fund shares redeemed	2,036,367	0	29,429	49,447	914,367	21,617
Payable for investment advisory fee	224,284	0	177,194	31,696	277,631	40,224
Payable for administration fee	34,523	288	22,622	10,633	196,882	15,027
Payable for shareholder servicing reimbursement	26,462	282	25,208	10,042	187,695	14,705
Payable for trustee deferred compensation plan	1,290	0	6,925	23,256	54,006	25,258
Payable for chief compliance officer fee	817	7	301	208	3,558	242
Other payables	73,875	13,771	46,740	28,516	234,430	28,554

Total Liabilities	3,272,396	341,568	1,010,252	153,798	3,369,362	145,627

Net Assets	$312,833,952	$2,942,200	$206,071,559	$93,182,735	$1,716,452,253	$132,941,304

Net Assets Consist of:
Paid-in capital	$274,711,318	$2,566,404	$197,095,026	$136,071,813	$1,620,741,068	$126,847,928
(Over)/Undistributed net investment income	1,408,607	1,313	2,370,127	(368,269)	(261,865)	(13,931)
Accumulated net realized gain/(loss) on investments
and foreign currency transactions	(5,023,224)	101,527	(10,981,487)	(42,287,905)	1,533,381	(1,063,148)
Net unrealized appreciation/(depreciation) on
investments and translation of assets and
liabilities denominated in foreign currencies	41,737,251	272,956	17,587,893	(232,904)	94,439,669	7,170,455

Net Assets	$312,833,952	$2,942,200	$ 2 06,071,559	$93,182,735	$1,716,452,253	$132,941,304

Net Assets:
Retail Class	$207,944,765	$2,942,200	$206,071,559	$90,280,650	$1,495,244,829	$132,941,304
Institutional Class	104,889,187	N/A	N/A	2,902,085	221,207,424	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	16,628,580	244,604	12,563,119	10,346,046	133,683,381	11,378,769
Institutional Class	8,399,730	N/A	N/A	337,521	20,001,151	N/A
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Retail Class	$12.51	$12.03	$16.40	$8.73	$11.18	$11.68
Institutional Class	12.49	N/A	N/A	8.60	11.06	N/A

Cost of Investments	$268,906,374	$2,985,933	$187,954,844	$92,161,078	$1,609,404,656	$125,043,922

Cost of Foreign Currency Held	$0	$0	$6,227	$0	$0	$0

See Notes to Financial Statements.

WESTCORE FUNDS FOR THE SIX MONTHS ENDED JUNE 30, 2012 (UNAUDITED)

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO	Select	Blue Chip	Mid-Cap	Small-Cap
	Fund	Growth Fund	Fund	Fund	Value Fund	Opportunity Fund

Investment Income
Dividends, net of foreign taxes*	$309,643	$505,522	$1,400,627	$742,808	$449,108	$228,388
Interest	67	134	1,049	299	50	94
Other Income	0	0	0	0	0	0

Total Income	309,710	505,656	1,401,676	743,107	449,158	228,482

Expenses
Investment advisory fee	221,359	439,174	2,046,799	225,143	156,838	241,236
Administrative fee	55,213	103,072	481,701	56,040	31,850	40,017
Shareholder servicing reimbursement -
Retail Class	43,799	49,037	441,299	17,098	29,030	26,291
Transfer agent fees	13,008	23,957	75,891	56,277	9,575	12,286
Fund accounting fees and expenses	15,251	16,753	48,142	14,477	12,130	15,672
Legal fees	865	1,789	8,238	766	554	646
Printing fees	5,953	10,362	84,868	9,809	3,492	3,166
Registration fees	13,565	15,201	10,563	9,542	8,056	12,818
Audit and tax preparation fees	8,908	8,907	7,719	5,889	7,245	7,421
Custodian fees	4,240	8,636	23,699	3,136	1,822	2,777
Insurance	851	1,748	9,349	947	538	584
Trustee fees and expenses	3,150	6,422	31,230	3,194	1,911	2,213
Chief compliance officer fee	926	1,889	9,203	942	572	652
Other	3,889	5,809	47,957	7,685	2,809	4,132

Total expenses before waivers	390,977	692,756	3,326,658	410,945	266,422	369,911
Expenses waived by:
Investment advisor
Retail Class	0	0	0	(11,698)	(4,637)	(41,893)
Institutional Class	(12,711)	(7,515)	N/A	(7,466)	N/A	(15,293)
Administrator
Retail Class	0	0	0	(405)	(218)	(885)
Institutional Class	0	0	N/A	0	N/A	0

Net Expenses	378,266	685,241	3,326,658	391,376	261,567	311,840

Net Investment Income/(Loss)	(68,556)	(179,585)	(1,924,982)	351,731	187,591	(83,358)

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	8,377,971	5,407,367	(31,661,433)	2,530,399	1,895,555	2,611,642
Net change in unrealized appreciation/
(depreciation) on investments	(787,711)	(4,605,590)	(4,137,590)	1,662,697	(526,174)	(330,395)

Net Realized And Unrealized Gain/(Loss)	7,590,260	801,777	(35,799,023)	4,193,096	1,369,381	2,281,247

Net Increase/(Decrease) In Net Assets Resulting
From Operations	$7,521,704	$622,192	$(37,724,005)	$4,544,827	$1,556,972	$2,197,889

* Foreign tax withholdings	$2,354	$2,087	$0	$4,909	$0	$0

See Notes to Financial Statements.

WESTCORE FUNDS FOR THE SIX MONTHS ENDED JUNE 30, 2012 (UNAUDITED)

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Micro-Cap	International	Flexible	Plus Bond	Colorado
	Value Fund	Opportunity Fund	Small-Cap Fund	Income Fund	Fund	Tax-Exempt Fund

Investment Income
Dividends, net of foreign taxes*	$3,351,864	$20,554	$3,970,859	$230,852	$172,786	$0
Interest	654	7	0	2,851,731	35,009,468	2,406,031
Other Income	0	0	9,185	108,905	655,550	0

Total Income	3,352,518	20,561	3,980,044	3,191,488	35,837,804	2,406,031

Expenses
Investment advisory fee	1,538,843	14,144	1,021,231	216,957	3,448,192	290,676
Administrative fee	234,028	5,465	128,711	76,626	1,259,437	94,799
Shareholder servicing reimbursement -
Retail Class	159,261	1,850	126,191	61,536	1,063,560	81,793
Transfer agent fees	18,923	8,114	18,664	15,690	94,532	10,028
Fund accounting fees and expenses	30,152	16,951	18,713	17,485	125,974	23,301
Legal fees	4,100	42	2,351	1,303	22,228	1,685
Printing fees	33,258	511	12,459	6,602	113,451	5,508
Registration fees	13,741	8,268	14,545	14,165	23,081	1,849
Audit and tax preparation fees	8,433	6,420	7,806	12,615	13,598	9,740
Custodian fees	16,294	3,494	23,845	3,813	47,414	3,678
Insurance	3,729	19	1,801	821	19,447	1,311
Trustee fees and expenses	13,921	131	7,021	4,387	73,394	5,486
Chief compliance officer fee	4,113	39	2,064	1,287	21,606	1,609
Other	6,118	2,050	11,115	4,773	21,061	3,077

Total expenses before waivers	2,084,914	67,498	1,396,517	438,060	6,346,975	534,540
Expenses waived by:
Investment advisor
Retail Class	(102,392)	(48,031)	(117,895)	(15,221)	(1,627,778)	(122,947)
Institutional Class	(56,550)	N/A	N/A	(13,709)	(240,221)	N/A
Administrator
Retail Class	(2,120)	(1,032)	(2,085)	(804)	(69,201)	(5,496)
Institutional Class	0	N/A	N/A	0	0	N/A

Net Expenses	1,923,852	18,435	1,276,537	408,326	4,409,775	406,097

Net Investment Income	1,428,666	2,126	2,703,507	2,783,162	31,428,029	1,999,934

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	10,759,288	131,371	280,248	(3,316,081)	822,880	(9,477)
Net realized loss on foreign
currency transactions	0	0	(2,337,842)	0	0	0
Net change in unrealized appreciation/
(depreciation) on investments	4,897,973	66,596	16,793,414	5,096,579	20,868,188	1,431,074
Net change in unrealized depreciation on
translation of assets and liabilities denominated
in foreign currencies	0	0	(736,029)	0	0	0

Net Realized And Unrealized Gain	15,657,261	197,967	13,999,791	1,780,498	21,691,068	1,421,597

Net Increase In Net Assets Resulting
From Operations	$17,085,927	$200,093	$16,703,298	$4,563,660	$53,119,097	$3,421,531

* Foreign tax withholdings	$0	$376	$260,454	$0	$0	$0

See Notes to Financial Statements.

	Westcore Growth Fund		Westcore MIDCO Growth Fund		Westcore Select Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2012	Year Ended	June 30, 2012	Year Ended	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011	(Unaudited)	December 31, 2011	(Unaudited)	December 31, 2011

Increase/(Decrease) in Net Assets from:
Operations:
Net investment loss	$(68,556)	$(179,734)	$(179,585)	$(318,337)	$(1,924,982)	$(2,739,231)
Net realized gain/(loss)	8,377,971	18,413,891	5,407,367	19,868,579	(31,661,433)	(80,970,008)
Change in unrealized net appreciation or (depreciation)	(787,711)	(16,827,055)	(4,605,590)	(31,100,226)	(4,137,590)	(52,626,326)

Net increase/(decrease) in net assets resulting
from operations	7,521,704	1,407,102	622,192	(11,549,984)	(37,724,005)	(136,335,565)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	0	0	0	0	(4,503,597)
Institutional Class	0	0	0	0	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	(5,891,648)	0	0
Institutional Class	0	0	0	(2,315,777)	N/A	N/A
From paid-in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A

Decrease in net assets from distributions
to shareholders	0	0	0	(8,207,425)	0	(4,503,597)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	9,011,516	19,424,275	4,090,434	31,551,259	68,983,853	749,733,215
Institutional Class	599,381	6,247,263	893,357	2,485,681	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	0	0	5,631,877	0	4,326,560
Institutional Class	0	0	0	2,315,777	N/A	N/A
Cost of shares redeemed
Retail Class	(13,299,951)	(70,157,197)	(16,398,346)	(30,000,928)	(222,434,871)	(324,510,682)
Institutional Class	(6,990,805)	(945,897)	(4,117,074)	(3,285,283)	N/A	N/A

Net increase/(decrease) resulting from beneficial
interest transactions	(10,679,859)	(45,431,556)	(15,531,629)	8,698,383	(153,451,018)	429,549,093

Redemption Fees	4,046	7,982	602	25,155	23,356	316,754

Net Increase/(Decrease) In Net Assets	(3,154,109)	(44,016,472)	(14,908,835)	(11,033,871)	(191,151,667)	289,026,685

Net Assets:
Beginning of year	67,948,255	111,964,727	135,157,434	146,191,305	681,200,275	392,173,590

End of period*	$64,794,146	$67,948,255	$120,248,599	$135,157,434	$490,048,608	$681,200,275

*Including overdistributed net investment income of:	$(102,424)	$(33,868)	$(472,771)	$(293,186)	$(1,944,430)	$(19,448)

See Notes to Financial Statements.

	Westcore Blue Chip Fund		Westcore Mid-Cap Value Fund		Westcore Small-Cap Opportunity Fund

	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2012	Year Ended	June 30, 2012	Year Ended	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011	(Unaudited)	December 31, 2011	(Unaudited)	December 31, 2011

Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$351,731	$877,509	$187,591	$372,255	$(83,358)	$(158,695)
Net realized gain	2,530,399	7,398,042	1,895,555	2,091,266	2,611,642	3,955,323
Change in unrealized net appreciation or (depreciation)	1,662,697	(5,436,635)	(526,174)	(2,310,994)	(330,395)	(5,724,320)

Net increase/(decrease) in net assets resulting
from operations	4,544,827	2,838,916	1,556,972	152,527	2,197,889	(1,927,692)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(22)	(760,025)	0	(368,999)	0	0
Institutional Class	0	(153,076)	N/A	N/A	0	0
From net realized capital gains
Retail Class	(21)	(241,989)	0	0	0	(630,978)
Institutional Class	0	(30,647)	N/A	N/A	0	(47,259)
From paid-in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	0	0

Decrease in net assets from distributions
to shareholders	(43)	(1,185,737)	0	(368,999)	0	(678,237)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	963,969	980,177	1,974,797	6,346,699	4,071,859	9,939,698
Institutional Class	144,334	288,298	N/A	N/A	59,039	163,381
Shares issued in reinvestment of distributions
Retail Class	45	764,528	0	357,023	0	220,089
Institutional Class	0	159,696	N/A	N/A	0	47,259
Cost of shares redeemed
Retail Class	(6,286,551)	(69,212,722)	(7,249,936)	(9,712,933)	(5,427,569)	(13,012,158)
Institutional Class	(1,214,830)	(14,091,045)	N/A	N/A	(735,527)	(371,352)
Acquisition - Retail Class	N/A	113,157,517	N/A	N/A	N/A	N/A

Net increase/(decrease) resulting from beneficial
interest transactions	(6,393,033)	32,046,449	(5,275,139)	(3,009,211)	(2,032,198)	(3,013,083)

Redemption Fees	22	127,727	153	2,347	551	520

Net Increase/(Decrease) In Net Assets	(1,848,227)	33,827,355	(3,718,014)	(3,223,336)	166,242	(5,618,492)

Net Assets:
Beginning of year	69,104,146	35,276,791	43,189,656	46,412,992	46,886,562	52,505,054

End of period*	$67,255,919	$69,104,146	$39,471,642	$43,189,656	$47,052,804	$46,886,562

*Including (over)/undistributed net investment
income of:	$369,086	$17,377	$182,764	$(4,827)	$(110,348)	$(26,990)

See Notes to Financial Statements.

	Westcore Small-Cap Value Fund		Westcore Micro-Cap Opportunity Fund		Westcore International Small-Cap Fund

	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2012	Year Ended	June 30, 2012	Year Ended	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011	(Unaudited)	December 31, 2011	(Unaudited)	December 31, 2011

Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$1,428,666	$2,748,938	$2,126	$(2,374)	$2,703,507	$2,087,923
Net realized gain/(loss)	10,759,288	32,246,405	131,371	73,243	(2,057,594)	40,365
Change in unrealized net appreciation or (depreciation)	4,897,973	(38,131,332)	66,596	(156,720)	16,057,385	(14,413,726)

Net increase/(decrease) in net assets resulting
from operations	17,085,927	(3,135,989)	200,093	(85,851)	16,703,298	(12,285,438)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	(1,885,679)	0	0	0	(2,200,004)
Institutional Class	0	(1,004,321)	N/A	N/A	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	N/A	N/A
From paid-in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	N/A	N/A

Decrease in net assets from distributions
to shareholders	0	(2,890,000)	0	0	0	(2,200,004)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	29,744,897	49,872,763	1,773,254	616,074	86,527,181	136,056,940
Institutional Class	14,728,862	31,310,278	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	1,309,356	0	0	0	2,056,851
Institutional Class	0	906,945	N/A	N/A	N/A	N/A
Cost of shares redeemed
Retail Class	(30,276,805)	(93,484,313)	(764,921)	(392,372)	(30,429,884)	(51,359,867)
Institutional Class	(7,659,414)	(51,802,172)	N/A	N/A	N/A	N/A

Net increase/(decrease) resulting from beneficial
interest transactions	6,537,540	(61,887,143)	1,008,333	223,702	56,097,297	86,753,924

Redemption Fees	1,075	19,853	228	1,941	34,902	42,992

Net Increase/(Decrease) In Net Assets	23,624,542	(67,893,279)	1,208,654	139,792	72,835,497	72,311,474

Net Assets:
Beginning of year	289,209,410	357,102,689	1,733,546	1,593,754	133,236,062	60,924,588

End of period*	$312,833,952	$289,209,410	$2,942,200	$1,733,546	$206,071,559	$133,236,062

*Including overdistributed net investment income of:	$1,408,607	$(20,059)	$1,313	$(813)	$2,370,127	$(333,380)

See Notes to Financial Statements.

	Westcore Flexible Income Fund		Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund

	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2012	Year Ended	June 30, 2012	Year Ended	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011	(Unaudited)	December 31, 2011	(Unaudited)	December 31, 2011

Increase in Net Assets from:
Operations:
Net investment income	$2,783,162	$4,245,580	$31,428,029	$61,978,180	$1,999,934	$3,716,973
Net realized gain/(loss)	(3,316,081)	(7,762,882)	822,880	1,607,731	(9,477)	(961,741)
Change in unrealized net appreciation or (depreciation)	5,096,579	8,925,277	20,868,188	49,562,532	1,431,074	5,823,128

Net increase in net assets resulting
from operations	4,563,660	5,407,975	53,119,097	113,148,443	3,421,531	8,578,360

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(2,821,606)	(4,044,106)	(27,294,385)	(53,488,522)	(1,995,611)	(3,719,074)
Institutional Class	(69,789)	(105,044)	(4,082,716)	(10,139,677)	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	(4,722,973)	0	0
Institutional Class	0	0	0	(670,271)	N/A	N/A
From paid-in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A

Decrease in net assets from distributions
to shareholders	(2,891,395)	(4,149,150)	(31,377,101)	(69,021,443)	(1,995,611)	(3,719,074)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	18,327,987	38,618,862	204,202,678	384,569,833	23,221,358	26,106,710
Institutional Class	1,229,122	1,782,533	37,475,610	59,415,788	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	2,702,872	3,830,946	26,179,934	55,668,327	1,824,831	3,366,982
Institutional Class	69,789	105,044	3,693,398	9,737,865	N/A	N/A
Cost of shares redeemed
Retail Class	(20,375,448)	(21,597,975)	(153,665,844)	(469,945,911)	(6,752,286)	(39,591,894)
Institutional Class	(536,618)	(1,293,550)	(19,048,836)	(95,733,299)	N/A	N/A

Net increase/(decrease) resulting from beneficial
interest transactions	1,417,704	21,445,860	98,836,940	(56,287,397)	18,293,903	(10,118,202)

Redemption Fees	35,949	42,185	50,974	220,743	619	1,634

Net Increase/(Decrease) In Net Assets	3,125,918	22,746,870	120,629,910	(11,939,654)	19,720,442	(5,257,282)

Net Assets:
Beginning of year	90,056,817	67,309,947	1,595,822,343	1,607,761,997	113,220,862	118,478,144

End of period*	$93,182,735	$90,056,817	$1,716,452,253	$1,595,822,343	$132,941,304	$113,220,862

*Including overdistributed net investment income of:	$(368,269)	$(260,036)	$(261,865)	$(312,793)	$(13,931)	$(18,254)

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations				Distributions

	Net		Net Realized And	Total Income/
	Asset Value	Net	Unrealized Gain/	(Loss) from		Dividends From Net
	Beginning of the	Investment	(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Investment Income	Investments	Distributions
WESTCORE GROWTH FUND
Retail Class
06/30/12 (Unaudited)	$12.46	$(0.01)(f)	$1.38	$1.37	$(0.00)	$(0.00)	$(0.00)

12/31/11	12.54	(0.03)(f)	(0.05)	(0.08)	(0.00)	(0.00)	(0.00)

12/31/10	10.88	(0.01)	1.67	1.66	(0.00)	(0.00)	(0.00)

12/31/09	7.80	(0.01)	3.09	3.08	(0.00) (a)	(0.00)	(0.00) (a)

12/31/08	15.45	0.00 (a)	(7.02)	(7.02)	(0.00)	(0.63)	(0.63)

12/31/07	13.31	(0.01)	3.01	3.00	(0.00)	(0.86)	(0.86)

Institutional Class
06/30/12 (Unaudited)	12.50	(0.01)(f)	1.39	1.38	(0.00)	(0.00)	(0.00)

12/31/11	12.56	0.00 (a)(f)	(0.06)	(0.06)	(0.00)	(0.00)	(0.00)

12/31/10	10.88	0.01	1.67	1.68	(0.00)	(0.00)	(0.00)

12/31/09	7.81	(0.00) (a)	3.10	3.10	(0.03)	(0.00)	(0.03)

12/31/08	15.45	0.01	(7.02)	(7.01)	(0.00)	(0.63)	(0.63)

12/31/07 (e)	15.96	(0.00) (a)	0.35	0.35	(0.00)	(0.86)	(0.86)

WESTCORE MIDCO GROWTH FUND
Retail Class
06/30/12 (Unaudited)	5.90	(0.01)(f)	(0.01)	(0.02)	(0.00)	(0.00)	(0.00)

12/31/11	6.77	(0.02)(f)	(0.47)	(0.49)	(0.00)	(0.38)	(0.38)

12/31/10	5.20	(0.01)	1.58	1.57	(0.00)	(0.00)	(0.00)

12/31/09	3.55	(0.01)	1.66	1.65	(0.00)	(0.00)	(0.00)

12/31/08	6.94	(0.04)	(3.09)	(3.13)	(0.00)	(0.26)	(0.26)

12/31/07	7.45	(0.04)	0.89	0.85	(0.00)	(1.36)	(1.36)

Institutional Class
06/30/12 (Unaudited)	5.93	(0.01)(f)	0.00	(0.01)	(0.00)	(0.00)	(0.00)

12/31/11	6.80	(0.01)(f)	(0.48)	(0.49)	(0.00)	(0.38)	(0.38)

12/31/10	5.22	0.00 (a)	1.58	1.58	(0.00)	(0.00)	(0.00)

12/31/09	3.56	(0.00) (a)	1.66	1.66	(0.00)	(0.00)	(0.00)

12/31/08	6.95	(0.04)	(3.09)	(3.13)	(0.00)	(0.26)	(0.26)

12/31/07 (e)	8.55	(0.01)	(0.23)	(0.24)	(0.00)	(1.36)	(1.36)

(a) Less than $0.005 and $(0.005) per share.
(b) Total return is not annualized for periods less than one full year.
(c) Annualized.

				Ratios/Supplemental Data
								Ratio of Net
								Investment
						Ratio of Expenses	Ratio of Net	Income/(Loss)
	Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
	Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
	Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

	0.00 (a)	$13.83	11.00% (b)	$61,350	1.13% (c)	1.13% (c)	(0.22%) (c)	(0.22%) (c)	83% (b)

	0.00 (a)	12.46	(0.64%)	59,311	1.11%	1.11%	(0.22%)	(0.22%)	130%

	0.00 (a)	12.54	15.26%	108,694	1.08%	1.08%	(0.07%)	(0.07%)	99%

	0.00 (a)	10.88	39.54%	120,456	1.06%	1.06%	(0.05%)	(0.05%)	83%

	0.00 (a)	7.80	(45.33%)	133,174	1.03%	1.03%	0.02%	0.02%	183%

	0.00 (a)	15.45	22.48%	299,659	1.05%	1.05%	(0.05%)	(0.05%)	127%

	0.00 (a)	13.88	11.04% (b)	3,444	0.95% (c)	1.30% (c)	(0.08%) (c)	(0.43%) (c)	83% (b)

	0.00 (a)	12.50	(0.48%)	8,637	0.95%	1.70%	0.02%	(0.73%)	130%

	0.00 (a)	12.56	15.44%	3,271	0.94%	2.13%	0.08%	(1.11%)	99%

	0.00 (a)	10.88	39.64%	2,619	0.94%	2.55%	0.05%	(1.56%)	83%

	0.00 (a)	7.81	(45.26%)	1,797	0.92%	1.90%	0.13%	(0.85%)	183%

	0.00 (a)	15.45	2.14% (b)	3,294	0.98% (c)	4.64% (c)	(0.01%) (c)	(3.68%) (c)	127% (d)

	0.00 (a)	5.88	(0.34%) (b)	85,082	1.06% (c)	1.06% (c)	(0.31%) (c)	(0.31%) (c)	53% (b)

	0.00 (a)	5.90	(7.20%)	96,762	1.06%	1.06%	(0.25%)	(0.25%)	113%

	0.00 (a)	6.77	30.19%	104,119	1.05%	1.05%	(0.19%)	(0.19%)	98%

	0.00 (a)	5.20	46.48%	85,559	1.08%	1.08%	(0.20%)	(0.20%)	121%

	0.00 (a)	3.55	(44.92%)	64,515	1.03%	1.03%	(0.48%)	(0.48%)	142%

	0.00 (a)	6.94	11.37%	173,481	1.03%	1.03%	(0.56%)	(0.56%)	116%

	0.00 (a)	5.92	(0.17%) (b)	35,166	0.91% (c)	0.95% (c)	(0.16%) (c)	(0.20%) (c)	53% (b)

	0.00 (a)	5.93	(7.17%)	38,396	0.92%	0.97%	(0.11%)	(0.16%)	113%

	0.00 (a)	6.80	30.27%	42,072	0.93%	0.98%	(0.07%)	(0.12%)	98%

	0.00 (a)	5.22	46.63%	34,148	0.95%	1.03%	(0.08%)	(0.15%)	121%

	0.00 (a)	3.56	(44.86%)	23,863	0.93%	0.97%	(0.36%)	(0.40%)	142%

	0.00 (a)	6.95	(2.84%) (b)	12,477	0.98% (c)	2.08% (c)	(0.47%) (c)	(1.58%) (c)	116% (d)

(d)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(e)	Period from September 28, 2007 (inception date) through December 31, 2007.
(f)	Calculated using the average shares method.
See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations				Distributions

	Net		Net Realized And	Total Income/
	Asset Value	Net	Unrealized Gain/	(Loss) from		Dividends From Net
	Beginning of the	Investment	(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Investment Income	Investments	Distributions
WESTCORE SELECT FUND
Retail Class
06/30/12 (Unaudited)	$18.71	$(0.06)(f)	$(1.37)	$(1.43)	$(0.00)	$(0.00)	$(0.00)

12/31/11	21.07	(0.08)(f)	(2.17)	(2.25)	(0.00)	(0.12)	(0.12)

12/31/10	16.14	(0.01)	4.93	4.92	(0.00)	(0.00)	(0.00)

12/31/09	11.44	(0.03)	4.73	4.70	(0.00)	(0.00)	(0.00)

12/31/08	17.43	(0.09)	(5.91)	(6.00)	(0.00)	(0.00) (a)	(0.00) (a)

12/31/07	16.66	(0.05)	2.59	2.54	(0.00)	(1.78)	(1.78)

WESTCORE BLUE CHIP FUND
Retail Class
06/30/12 (Unaudited)	11.49	0.06(f)	0.71	0.77	(0.00)	(0.00)	(0.00)

12/31/11	11.12	0.13(f)	0.43	0.56	(0.16)	(0.05)	(0.21)

12/31/10	10.76	0.07	0.36	0.43	(0.07)	(0.00)	(0.07)

12/31/09	8.32	0.06	2.43	2.49	(0.05)	(0.00)	(0.05)

12/31/08	13.18	0.07	(4.85)	(4.78)	(0.07)	(0.01)	(0.08)

12/31/07	13.73	0.08	0.35	0.43	(0.09)	(0.89)	(0.98)

Institutional Class
06/30/12 (Unaudited)	11.46	0.07(f)	0.70	0.77	(0.00)	(0.00)	(0.00)

12/31/11	11.10	0.13(f)	0.46	0.59	(0.19)	(0.05)	(0.24)

12/31/10	10.76	0.09	0.35	0.44	(0.10)	(0.00)	(0.10)

12/31/09	8.32	0.07	2.43	2.50	(0.06)	(0.00)	(0.06)

12/31/08	13.18	0.13	(4.89)	(4.76)	(0.09)	(0.01)	(0.10)

12/31/07 (e)	14.88	0.02	(0.73)	(0.71)	(0.10)	(0.89)	(0.99)

WESTCORE MID–CAP VALUE FUND
Retail Class
06/30/12 (Unaudited)	18.10	0.08(f)	0.56	0.64	(0.00)	(0.00)	(0.00)

12/31/11	18.26	0.15(f)	(0.15)	0.00	(0.16)	(0.00)	(0.16)

12/31/10	15.27	0.08	3.00	3.08	(0.09)	(0.00)	(0.09)

12/31/09	11.65	0.11	3.61	3.72	(0.10)	(0.00)	(0.10)

12/31/08	20.57	0.16	(8.89)	(8.73)	(0.17)	(0.02)	(0.19)

12/31/07	20.48	0.03	0.31	0.34	(0.02)	(0.23)	(0.25)

(a) Less than $0.005 and $(0.005) per share.
(b) Total return is not annualized for periods less than one full year.
(c) Annualized.

				Ratios/Supplemental Data
								Ratio of Net
								Investment
						Ratio of Expenses	Ratio of Net	Income/(Loss)
	Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
	Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
	Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

	0.00 (a)	17.28	(7.64%) (b)	490,049	1.06% (c)	1.06% (c)	(0.61%) (c)	(0.61%) (c)	91% (b)

	0.01	18.71	(10.61%)	681,200	1.05%	1.05%	(0.39%)	(0.39%)	155%

	0.01	21.07	30.55%	392,174	1.07%	1.07%	(0.11%)	(0.11%)	143%

	0.00 (a)	16.14	41.08%	67,199	1.15%	1.16%	(0.30%)	(0.31%)	217%

	0.01	11.44	(34.35%)	28,233	1.15%	1.21%	(0.66%)	(0.72%)	237%

	0.01	17.43	15.25%	37,579	1.15%	1.27%	(0.40%)	(0.53%)	168%

	0.00 (a)	12.26	6.70% (b)	60,000	1.15% (c)	1.19% (c)	1.00% (c)	0.96% (c)	6% (b)

	0.02	11.49	5.19%	61,295	1.15%	1.30%	1.12%	0.97%	37%

	0.00 (a)	11.12	3.99%	14,610	1.15%	1.28%	0.65%	0.52%	39%

	0.00 (a)	10.76	29.87%	16,632	1.15%	1.26%	0.53%	0.41%	21%

	0.00 (a)	8.32	(36.24%)	16,490	1.13%	1.13%	0.45%	0.45%	27%

	0.00 (a)	13.18	3.13%	53,321	1.05%	1.05%	0.49%	0.49%	42%

	0.00 (a)	12.23	6.72% (b)	7,256	0.97% (c)	1.16% (c)	1.17% (c)	0.98% (c)	6% (b)

	0.01	11.46	5.34%	7,809	1.00%	1.17%	1.11%	0.94%	37%

	0.00 (a)	11.10	4.05%	20,667	1.05%	1.11%	0.76%	0.70%	39%

	0.00 (a)	10.76	30.10%	21,585	0.95%	1.14%	0.72%	0.53%	21%

	0.00	8.32	(36.09%)	18,101	0.98%	1.03%	0.68%	0.63%	27%

	0.00	13.18	(4.78%) (b)	6,515	0.98% (c)	1.85% (c)	0.61% (c)	(0.25%) (c)	42% (d)

	0.00 (a)	18.74	3.54% (b)	39,472	1.25% (c)	1.27% (c)	0.90% (c)	0.87% (c)	10% (b)

	0.00 (a)	18.10	(0.02%)	43,190	1.25%	1.29%	0.82%	0.78%	32%

	0.00 (a)	18.26	20.18%	46,413	1.25%	1.27%	0.43%	0.41%	33%

	0.00 (a)	15.27	31.95%	48,572	1.25%	1.26%	0.77%	0.77%	27%

	0.00 (a)	11.65	(42.38%)	40,714	1.19%	1.19%	0.74%	0.74%	35%

	0.00 (a)	20.57	1.66%	100,863	1.17%	1.17%	0.12%	0.12%	40%

(d)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(e)	Period from September 28, 2007 (inception date) through December 31, 2007.
(f)	Calculated using the average share method.
See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Income from Investment Operations				Distributions
		Net		Net Realized And	Total Income/
		Asset Value	Net	Unrealized Gain/	(Loss) from		Dividends From Net
		Beginning of the	Investment	(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
	Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Investment Income	Investments	Distributions
	WESTCORE SMALL-CAP OPPORTUNITY FUND
	Retail Class
	06/30/12 (Unaudited)	$32.31	$(0.06)(f)	$1.55	$1.49	$(0.00)	$(0.00)	$(0.00)

	12/31/11	34.13	(0.11)(f)	(1.24)	(1.35)	(0.00)	(0.47)	(0.47)

	12/31/10	28.28	(0.08)	5.94	5.86	(0.02)	(0.00)	(0.02)

	12/31/09	22.01	0.06	6.20	6.26	(0.00)	(0.00)	(0.00)

	12/31/08	34.34	(0.03)	(12.41)	(12.44)	(0.00)	(0.00) (a)	(0.00) (a)

	12/31/07	36.22	(0.15)	(1.05)	(1.20)	(0.00)	(0.68)	(0.68)

	Institutional Class
	06/30/12 (Unaudited)	32.47	(0.04)(f)	1.56	1.52	(0.00)	(0.00)	(0.00)

	12/31/11	34.26	(0.07) (f)	(1.25)	(1.32)	(0.00)	(0.47)	(0.47)

	12/31/10	28.41	0.39	5.52	5.91	(0.07)	(0.00)	(0.07)

	12/31/09	22.07	0.05	6.28	6.33	(0.00)	(0.00)	(0.00)

	12/31/08	34.36	0.03	(12.41)	(12.38)	(0.00)	(0.00) (a)	(0.00)

	12/31/07 (e)	38.40	(0.00) (a)	(3.36)	(3.36)	(0.00)	(0.68)	(0.68)

	WESTCORE SMALL–CAP VALUE FUND
	Retail Class
	06/30/12 (Unaudited)	11.82	0.05(f)	0.64	0.69	(0.00)	(0.00)	(0.00)

	12/31/11	11.97	0.09 (f)	(0.13)	(0.04)	(0.11)	(0.00)	(0.11)

	12/31/10	9.51	0.11	2.46	2.57	(0.11)	(0.00)	(0.11)

	12/31/09	7.87	0.11	1.62	1.73	(0.10)	(0.00)	(0.10)

	12/31/08	12.06	0.13	(4.20)	(4.07)	(0.13)	(0.00)	(0.13)

	12/31/07	12.69	0.12	(0.54)	(0.42)	(0.12)	(0.09)	(0.21)

	Institutional Class
	06/30/12 (Unaudited)	11.80	0.06(f)	0.63	0.69	(0.00)	(0.00)	(0.00)

	12/31/11	11.97	0.11 (f)	(0.15)	(0.04)	(0.13)	(0.00)	(0.13)

	12/31/10	9.51	0.11	2.47	2.58	(0.12)	(0.00)	(0.12)

	12/31/09	7.87	0.13	1.62	1.75	(0.11)	(0.00)	(0.11)

	12/31/08	12.06	0.14	(4.19)	(4.05)	(0.14)	(0.00)	(0.14)

	12/31/07 (e)	13.42	0.05	(1.20)	(1.15)	(0.12)	(0.09)	(0.21)

(a)	Less than $0.005 and $(0.005) per share.
(b)	Total return is not annualized for periods less than one full year.
(c)	Annualized.

				Ratios/Supplemental Data
								Ratio of Net
								Investment
						Ratio of Expenses	Ratio of Net	Income/(Loss)
	Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
	Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
	Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

	0.00 (a)	$33.80	4.61% (b)	$44,270	1.30% (c)	1.49% (c)	(0.35%) (c)	(0.54%) (c)	16% (b)

	0.00 (a)	32.31	(3.95%)	43,570	1.30%	1.52%	(0.32%)	(0.54%)	51%

	0.01	34.13	20.77%	48,857	1.30%	1.52%	(0.21%)	(0.43%)	49%

	0.01	28.28	28.49%	32,380	1.30%	1.64%	0.15%	(0.19%)	24%

	0.11	22.01	(35.90%)	16,027	1.30%	1.70%	(0.08%)	(0.48%)	57%

	0.00 (a)	34.34	(3.33%)	28,482	1.30%	1.58%	(0.42%)	(0.70%)	71%

	0.00 (a)	33.99	4.68% (b)	2,782	1.18% (c)	2.10% (c)	(0.25%) (c)	(1.17%) (c)	16% (b)

	0.00 (a)	32.47	(3.85%)	3,317	1.19%	2.37%	(0.21%)	(1.39%)	51%

	0.01	34.26	20.84%	3,648	1.22%	2.39%	(0.14%)	(1.31%)	49%

	0.01	28.41	28.73%	3,172	1.15%	2.76%	0.25%	(1.36%)	24%

	0.09	22.07	(35.76%)	2,326	1.08%	2.38%	0.18%	(1.13%)	57%

	0.00 (a)	34.36	(8.76%) (b)	3,189	1.22% (c)	6.09% (c)	(0.09%) (c)	(4.95%) (c)	71% (d)

	0.00 (a)	12.51	5.84% (b)	207,945	1.30% (c)	1.40% (c)	0.88% (c)	0.77% (c)	18% (b)

	0.00 (a)	11.82	(0.31%)	196,764	1.30%	1.42%	0.77%	0.66%	40%

	0.00 (a)	11.97	27.03%	242,817	1.30%	1.39%	1.03%	0.93%	39%

	0.01	9.51	22.08%	192,180	1.30%	1.37%	1.38%	1.31%	33%

	0.01	7.87	(33.57%)	148,135	1.30%	1.38%	1.51%	1.44%	45%

	0.00 (a)	12.06	(3.38%)	161,792	1.30%	1.38%	1.25%	1.16%	35%

	0.00 (a)	12.49	5.85% (b)	104,889	1.15% (c)	1.26% (c)	1.04% (c)	0.93% (c)	18% (b)

	0.00 (a)	11.80	(0.31%)	92,446	1.16%	1.29%	0.92%	0.79%	40%

	0.00 (a)	11.97	27.15%	114,286	1.18%	1.29%	1.17%	1.07%	39%

	0.00 (a)	9.51	22.16%	52,278	1.20%	1.33%	1.53%	1.39%	33%

	0.00 (a)	7.87	(33.51%)	20,684	1.21%	1.51%	1.80%	1.49%	45%

	0.00 (a)	12.06	(8.58%) (b)	6,051	1.20% (c)	4.50% (c)	1.76% (c)	(1.55%) (c)	35% (d)

(d)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(e)	Period from September 28, 2007 (inception date) through December 31, 2007.
(f)	Calculated using the average shares method.

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Income from Investment Operations				Distributions

		Net		Net Realized And	Total Income/		Dividends From
		Asset Value	Net	Unrealized Gain/	(Loss) from	Dividends from	Net Realized	Tax
		Beginning of the	Investment	(Loss) on	Investment	Net Investment	Gain on	Return of	Total
	Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Income	Investments	Capital	Distributions

	WESTCORE MICRO–CAP OPPORTUNITY FUND
	Retail Class
	06/30/12 (Unaudited)	$11.15	$0.01(f)	$0.87	$0.88	$(0.00)	$(0.00)	$(0.00)	$(0.00)

	12/31/11	11.56	(0.02)(f)	(0.40)	(0.42)	(0.00)	(0.00)	(0.00)	(0.00)

	12/31/10	8.66	(0.03)	2.93	2.90	(0.00)	(0.00)	(0.00)	(0.00)

	12/31/09	7.53	0.02	1.14	1.16	(0.03)	(0.00)	(0.00)	(0.03)

	12/31/08	10.00	0.04	(2.49)	(2.45)	(0.03)	(0.00)	(0.00)	(0.03)

	WESTCORE INTERNATIONAL SMALL-CAP FUND
	Retail Class
	06/30/12 (Unaudited)	14.55	0.26(f)	1.59	1.85	(0.00)	(0.00)	(0.00)	(0.00)

	12/31/11	15.70	0.29(f)	(1.21)	(0.92)	(0.24)	(0.00)	(0.00)	(0.24)

	12/31/10	11.67	0.11	4.00	4.11	(0.08)	(0.00)	(0.00)	(0.08)

	12/31/09	7.19	0.15	4.46	4.61	(0.13)	(0.00)	(0.00)	(0.13)

	12/31/08	14.41	0.18	(7.23)	(7.05)	(0.17)	(0.00)	(0.00)	(0.17)

	12/31/07	14.39	0.06	0.36	0.42	(0.09)	(0.31)	(0.00)	(0.40)

	WESTCORE FLEXIBLE INCOME FUND
	Retail Class
	06/30/12 (Unaudited)	8.57	0.25(f)	0.17	0.42	(0.26)	(0.00)	(0.00)	(0.26)

	12/31/11	8.42	0.53(f)	0.12	0.65	(0.51)	(0.00)	(0.00)	(0.51)

	12/31/10	7.98	0.56	0.43	0.99	(0.55)	(0.00)	(0.00) (a)	(0.55)

	12/31/09	6.12	0.51	1.86	2.37	(0.51)	(0.00)	(0.00)	(0.51)

	12/31/08	9.44	0.56	(3.26)	(2.70)	(0.62)	(0.00)	(0.01)	(0.61)

	12/31/07	10.41	0.66	(0.99)	(0.33)	(0.60)	(0.03)	(0.01)	(0.64)

	Institutional Class
	06/30/12 (Unaudited)	8.43	0.25(f)	0.18	0.43	(0.26)	(0.00)	(0.00)	(0.26)

	12/31/11	8.34	0.53(f)	0.12	0.65	(0.57)	(0.00)	(0.00)	(0.57)

	12/31/10	7.96	0.57	0.42	0.99	(0.61)	(0.00)	(0.00) (a)	(0.61)

	12/31/09	6.11	0.52	1.85	2.37	(0.52)	(0.00)	(0.00)	(0.52)

	12/31/08	9.43	0.58	(3.27)	(2.69)	(0.63)	(0.00)	(0.01)	(0.62)

	12/31/07 (e)	9.97	0.15	(0.54)	(0.39)	(0.11)	(0.03)	(0.01)	(0.15)

(a)	Less than $0.005 and $(0.005) per share.
(b)	Total return is not annualized for periods less than one full year.
(c)	Annualized.

				Ratios/Supplemental Data
								Ratio of Net
								Investment
						Ratio of Expenses	Ratio of Net	Income/(Loss)
Paid-in				Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
Capital from		Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
Redemption Fees		End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

	$0.00 (a)	$12.03	7.89% (b)	$2,942	1.30% (c)	4.77% (c)	0.15% (c)	(3.32%) (c)	78% (b)

	0.01	11.15	(3.55%)	1,734	1.30%	8.07%	(0.14%)	(6.91%)	88%

	0.00 (a)	11.56	33.49%	1,594	1.30%	6.96%	(0.25%)	(5.91%)	107%

	0.00 (a)	8.66	15.40%	1,924	1.30%	7.96%	0.27%	(6.39%)	130%

	0.01	7.53	(24.33%) (b)	1,104	1.30%	18.13%	1.06%	(15.77%)	60%

	0.00 (a)	16.40	12.71% (b)	206,072	1.50% (c)	1.64% (c)	3.18% (c)	3.04% (c)	8% (b)

	0.01	14.55	(5.75%)	133,236	1.50%	1.70%	1.82%	1.62%	27%

	0.00 (a)	15.70	35.25%	60,925	1.50%	1.84%	1.10%	0.77%	44%

	0.00 (a)	11.67	64.17%	32,356	1.50%	2.01%	1.68%	1.17%	65%

	0.00 (a)	7.19	(48.86%)	18,282	1.50%	1.98%	1.47%	0.99%	70%

	0.00 (a)	14.41	2.94%	40,680	1.50%	1.87%	0.40%	0.03%	78%

	0.00 (a)	8.73	4.95% (b)	90,281	0.85% (c)	0.88% (c)	5.77% (c)	5.73% (c)	23% (b)

	0.01	8.57	8.13%	87,962	0.85%	0.93%	6.24%	6.16%	45%

	0.00 (a)	8.42	12.71%	65,829	0.85%	0.93%	6.75%	6.67%	38%

	0.00 (a)	7.98	40.09%	72,783	0.85%	0.91%	7.21%	7.15%	30%

	0.00 (a)	6.12	(29.97%)	65,043	0.85%	0.92%	6.91%	6.83%	21%

	0.00 (a)	9.44	(3.45%)	207,038	0.85%	0.92%	6.30%	6.23%	21%

	0.00 (a)	8.60	5.09% (b)	2,902	0.71% (c)	1.92% (c)	5.93% (c)	4.72% (c)	23% (b)

	0.01	8.43	8.14%	2,095	0.74%	3.04%	6.35%	4.05%	45%

	0.00 (a)	8.34	12.79%	1,481	0.75%	3.24%	6.82%	4.32%	38%

	0.00 (a)	7.96	40.30%	1,234	0.72%	3.98%	7.26%	4.00%	30%

	0.00 (a)	6.11	(29.89%)	748	0.74%	3.21%	7.12%	4.65%	21%

	0.00 (b)	9.43	(3.89%) (b)	1,430	0.70% (c)	7.26% (c)	7.34% (c)	0.78% (c)	21% (d)

(d)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(e)	Period from September 28, 2007 (inception date) through December 31, 2007.
(f)	Calculated using the average shares method.

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Income from Investment Operations				Distributions

		Net		Net Realized And	Total Income/		Dividends From
		Asset Value	Net	Unrealized Gain/	(Loss) from	Dividends from	Net Realized	Tax
		Beginning of the	Investment	(Loss) on	Investment	Net Investment	Gain on	Return of	Total
	Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Income	Investments	Capital	Distributions
WESTCORE PLUS BOND FUND
Retail Class
	06/30/12 (Unaudited)	$11.04	$0.21(f)	$0.14	$0.35	$(0.21)	$(0.00)	$(0.00)	$(0.21)

	12/31/11	10.72	0.43(f)	0.37	0.80	(0.44)	(0.04)	(0.00)	(0.48)

	12/31/10	10.42	0.45	0.29	0.74	(0.44)	(0.00)	(0.00)	(0.44)

	12/31/09	9.85	0.44	0.57	1.01	(0.44)	(0.00)	(0.00)	(0.44)

	12/31/08	10.55	0.51	(0.70)	(0.19)	(0.51)	(0.00)	(0.00)	(0.51)

	12/31/07	10.54	0.55	0.01	0.56	(0.55)	(0.00)	(0.00)	(0.55)

	Institutional Class
	06/30/12 (Unaudited)	10.92	0.21(f)	0.14	0.35	(0.21)	(0.00)	(0.00)	(0.21)

	12/31/11	10.68	0.45(f)	0.37	0.82	(0.54)	(0.04)	(0.00)	(0.58)

	12/31/10	10.42	0.47	0.28	0.75	(0.49)	(0.00)	(0.00)	(0.49)

	12/31/09	9.85	0.45	0.57	1.02	(0.45)	(0.00)	(0.00)	(0.45)

	12/31/08	10.55	0.52	(0.70)	(0.18)	(0.52)	(0.00)	(0.00)	(0.52)

	12/31/07 (e)	10.45	0.13	0.11	0.24	(0.14)	(0.00)	(0.00)	(0.14)

	WESTCORE COLORADO TAX–EXEMPT FUND
	06/30/12 (Unaudited)	11.54	0.19(f)	0.13	0.32	(0.18)	(0.00)	(0.00)	(0.18)

	12/31/11	10.99	0.40(f)	0.56	0.96	(0.41)	(0.00)	(0.00)	(0.41)

	12/31/10	11.19	0.40	(0.20)	0.20	(0.40)	(0.00)	(0.00)	(0.40)

	12/31/09	10.48	0.40	0.71	1.11	(0.40)	(0.00)	(0.00)	(0.40)

	12/31/08	11.04	0.42	(0.56)	(0.14)	(0.42)	(0.00)	(0.00)	(0.42)

	12/31/07	11.16	0.43	(0.12)	0.31	(0.43)	(0.00)	(0.00)	(0.43)

(a)	Less than $0.005 and $(0.005) per share.
(b)	Total return is not annualized for periods less than one full year.
(c)	Annualized.

				Ratios/Supplemental Data
								Ratio of Net
								Investment
						Ratio of Expenses	Ratio of Net	Income/(Loss)
Paid–in				Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
Capital from		Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
Redemption Fees		End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

	$0.00 (a)	$11.18	3.18% (b)	$1,495,245	0.55% (c)	0.78% (c)	3.77% (c)	3.54% (c)	17% (b)

	0.00 (a)	11.04	7.55%	1,399,473	0.55%	0.83%	3.98%	3.70%	42%

	0.00 (a)	10.72	7.22%	1,389,702	0.55%	0.83%	4.20%	3.92%	45%

	0.00 (a))	10.42	10.42%	1,326,659	0.55%	0.81%	4.32%	4.05%	36%

	0.00 (a)	9.85	(1.86%)	1,069,006	0.55%	0.81%	4.98%	4.72%	54%

	0.00 (a)	10.55	5.42%	1,102,647	0.55%	0.82%	5.21%	4.94%	48%

	0.00 (a)	11.06	3.27% (b)	221,207	0.40% (c)	0.63% (c)	3.92% (c)	3.69% (c)	17% (b)

	0.00 (a)	10.92	7.81%	196,349	0.41%	0.69%	4.13%	3.86%	42%

	0.00 (a)	10.68	7.25%	218,060	0.43%	0.70%	4.31%	4.04%	45%

	0.00 (a)	10.42	10.56%	131,815	0.44%	0.73%	4.40%	4.11%	36%

	0.00 (a)	9.85	(1.77%)	65,263	0.46%	0.73%	5.09%	4.82%	54%

	0.00 (a)	10.55	2.27% (b)	35,516	0.44% (c)	1.30% (c)	5.13% (c)	4.28% (c)	48% (d)

	0.00 (a)	11.68	2.82% (b)	132,941	0.65% (c)	0.86% (c)	3.20% (c)	3.00% (c)	3% (b)

	0.00 (a)	11.54	8.88%	113,221	0.65%	0.91%	3.60%	3.34%	17%

	0.00 (a)	10.99	1.77%	118,478	0.65%	0.91%	3.56%	3.30%	6%

	0.00 (a)	11.19	10.71%	105,891	0.65%	0.90%	3.67%	3.42%	8%

	0.00 (a)	10.48	(1.34%)	67,206	0.65%	0.91%	3.85%	3.59%	16%

	0.00 (a)	11.04	2.84%	57,204	0.65%	0.95%	3.84%	3.54%	14%

(d)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(e)	Period from September 28, 2007 (inception date) through December 31, 2007.
(f)	Calculated using the average shares method.

See Notes to Financial Statements

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds offer Retail Class shares. The Westcore Growth, Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Flexible Income and Westcore Plus Bond Funds offer Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange. Exchange rates as of the close of regular trading on the NYSE are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Foreign Securities – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of June 30, 2012, all Funds were primarily invested in U.S. based issuers, as determined by the location of their headquarters, except Westcore International Small-Cap Fund. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Concentration of Risk – As of June 30, 2012, the Westcore International Small-Cap Fund invested a significant percentage of its assets in the United Kingdom, Japan, and Australia. Therefore, it may be more affected by economic developments and currency fluctuations in these countries.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Management of the Funds has analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities and has concluded that no provision for income tax is required for uncertain tax positions. The Funds file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2008 through December 31, 2011 for the federal jurisdiction and for the years ended December 31, 2007 through December 31, 2011, for Colorado, the Funds’ returns are still open to examination by the appropriate taxing authority. In addition, for the years ended May 31, 2007 through December 31, 2011, the Westcore Flexible Income Fund’s Mississippi returns are still open to examination by the appropriate taxing authority as well.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

At December 31, 2011, each Fund had available for federal income tax purposes unused pre-enactment capital loss carryforwards as follows:

	Expiring
	2013	2014	2015	2016	2017	2018	Total
Westcore Growth Fund	$–	$–	$–	$–	$9,989,640	$–	$9,989,640
Westcore MIDCO Growth Fund	–	–	–	–	–	–	–
Westcore Select Fund	–	–	–	–	–	–	–
Westcore Blue Chip Fund	–	–	–	–	–	–	–
Westcore Mid-Cap Value Fund	–	–	–	3,787,970	7,328,000	–	11,115,970
Westcore Small-Cap
Opportunity Fund	–	–	–	–	–	–	–
Westcore Small-Cap Value Fund	–	–	–	–	12,627,608	–	12,627,608
Westcore Micro-Cap
Opportunity Fund	–	–	–	–	9,862	–	9,862
Westcore International
Small-Cap Fund	–	–	–	–	7,275,307	–	7,275,307
Westcore Flexible Income Fund	18,958	340,539	775,600	20,255,986	9,408,999	1,064,911	31,864,993
Westcore Plus Bond Fund	–	–	–	–	–	–	–
Westcore Colorado
Tax-Exempt Fund	–	–	–	18,307	22,684	–	40,991

At December 31, 2011, the following Funds had available for tax purposes unused post-enactment capital loss carryforwards as follows:

	Short-Term	Long-Term
Westcore Select Fund	$71,093,822	$–
Westcore Flexible Income Fund	–	6,235,922
Westcore Colorado Tax-Exempt Fund	550,467	207,613

During the period ended December 31, 2011, each Fund had utilized capital loss carryforwards as follows:

Westcore	Westcore	Westcore	Westcore
Growth Fund	MIDCO Growth Fund	Blue Chip Fund	Mid-Cap Value Fund
$19,222,355	$11,704,824	$6,874,885	$2,078,067

Westcore Small-Cap	Westcore Small-Cap	Westcore Micro-Cap	Westcore International
Opportunity Fund	Value Fund	Opportunity Fund	Small-Cap Fund
$2,606,792	$32,794,634	$76,076	$979,774

The Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Fund elect to defer to their fiscal year ending December 31, 2012, approximately $601,198, $153,276, $5,335,046, $380,126, $13,491, $1,209,014, $547,833, and $254,600 of capital losses recognized during the period from November 1, 2011 to December 31, 2011, respectively. Additionally, Westcore International Small-Cap Fund elected to defer to its fiscal year ending December 31, 2012, approximately $732,292 of specified losses recognized during the period from November 1, 2011 to December 31, 2011.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Net assets were unaffected by the reclassifications. For the year ended December 31, 2011, each Fund recorded the following reclassifications to the accounts listed below:

		(Over)/Undistributed Net	Accumulated Net Realized
	Paid-in Capital	Investment Income	Gain/(Loss)
Westcore Growth Fund	$(177,357)	$177,357	$0
Westcore MIDCO Growth Fund	(250,623)	314,546	(63,923)
Westcore Select Fund	(2,729,100)	2,729,103	(3)
Westcore Blue Chip Fund	4,667,006	86,009	(4,753,015)
Westcore Mid-Cap Value Fund	46	(46)	0
Westcore Small-Cap Opportunity Fund	(157,686)	157,686	0
Westcore Small-Cap Value Fund	(135,403)	135,403	0
Westcore Micro-Cap Opportunity Fund	1	1,625	(1,626)
Westcore International Small-Cap Fund	0	(29,831)	29,831
Westcore Flexible Income Fund	7,736	(46,733)	38,997
Westcore Plus Bond Fund	0	1,605,406	(1,605,406)
Westcore Colorado Tax-Exempt Fund	0	0	0

The reclassifications were primarily as a result of the differing book/tax treatment of net operating losses and certain investments.

The tax character of the distributions paid were as follows:

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Westcore Growth Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	0	0

Total	$0	$0

Westcore MIDCO Growth Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	8,207,425	0

Total	$8,207,425	$0

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Westcore Select Fund
Ordinary Income	$3,924,950	$0
Long-Term Capital Gain	578,650	0

Total	$4,503,600	$0

Westcore Blue Chip Fund
Ordinary Income	$913,101	$270,003
Long-Term Capital Gain	272,636	0

Total	$1,185,737	$270,003

Westcore Mid-Cap Value Fund
Ordinary Income	$368,999	$234,999
Long-Term Capital Gain	0	0

Total	$368,999	$234,999

Westcore Small-Cap Opportunity Fund
Ordinary Income	$0	$42,702
Long-Term Capital Gain	678,237	0

Total	$678,237	$42,702

Westcore Small-Cap Value Fund
Ordinary Income	$2,890,000	$3,394,997
Long-Term Capital Gain	0	0

Total	$2,890,000	$3,394,997

Westcore Micro-Cap Opportunity Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	0	0

Total	$0	$0

Westcore International Small-Cap Fund
Ordinary Income	$2,200,004	$315,002
Long-Term Capital Gain	0	0

Total	$2,200,004	$315,002

Westcore Flexible Income Fund
Ordinary Income	$4,149,150	$4,719,796
Long-Term Capital Gain	0	0
Return of Capital	0	7,737

Total	$4,149,150	$4,727,533

Westcore Plus Bond Fund
Ordinary Income	$63,981,542	$66,455,229
Long-Term Capital Gain	5,039,901	0

Total	$69,021,443	$66,455,229

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Westcore Colorado Tax-Exempt Fund
Ordinary Income	$14,864	$6,884
Tax-Exempt Income	3,704,210	4,197,387

Total	$3,719,074	$4,204,271

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Westcore	Westcore MIDCO	Westcore	Westcore Blue
	Growth Fund	Growth Fund	Select Fund	Chip Fund
Undistributed net investment income	$0	$0	$0	$51,989
Accumulated net realized gain/(loss)
on investments	(10,590,838)	218,921	(76,428,868)	424,872
Net unrealized appreciation/(depreciation)
on investments	14,565,863	6,900,178	(4,862,048)	9,872,905
Effect of other timing differences	(33,868)	(293,186)	(19,448)	(34,612)

Total	$3,941,157	$6,825,913	$(81,310,364)	$10,315,154

		Westcore	Westcore	Westcore
	Westcore Mid-Cap	Small-Cap	Small-Cap	Micro-Cap
	Value Fund	Opportunity Fund	Value Fund	Opportunity Fund
Undistributed net investment income	$4,228	$0	$0	$4,121
Accumulated net realized gain/(loss)
on investments	(11,115,970)	436,646	(13,007,734)	(23,353)
Net unrealized appreciation on investments	5,223,913	6,057,032	34,064,500	195,027
Effect of other timing differences	(9,055)	(26,990)	(20,059)	(92)

Total	$(5,896,884)	$6,466,688	$21,036,707	$175,703

				Westcore
	Westcore International	Westcore Flexible	Westcore	Colorado Tax-Exempt
	Small-Cap Fund	Income Fund	Plus Bond Fund	Fund
Undistributed net investment income	$91,343	$51,320	$38,629	$3,910
Accumulated net realized (loss) on investments	(7,275,307)	(39,309,929)	(547,833)	(1,053,671)
Net unrealized appreciation/(depreciation)
on investments	(121,467)	(4,991,378)	74,835,282	5,741,167
Effect of other timing differences	(421,334)	(311,356)	(356,889)	(23,950)

Total	$(7,726,765)	$(44,561,343)	$73,969,189	$4,667,456

The effect of other timing differences is primarily related to deferred Trustees’ compensation.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT , the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity and Westcore International Small-Cap Funds and monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

Redemption Fee – Westcore Micro-Cap Opportunity, Westcore International Small-Cap and Westcore Flexible Income impose a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. The Redemption Fees, which are reflected in the Statement of Changes in Net Assets, are intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading. Prior to May 1, 2012, all of the Funds imposed such Redemption Fees.

Expenses – Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Expenses related to specific classes and the associated Fund level expenses, for the six months ended June 30, 2012, were as follows:

Westcore Growth Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$3,306	$51,907
Shareholder servicing reimbursement	43,799	0	0
Transfer agent fees	3,878	47	9,083
Fund accounting fees and expenses	0	2,480	12,771
Registration fees	7,026	6,539	0
Other	812	359	2,718

Westcore MIDCO Growth Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$0	$103,072
Shareholder servicing reimbursement	49,037	0	0
Transfer agent fees	12,786	118	11,053
Fund accounting fees and expenses	0	0	16,753
Registration fees	8,576	6,625	0
Other	1,914	788	3,107

Westcore Blue Chip Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$3,306	$52,734
Shareholder servicing reimbursement	17,098	0	0
Transfer agent fees	39,399	52	16,826
Fund accounting fees and expenses	0	2,480	11,997
Registration fees	8,544	998	0
Other	2,061	673	4,951

Westcore Small-Cap Opportunity Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$3,306	$36,711
Shareholder servicing reimbursement	26,291	0	0
Transfer agent fees	3,500	32	8,754
Fund accounting fees and expenses	0	2,480	13,192
Registration fees	6,439	6,379	0
Other	1,542	772	1,818

Westcore Small-Cap Value Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$0	$234,028
Shareholder servicing reimbursement	159,261	0	0
Transfer agent fees	4,376	4,597	9,950
Fund accounting fees and expenses	0	0	30,152
Registration fees	6,876	6,865	0
Other	2,418	1,387	2,313

Westcore Flexible Income Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$3,306	$73,320
Shareholder servicing reimbursement	61,536	0	0
Transfer agent fees	6,252	39	9,399
Fund accounting fees and expenses	0	2,480	15,005
Registration fees	7,147	7,018	0
Other	2,166	771	1,836

Westcore Plus Bond Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$0	$1,259,437
Shareholder servicing reimbursement	1,063,560	0	0
Transfer agent fees	69,666	1,381	23,485
Fund accounting fees and expenses	0	0	125,974
Registration fees	15,727	7,354	0
Other	8,438	643	11,980

When-Issued Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each Fund maintains, in a segregated account with its custodian, liquid assets with a market value at least equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-US securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Other – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis. Other Income is primarily comprised of consent fees which are compensation for agreeing to changes in the terms to debt instruments.

3. SHARES OF BENEFICIAL INTEREST

On June 30, 2012, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	Westcore Growth Fund		Westcore MIDCO Growth Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011	June 30, 2012	December 31, 2011
Shares issued and redeemed:
Shares sold
Retail Class	657,741	1,497,983	645,322	4,486,508
Institutional Class	42,464	504,955	141,198	365,436
Shares issued in reinvestment of distributions
Retail Class	0	0	0	962,714
Institutional Class	0	0	0	393,840
Shares redeemed
Retail Class	(983,160)	(5,407,310)	(2,581,782)	(4,417,129)
Institutional Class	(485,427)	(74,307)	(671,893)	(474,615)

Net increase/(decrease) resulting from
share transactions	(768,382)	(3,478,679)	(2,467,155)	1,316,754

	Westcore Select Fund		Westcore Blue Chip Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011	June 30, 2012	December 31, 2011
Shares issued and redeemed:
Shares sold
Retail Class	3,560,637	34,267,036	80,656	84,537
Institutional Class	N/A	N/A	11,754	25,109
Shares issued in reinvestment of distributions
Retail Class	0	232,611	4	66,904
Institutional Class	N/A	N/A	0	14,034
Shares redeemed
Retail Class	(11,610,249)	(16,697,082)	(518,474)	(5,930,025)
Institutional Class	N/A	N/A	(100,018)	(1,219,035)
Acquisition (Note 10) - Retail Class	N/A	N/A	N/A	9,797,590

Net increase/(decrease) resulting from
share transactions	(8,049,612)	17,802,565	(526,078)	2,839,114

	Westcore Mid-Cap Value Fund		Westcore Small-Cap Opportunity Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011	June 30, 2012	December 31, 2011
Shares issued and redeemed:
Shares sold
Retail Class	104,415	343,736	119,336	293,153
Institutional Class	N/A	N/A	1,676	4,790
Shares issued in reinvestment of distributions
Retail Class	0	19,824	0	6,846
Institutional Class	N/A	N/A	0	1,462
Shares redeemed
Retail Class	(385,036)	(518,638)	(158,047)	(383,014)
Institutional Class	N/A	N/A	(21,946)	(10,610)

Net decrease resulting from share transactions	(280,621)	(155,078)	(58,981)	(87,373)

	Westcore Small-Cap Value Fund		Westcore Micro-Cap Opportunity Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011	June 30, 2012	December 31, 2011
Shares issued and redeemed:
Shares sold
Retail Class	2,427,765	4,127,583	151,682	53,214
Institutional Class	1,185,011	2,619,276	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	111,151	0	0
Institutional Class	0	77,187	N/A	N/A
Shares redeemed
Retail Class	(2,439,279)	(7,877,676)	(62,554)	(35,567)
Institutional Class	(620,775)	(4,412,014)	N/A	N/A

Net increase/(decrease) resulting from
share transactions	552,722	(5,354,493)	89,128	17,647

	Westcore International Small-Cap Fund		Westcore Flexible Income Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011	June 30, 2012	December 31, 2011
Shares issued and redeemed:
Shares sold
Retail Class	5,261,721	8,479,408	2,109,147	4,542,219
Institutional Class	N/A	N/A	143,444	211,727
Shares issued in reinvestment of distributions
Retail Class	0	143,434	310,518	451,430
Institutional Class	N/A	N/A	8,144	12,534
Shares redeemed
Retail Class	(1,857,183)	(3,344,897)	(2,343,038)	(2,546,525)
Institutional Class	N/A	N/A	(62,448)	(153,478)

Net increase resulting from share transactions	3,404,538	5,277,945	165,767	2,517,907

	Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011	June 30, 2012	December 31, 2011
Shares issued and redeemed:
Shares sold
Retail Class	18,387,232	35,314,517	1,986,199	2,320,503
Institutional Class	3,411,200	5,483,227	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	2,358,324	5,118,092	156,328	300,777
Institutional Class	336,589	900,490	N/A	N/A
Shares redeemed
Retail Class	(13,825,755)	(43,353,055)	(578,381)	(3,589,700)
Institutional Class	(1,733,662)	(8,808,833)	N/A	N/A

Net increase/(decrease) resulting from
share transactions	8,933,928	(5,345,562)	1,564,146	(968,420)

4. COST AND UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS ON A TAX BASIS

Westcore Equity Funds

				Westcore	Westcore
	Westcore	Westcore MIDCO	Westcore	Blue	Mid-Cap Value
	Growth Fund	Growth Fund	Select Fund	Chip Fund	Fund
As of June 30, 2012

Gross appreciation (excess of value over tax cost)	$14,835,234	$12,381,187	$31,350,168	$12,686,061	$6,426,780

Gross depreciation (excess of tax cost over value)	(840,769)	(10,285,288)	(43,650,752)	(1,124,688)	(1,664,185)

Net unrealized appreciation/(depreciation)	$13,994,465	$2,095,899	$(12,300,584)	$11,561,373	$4,762,595

Cost of investment for income tax purposes	$51,113,123	$116,840,128	$501,119,397	$55,400,634	$33,869,086

	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Small-Cap	Micro-Cap	International
	Opportunity Fund	Value Fund	Opportunity Fund	Small-Cap Fund
As of June 30, 2012

Gross appreciation (excess of value over tax cost)	$8,451,048	$47,836,588	$375,006	$32,198,143

Gross depreciation (excess of tax cost over value)	(2,718,051)	(8,643,862)	(104,900)	(15,537,320)

Net unrealized appreciation/(depreciation)	$5,732,997	$39,192,726	$270,106	$16,660,823

Cost of investment for income tax purposes	$40,511,243	$271,450,899	$2,988,783	$189,468,160

Westcore Bond Funds
	Westcore	Westcore	Westcore Colorado
	Flexible Income Fund	Plus Bond Fund	Tax-Exempt Fund
As of June 30, 2012

Gross appreciation (excess of value over tax cost)	$4,979,691	$110,789,655	$7,453,194

Gross depreciation (excess of tax cost over value)	(4,856,325)	(15,218,026)	(280,856)

Net unrealized appreciation/(depreciation)	$123,366	$95,571,629	$7,172,338

Cost of investment for income tax purposes	$91,804,808	$1,608,272,696	$125,042,039

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Advisor” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 0.65%, 0.65%, 0.75%, 1.00%, 1.00%, 1.00%, 1.20%, 0.45%, 0.35% and 0.40% of the average net assets for Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively. Prior to May 1, 2012 the investment advisory fee was 0.45% and 0.50% for the Westcore Plus Bond and Westcore Tax-Exempt Funds, respectively.

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly. Denver Investments and ALPS revised the agreement with the Funds effective May 1, 2012 and agreed to allocate the co-administration fee as shown in the chart below. In addition, the Bookkeeping and Pricing services provided by ALPS were consolidated into the revised agreement and fee schedule below.

	ALPS	Denver Investments	Total
First $3.5 billion in average daily Net Assets of the Trust	0.04%	0.10%	0.14%
Net Assets greater than $3.5 billion in average daily Net Assets
of the Trust	0.025%	0.05%	0.075%

The administrative fees are then allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets.

The minimum Trust level fees, Institutional Class fees and Westcore Micro-Cap Opportunity Fund fees were all eliminated.

Prior to May 1, 2012 the following fees applied.

	ALPS	Denver Investments	Total
First $750 million in average daily Net Assets of the Trust	0.05%	0.20%	0.25%
Next $250 million in average daily Net Assets of the Trust	0.04%	0.16%	0.20%
Net Assets greater than $1.0 billion in average daily Net
Assets of the Trust	0.025%	0.10%	0.125%

The administrative fees are then allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets. ALPS was also entitled to a minimum Trust level fee of $357,250 per annum, but no more than the amount of the administration fees paid by the Trust.

In addition, ALPS was entitled to an Institutional Class minimum administration fee up until 5/1/2012. The fee was charged directly to each Institutional Class based on the Class’ assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$10,000
$10,000,000 - $19,999,999	$7,500
$20,000,000 - $29,999,999	$5,000
$30,000,000 - $39,999,999	$2,500
Over $40,000,000	$0

In addition, ALPS was entitled to a minimum administration fee for Westcore Micro-Cap Opportunity Fund up until 5/1/2012. The fee was charged directly to the Fund based on the Fund’s net assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$10,000
$10,000,000 - $19,999,999	$7,500
$20,000,000 - $29,999,999	$5,000
Over $30,000,000	$0

Each Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Trust is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, the Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

The Co-Administrators and the Advisor contractually agreed to waive fees or reimburse expenses for each of the Funds until April 29, 2012. Effective April 30, 2012 the Advisor contractually agreed that the Net Annual Fund Operating Expenses for the Retail Class shares of the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, West-core International Small-Cap, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.15%, 1.15%, 1.25%, 1.30%, 1.30%, 1.30%, 1.50%, 0.85%, 0.55%, and 0.65%, respectively until at least April 30, 2013. Without such fee waivers, for the six months ended June 30, 2012, the Total Annualized Fund Operating Expenses of the Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Funds would be 1.19%, 1.27%, 1.49%, 1.40%, 4.77%, 1.64%, 0.88%, 0.78% and 0.86% respectively.

Denver Investments as Advisor and Co-Administrator has contractually agreed to waive fees or reimburse expenses with respect to Institutional Class shares until at least April 30, 2013. Denver Investments will waive its investment advisory and/or administration fees and/or reimburse for all the ongoing class-specific expenses for the Institutional Class shares. Without such fee waivers, for the six months ended June 30, 2012, the Total Annualized Operating Expenses for the Institutional Class shares of the Westcore Growth, Westcore Midco Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Flexible Income and Westcore Plus Bond Funds would be 1.30%, 0.95%, 1.16%, 2.10%, 1.26%, 1.92% and 0.63%, respectively.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

ALPS agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds. Under the Bookkeeping and Pricing Agreement, ALPS received from the Trust a fee based on the assets of each Fund, subject to minimum fees on both the Retail and the Institutional Classes, and is reimbursed for out-of pocket expenses. Effective May 1, 2012, these services were consolidated into the Administration Agreement.

Certain officers of the Funds are also officers of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, offi-cers and employees of the Advisor, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Advisor’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Advisor. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the trustees to defer the receipt of all or a portion of trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the trustee. The amount paid to the trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the Deferral Plan will not affect the net assets of the Fund.

6. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued ASU NO. 2011-11 “Disclosures about Offsetting Assets and Liabilities” to expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

7. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1) Level 1 – Quoted & Unadjusted Prices in active markets for identical investments

2) Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

3) Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of June 30, 2012 in valuing the Funds’ assets:

Westcore Growth Fund

Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total

Common Stocks	$62,201,960	$–	$–	$62,201,960
Money Market Mutual Funds	2,905,628	–	–	2,905,628

Total	$65,107,588	$–	$–	$65,107,588

Westcore MIDCO Growth Fund

Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total

Common Stocks	$112,574,589	$–	$–	$112,574,589
Money Market Mutual Funds	6,361,438	–	–	6,361,438

Total	$118,936,027	$–	$–	$118,936,027

Westcore Select Fund

Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total

Common Stocks	$487,754,926	$–	$–	$487,754,926
Money Market Mutual Funds	1,063,887	–	–	1,063,887

Total	$488,818,813	$–	$–	$488,818,813

Westcore Blue Chip Fund

Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total

Common Stocks	$65,370,528	$–	$–	$65,370,528
Money Market Mutual Funds	1,591,479	–	–	1,591,479

Total	$66,962,007	$–	$–	$66,962,007

Westcore Mid-Cap Value Fund

Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total

Common Stocks	$38,126,388	$–	$–	$38,126,388
Money Market Mutual Funds	505,293	–	–	505,293

Total	$38,631,681	$–	$–	$38,631,681

Westcore Small-Cap Opportunity Fund

Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total

Common Stocks	$44,534,954	$–	$–	$44,534,954
Money Market Mutual Funds	1,709,286	–	–	1,709,286

Total	$46,244,240	$–	$–	$46,244,240

Westcore Small-Cap Value Fund

Investments in Securities	Level 1–Quoted and		Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices		Observable Inputs	Unobservable Inputs	Total

Common Stocks	$299,131,920		$–	$–	$299,131,920
Money Market Mutual Funds	11,511,705		–	–	11,511,705

Total	$310,643,625		$–	$–	$310,643,625

Westcore Micro-Cap Opportunity Fund

Investments in Securities	Level 1–Quoted and		Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices		Observable Inputs	Unobservable Inputs	Total

Common Stocks	$2,875,911		$–	$–	$2,875,911
Money Market Mutual Funds	382,978		–	–	382,978

Total	$3,258,889		$–	$–	$3,258,889

Westcore International Small-Cap Fund

Investments in Securities	Level 1–Quoted and		Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices		Observable Inputs	Unobservable Inputs	Total

Common Stocks	$192,075,133		$–	$–	$192,075,133
Money Market Mutual Funds	14,053,850		–	–	14,053,850

Total	$206,128,983		$–	$–	$206,128,983

Other Financial Instruments**

Assets:

Forward Foreign
Currency Contracts	$–		$6,516	$–	$6,516
Liabilities:
Forward Foreign
Currency Contracts	–		(590,058)	–	(590,058)

Total	$–		$(583,542)	$–	$(583,542)

Westcore Flexible Income Fund

Investments in Securities	Level 1–Quoted and		Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices		Observable Inputs	Unobservable Inputs	Total

Convertible Preferred Stocks	$1,286,991		$–	$–	$1,286,991
Nonconvertible Preferred Stocks	3,113,587			900,000	4,013,587
Corporate Bonds	–		80,176,398	2,268,865	82,445,263
Commercial Mortgage-Backed
Securities & Residential
Mortgage Backed Securities	–		2,210,477	–	2,210,477
Money Market Mutual Funds	1,971,856		–	–	1,971,856

Total	$6,372,434		$82,386,875	$3,168,865	$91,928,174

Westcore Plus Bond Fund

Investments in Securities	Level 1 – Quoted and		Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices		Observable Inputs	Unobservable Inputs	Total

Nonconvertible Preferred Stocks	$2,035,614		$-	$2,340,000	$4,375,614
Corporate Bonds	–		797,293,631	18,648,915	815,942,546
Municipal Bonds	–		6,934,093	–	6,934,093
Asset-Backed Securities,
Commercial Mortgage-Backed
Securities, Residential Mortgage-
Backed Securities & Agency
Mortgage-Backed Securities	–		653,012,632	–	653,012,632
U.S. Government & Agency
Obligations	–		69,870	–	69,870
U.S. Treasury Bonds & Notes	–		221,953,898	–	221,953,898
Money Market Mutual Funds	1,555,672	–		–	1,555,672

Total	$3,591,286		$1,679,264,124	$20,988,915	$1,703,844,325

Westcore Colorado Tax-Exempt Fund

Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total

Municipal Bonds	$–	$127,740,540	$–	$127,740,540
Money Market Mutual Funds	4,473,837	–	–	4,473,837

Total	$4,473,837	$127,740,540	$–	$132,214,377

* For detailed Industry descriptions, see the accompanying Statements of Investments.

** Other financial instruments are derivative instruments not reflected in the Statements of Investments.

There were no transfers between Levels 1 and 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Westcore International Small-Cap Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff.

All securities of the Funds, except for Westcore Flexible Income and Plus Bond Funds, were valued using either Level 1 or Level 2 inputs during the six months ended June 30, 2012. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore Flexible Income Fund

								Net change in
								unrealized appreciation/
				Change in				(depreciation)
	Balance as of	Accrued		unrealized		Transfer in		attributable to Level 3
	December 31,	discount/	Realized gain/	appreciation/	Sales	and/or (out) of	Balance as of	investments still held at
Investments in Securities	2011	premium	(loss)*	(depreciation)*	proceeds	Level 3	June 30, 2012	June 30, 2012

Nonconvertible
Preferred Stocks	$883,125	$–	$–	$16,875	$–	$–	$900,000	$16,875
Corporate Bonds	2,236,817	7,633	3,795	172,893	(152,273)	–	2,268,865	172,893
Commercial Mortgage-
Backed Securities &
Residential Mortgage
Backed Securities	126,077	7,035	(3,592,370)	3,700,199	(240,941)	–	–	–

Total	$3,246,019	$14,668	$(3,588,575)	$3,889,967	$(393,214)	$–	$3,168,865	$189,768

Westcore Plus Bond Fund

								Net change in
								unrealized appreciation/
				Change in				(depreciation)
	Balance as of	Accrued		unrealized		Transfer in		attributable to level 3
	December 31,	Discount/	Realized	appreciation/	Sales	and/or (out) of	Balance as of	investments still held at
Investments in Securities	2011	Premium	gain/(loss)*	(depreciation)*	proceeds	Level 3	June 30, 2012	June 30, 2012

Nonconvertible
Preferred Stocks	$2,296,125	$–	$–	$43,875	$–	$–	$2,340,000	$43,875
Corporate Bonds	18,332,924	8,390	9,696	502,501	(204,596)	–	18,648,915	502,501
Asset-Backed Securities,
Commercial Mortgage-
Backed Securities,
Residential Mortgage-
Backed Securities & Agency
Mortgage-Backed Securities	264,111	11,229	(5,102,868)	5,214,783	(387,255)	–	–	–

Total	$20,893,160	$19,619	$(5,093,172)	$5,761,159	$(591,851)	$–	$20,988,915	$546,376

* Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts in the statement of operations.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, at least one member of Denver Investments’ Management Committee and compliance department will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. Denver Investments may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

At least quarterly, Denver Investments receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. Denver Investments uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, Denver Investments presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee which meets at least quarterly. The Audit Committee then will provide a recommendation to the Board for approval of the fair value measurements.

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2012:

Westcore Flexible Income Fund

Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 06/30/2012	Valuation Technique	Unobservable Input	Level/Range

Nonconvertible Preferred Stocks	$900,000	Consensus Pricing**	Broker Quotes	N/A
Corporate Bonds
	$2,049,014	Adjusted Spread Pricing*	Comparability Adjustment	2.00%
			Liquidity Adjustment	1.50%

	$219,851	Consensus Pricing**	Broker Quotes	N/A

Total	$3,168,865

Westcore Plus Bond Fund

Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 06/30/2012	Valuation Technique	Unobservable Input	Level/Range

Nonconvertible Preferred Stocks	$2,340,000	Consensus Pricing**	Broker Quotes	N/A
Corporate Bonds
	$5,236,369	Adjusted Spread Pricing*	Comparability Adjustment	2.00%
			Liquidity Adjustment	1.50%

	$13,412,546	Consensus Pricing**	Broker Quotes	N/A

Total	$20,988,915

* We identify comparable security(ies) and obtain market observable spreads to Treasuries, and then adjust for appropriate comparability or liquidity adjustments.

** Denver Investments seeks up to 3 independent price quotes, but in certain cases only one may be available. We evaluate whether the source of the pricing was using valuation techniques in accordance in accordance with topic 820 by developing an internal reasonableness check. For those quotes that are considered reasonable, quantitative unobservable inputs are not developed by Denver Investments.

8. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Small-Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the spot or forward foreign exchange rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve credit risk and market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The number of forward foreign currency contracts held at June 30, 2012 is representative of activity during the six months ended June 30, 2012.

The effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2012 is as follows:

		Asset Derivatives	Liability Derivatives

	Statement of Assets and
Risk Exposure	Liabilities Location	Unrealized Appreciation	Unrealized Depreciation
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts	Net unrealized appreciation/(depreciation)
	on investments and translation of assets and
	liabilities denominated in foreign currencies	$6,516	$590,058

Total		$6,516	$590,058

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 is as follows:

Risk Exposure	Statement of Operations Location
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts	Net realized loss on foreign currency
	transactions	$(2,036,065)

Forward Foreign Currency Contracts	Net change in unrealized depreciation of
	assets and liabilities denominated in foreign
	currencies	(215,154)

Total		$(2,251,219)

9. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the six months ended June 30, 2012 excluding long-term U.S. government securities and short-term investments were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Westcore Growth Fund	$55,929,929	$67,671,188
Westcore MIDCO Growth Fund	69,457,037	91,496,463
Westcore Select Fund	546,088,171	670,306,382
Westcore Blue Chip Fund	3,988,665	11,070,712
Westcore Mid-Cap Value Fund	4,030,444	8,695,971
Westcore Small-Cap Opportunity Fund	7,480,797	9,958,235
Westcore Small-Cap Value Fund	61,617,986	54,649,420
Westcore Micro-Cap Opportunity Fund	3,159,586	2,163,336
Westcore International Small-Cap Fund	55,859,607	12,593,251
Westcore Flexible Income Fund	24,230,060	20,897,792
Westcore Plus Bond Fund	314,749,129	230,510,609
Westcore Colorado Tax-Exempt Fund	27,458,584	4,045,995

Purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2012, were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Westcore Plus Bond Fund	$88,513,838	$54,595,268

Westcore Trustees and Officers:
Jack D. Henderson, Chairman
Mary K. Anstine, Trustee
John A. DeTore, Trustee
Rick A. Pederson, Trustee
James A. Smith, Trustee
Douglas M. Sparks, Trustee
Janice M. Teague, Trustee
Todger Anderson, President
Jasper R. Frontz, Treasurer & Chief Compliance Officer
Patrick D. Buchanan, Asst. Treasurer
David T. Buhler, Secretary

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:
Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203
Individual Investors: 800.392.CORE | Financial Advisors: 800.734.WEST | www.westcore.com

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800.392.CORE; (ii) on the Westcore Funds website, www.westcore.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Westcore Funds are distributed by ALPS Distributors, Inc.

WC120

Item 2.       Code of Ethics.

                  Not applicable to semi-annual report.

Item 3.       Audit Committee Financial Expert.

                  Not applicable to semi-annual report.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable to semi-annual report.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

a)   Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

b)   Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

                  Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.     Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable to semi-annual report.

(a)(2)   The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)   Not applicable.

(b)       The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:	/s/ Todger Anderson
Todger Anderson
President/Principal Executive Officer

Date:	September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Todger Anderson
Todger Anderson
President/Principal Executive Officer

Date:	September 7, 2012

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	September 7, 2012